The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2025 and 2024

Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2025 and 2024, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2025, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Future Contract Benefits Liability
Description of the Matter
At December 31, 2025, future contract benefits liabilities totaled $42.4 billion, a portion of which related to universal life-type contracts with secondary guarantees.
The future contract benefits liability related to these product guarantees is based on estimates of how much the Company will need to pay for future benefits and the amount of fees to be collected from policyholders for these policy features. As described in Notes 1 (see section on Future Contract Benefits) and 12, to the consolidated financial statements, there is significant uncertainty inherent in estimating this liability because there is a significant amount of management judgment involved in developing certain assumptions that impact the liability balance, which include investment margins, mortality rates and policyholder lapse behavior.

Auditing the valuation of future contract benefits liabilities related to these products was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of the future contract benefits liability related to these products.

How We Addressed the Matter in Our Audit	We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the future contract benefits liability estimation processes, including, among others, controls related to the review and approval processes that management has in place for the assumptions used in estimating the future contract benefits liability. This included testing controls related to management’s evaluation of the need to update assumptions based on the comparison of actual Company experience to previous assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience and management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of cash flows related to the future policy benefit reserves for a sample of cohorts or contracts which we compared to the actuarial model used by management.

Market Risk Benefits
Description of the Matter
The Company’s market risk benefits (“MRBs”) assets and liabilities totaled $4.8 billion and $1.1 billion, as of December 31, 2025, respectively, a portion of which relates to MRBs associated with variable annuity contracts that may include guaranteed living benefit and guaranteed death benefit features. As described in Notes 1 (see section on MRBs), 9 and 14 to the consolidated financial statements, there is a significant amount of estimation uncertainty inherent in measuring the fair value of the MRBs because of the sensitivity of certain assumptions underlying the estimate, including equity market return, volatility, policyholder lapse behavior and benefit utilization. Management’s assumptions are adjusted over time for emerging experience and expected changes in trends, resulting in changes to the estimated fair value of the MRBs.

Auditing the valuation of the MRBs was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used to estimate the fair value of MRBs.

How We Addressed the Matter in Our Audit	We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the MRBs estimation process, including, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in measuring the fair value of the MRBs. This included testing controls related to management’s evaluation of current and future equity market return and volatility, and the need to update policyholder lapse behavior and benefit utilization assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of the MRBs for a sample of contracts which we compared to the fair value model used by management.

/s/ Ernst & Young LLP
We have served as the Company’s auditor since 1966.
Philadelphia, Pennsylvania
March 12, 2026

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except share data)

	As of December 31,
	2025	2024
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2025 - $92,842; 2024 - $88,978; allowance for credit losses: 2025 - $110; 2024 - $46)	$87,586	$81,900
Trading securities	1,660	2,005
Equity securities	629	294
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2025 - $199; 2024 - $232)	22,338	20,940
Policy loans	2,617	2,465
Derivative investments	9,945	9,512
Other investments	7,812	6,935
Total investments	132,587	124,051
Cash and invested cash	7,946	4,505
Deferred acquisition costs, value of business acquired and deferred sales inducements	12,637	12,426
Reinsurance recoverables, net of allowance for credit losses	48,607	48,943
Deposit assets, net of allowance for credit losses	34,819	30,537
Market risk benefit assets	4,753	4,860
Accrued investment income	1,013	993
Goodwill	1,144	1,144
Other assets	9,394	9,529
Separate account assets	180,092	168,438
Total assets	$432,992	$405,426

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder account balances	$135,904	$125,818
Future contract benefits	42,360	40,002
Funds withheld reinsurance liabilities	30,930	26,810
Market risk benefit liabilities	1,118	1,046
Deferred front-end loads	7,605	6,750
Payables for collateral on investments	7,953	9,876
Short-term debt	–	24
Long-term debt	1,426	2,173
Other liabilities	13,618	13,977
Separate account liabilities	180,092	168,438
Total liabilities	421,006	394,914

Contingencies and Commitments (See Note 17)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	14,041	13,015
Retained earnings (deficit)	(100)	(173)
Accumulated other comprehensive income (loss)	(1,955)	(2,330)
Total stockholder’s equity	11,986	10,512
Total liabilities and stockholder’s equity	$432,992	$405,426

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in millions)

	For the Years Ended December 31,
	2025	2024	2023
Revenues
Insurance premiums	$5,305	$1,866	$3,416
Fee income	4,547	4,486	5,168
Net investment income	5,625	5,107	5,733
Realized gain (loss)	(746)	276	(4,934)
Other revenues	297	553	676
Total revenues	15,028	12,288	10,059
Expenses
Benefits	5,451	2,100	5,028
Policyholder liability remeasurement (gain) loss	(99)	(20)	(167)
Interest credited	3,478	3,160	3,202
Market risk benefit (gain) loss	(223)	(938)	(1,135)
Commissions and other expenses	5,207	5,219	5,402
Interest and debt expense	146	185	190
Total expenses	13,960	9,706	12,520
Income (loss) before taxes	1,068	2,582	(2,461)
Federal income tax expense (benefit)	103	452	(673)
Net income (loss)	965	2,130	(1,788)
Other comprehensive income (loss), net of tax:
Unrealized investment gain (loss)	984	30	4,942
Market risk benefit non-performance risk gain (loss)	(406)	(924)	(670)
Policyholder liability discount rate remeasurement gain (loss)	(206)	150	(145)
Funded status of employee benefit plans	3	(1)	1
Total other comprehensive income (loss), net of tax	375	(745)	4,128
Comprehensive income (loss)	$1,340	$1,385	$2,340

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in millions)

	For the Years Ended December 31,
	2025	2024	2023
Common Stock
Balance as of beginning-of-year	$13,015	$12,961	$12,903
Capital contribution from Lincoln National Corporation	962	–	5
Stock compensation/issued for benefit plans	64	54	53
Balance as of end-of-year	14,041	13,015	12,961

Retained Earnings (Deficit)
Balance as of beginning-of-year	(173)	(869)	1,414
Net income (loss)	965	2,130	(1,788)
Dividends paid to Lincoln National Corporation	(685)	(1,434)	(495)
Non-cash dividend to Lincoln National Corporation for
settlement of an inter-company tax receivable	(207)	–	–
Balance as of end-of-year	(100)	(173)	(869)

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	(2,330)	(1,585)	(5,713)
Other comprehensive income (loss), net of tax	375	(745)	4,128
Balance as of end-of-year	(1,955)	(2,330)	(1,585)
Total stockholder’s equity as of end-of-year	$11,986	$10,512	$10,507

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)

	For the Years Ended December 31,
	2025	2024	2023
Cash Flows from Operating Activities
Net income (loss)	$965	$2,130	$(1,788)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	746	(276)	4,934
Market risk benefit (gain) loss	(223)	(938)	(1,135)
Sales and maturities (purchases) of trading securities, net	363	325	1,302
Net operating cash payments related to closing Fortitude Re reinsurance transaction	–	–	(1,457)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads	629	708	642
Accrued investment income	(32)	(32)	34
Insurance liabilities and reinsurance-related balances	(1,757)	(2,534)	(2,791)
Accrued expenses	81	160	223
Federal income tax accruals	81	701	(563)
Cash management agreement	(61)	(941)	(733)
Other	(105)	(312)	568
Net cash provided by (used in) operating activities	687	(1,009)	(764)
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(18,884)	(11,520)	(10,713)
Sales of available-for-sale securities and equity securities	3,223	1,406	3,606
Maturities of available-for-sale securities	10,951	9,338	5,597
Purchases of other investments	(2,093)	(1,371)	(614)
Sales and repayments of other investments	1,136	342	131
Issuance of mortgage loans on real estate	(4,176)	(4,135)	(1,943)
Repayment and maturities of mortgage loans on real estate	2,783	1,669	1,266
Repayment (issuance) of policy loans, net	(148)	(2)	(120)
Net change in collateral on investments, certain derivatives and related settlements	2,111	3,918	(333)
Cash received from disposition, net of cash transferred	–	512	–
Other	128	(300)	(372)
Net cash provided by (used in) investing activities	(4,969)	(143)	(3,495)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	962	–	5
Payment of long-term debt, including current maturities	(225)	(50)	–
Issuance (payment) of short-term debt	(24)	(766)	228
Payment related to sale-leaseback transactions	(7)	(17)	(79)
Proceeds from certain financing arrangements	33	53	86
Payment related to certain financing arrangements	(148)	(137)	(49)
Net financing cash proceeds related to closing Fortitude Re reinsurance transaction	–	–	133
Policyholder account balances:
Deposits	21,097	16,046	16,388
Withdrawals	(12,474)	(12,124)	(10,633)
Transfers from (to) separate accounts, net	(794)	(27)	(624)
Common stock issued for benefit plans	(12)	(9)	(7)
Dividends paid to Lincoln National Corporation	(685)	(505)	(495)
Net cash provided by (used in) financing activities	7,723	2,464	4,953
Net increase (decrease) in cash and invested cash	3,441	1,312	694
Cash and invested cash as of beginning-of-year	4,505	3,193	2,499
Cash and invested cash as of end-of-year	$7,946	$4,505	$3,193
See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. Through our business segments, we sell a wide range of wealth accumulation, wealth protection, group protection and retirement products and solutions. These products primarily include variable annuities, fixed annuities (including indexed), registered index-linked annuities (“RILA”), universal life insurance (“UL”), variable universal life insurance (“VUL”), linked-benefit UL and VUL, indexed universal life insurance (“IUL”), term life insurance, group life, disability and dental and employer-sponsored retirement plans and services. For more information on our segments and the products and solutions we provide, see Note 19.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts presented in the consolidated financial statements for prior year periods in this report have been reclassified to conform to the presentation adopted in the current year.

Effective in the third quarter of 2025, we reclassified the investments in company-owned life insurance (“COLI”) from other assets to other investments on the Consolidated Balance Sheets and the associated income statement activity from other revenues to net investment income on the Statements of Consolidated Comprehensive Income (Loss), which had no impact to total assets, total stockholder’s equity, total net income (loss) or net cash provided by (used in) investing activities in any such prior year period presented in this report.

We present disaggregated disclosures in the Notes below for long-duration insurance balances, applying the level of aggregation by segment as follows:

Business Segment	Level of Aggregation
Annuities	Variable Annuities
Fixed Annuities
Payout Annuities
Life Insurance	Traditional Life
UL and Other
Group Protection	Group Protection
Retirement Plan Services	Retirement Plan Services

The variable annuities level of aggregation includes RILA products, which are indexed variable annuities. The fixed annuities level of aggregation represents deferred fixed annuities. We have excluded amounts reported in Other Operations from our disaggregated disclosures that are attributable to the indemnity reinsurance agreements with Protective Life Insurance Company (“Protective”) and Swiss Re Life & Health America, Inc (“Swiss Re”) as these contracts are fully reinsured, run-off institutional pension business in the form of group annuity and the results of certain disability income business.

Sale of Wealth Management Business

On May 6, 2024, our parent company LNC closed the sale of all of the ownership interests in the subsidiaries of LNC that comprised its wealth management business, including our subsidiary Lincoln Financial Advisors Corporation, to Osaic Holdings, Inc., a Delaware corporation (“Osaic”), pursuant to the Stock Purchase Agreement entered into between LNC and Osaic on December 14, 2023 (the “Agreement”). LNC received $723 million in cash, inclusive of a post-closing adjustment. LNL was allocated $598 million of the cash proceeds, and we recognized a $454 million pre-tax realized gain for the year ended December 31, 2024, net of transaction expenses.

Transaction expenses for the year ended December 31, 2024, of $27 million were reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss). For more information, see Note 20.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary. We use the equity method of accounting to recognize all of our investments in limited partnerships (“LPs”). All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in the consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change. Actual results could differ from these estimates and assumptions. Included among the material (or potentially material) reported amounts and disclosures that require use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, MRBs, future contract benefits, income taxes including the recoverability of our deferred tax assets and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in the consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board Accounting Standards CodificationTM, we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

•Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;
•Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
•Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”).

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).
•State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
•Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

•The estimated range and average period until recovery;
•The estimated range and average holding period to maturity;
•Remaining payment terms of the security;
•Current delinquencies and nonperforming assets of underlying collateral;
•Expected future default rates;
•Collateral value by vintage, geographic region, industry concentration or property type;
•Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). For debt securities where impairment has been recognized, the difference between the new amortized cost basis and the cash flows expected to be collected are accreted as interest income and recognized in net investment income on the Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on the Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

•The current economic environment and market conditions;
•Our business strategy and current business plans;
•The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of annuity contracts and life insurance policies;
•The capital risk limits approved by management; and
•Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•Historical and implied volatility of the security;
•The extent to which the fair value has been less than amortized cost;
•Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•Failure, if any, of the issuer of the security to make scheduled payments; and
•Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off through net investment income on the Consolidated Statements of Comprehensive Income (Loss) when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•Fundamentals of the industry in which the issuer operates;
•Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
•Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•Expectations regarding defaults and recovery rates;
•Changes to the rating of the security by a rating agency; and
•Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•Susceptibility to fair value fluctuations for changes in the interest rate environment;
•Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance and coinsurance with funds withheld reinsurance agreements. Investment results for the portfolios that support modified coinsurance and coinsurance with funds withheld reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements. Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities, mutual fund shares and closed-end funds. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares. The fair value of unconsolidated sponsored closed-end funds is determined using the net asset value (“NAV”) of the fund. The NAV of the fund represents the price at which we would be able to initiate a transaction.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. We carry certain mortgage loans associated with modified coinsurance agreements at fair value where the fair value option has been elected. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on the Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on the Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged off against net investment income. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by commercial mortgage loans, residential mortgage loans, and unfunded commitments related to commercial mortgage loans.

The allowance for credit losses for pooled loans of similar risk (i.e., commercial and residential mortgage loans) is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the commercial loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

We review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We primarily focus on properties that experienced a reduction in debt-service coverage or occupancy, as well as properties that have significant tenant rollover risk. We also focus on other qualitative trends, including historical loan performance, investment in the property and borrower behavior. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value (“LTV”) and debt-service coverage ratios. The LTV ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. LTV ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower LTV ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to commercial mortgage loans. As such, an allowance for credit losses is developed based on the commercial mortgage loan process outlined above, along with an internally developed conversion factor.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate. In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics. Therefore, these pools of loans are collectively evaluated for inherent credit losses. Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends. These evaluations and assessments are revised as conditions change and new information becomes available, including updated forecasts, which can cause the allowance for credit losses to increase or decrease over time as such evaluations are revised. Generally, residential mortgage loan pools exclude loans that are nonperforming, as those loans are evaluated individually using the evaluation framework for specific allowance for credit losses described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming. We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status. There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming. We monitor and update aging schedules and nonaccrual status on a monthly basis.

Policy Loans

Policy loans represent loans we issue to policyholders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk by entering into derivative transactions. Our derivative instruments are recognized as either assets or liabilities on the Consolidated Balance Sheets at estimated fair value. We have master netting agreements with each of our derivative counterparties that allow for the netting of our derivative asset and liability positions by counterparty. We categorize derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

We purchase and issue financial instruments and products that contain embedded derivative instruments that are recorded with the associated host contract. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes and reported within other assets or other liabilities on the Consolidated Balance Sheets. The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consist primarily of alternative investments, COLI, an asset-backed consolidated VIE, cash collateral receivables related to our derivative instruments, Federal Home Loan Bank (“FHLB”) common stock and short-term investments. For more information on the asset-backed consolidated VIE, see Note 4.

Alternative investments consist primarily of investments in LPs. We account for our investments in LPs using the equity method to determine the carrying value. Investment income on alternative investments is reported within net investment income on the Consolidated Statements of Comprehensive Income (Loss). Recognition of investment income on alternative investments is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners. As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

We invest in COLI on the lives of certain officers and key employees who have consented to the Company being the beneficiary of such contracts. COLI is carried at the cash surrender value of the policies. Changes in the cash surrender value are reported within net investment income on the Consolidated Statements of Comprehensive Income (Loss). As of December 31, 2025 and 2024, we had $1.2 billion and $663 million of COLI reported within other investments on our Consolidated Balance Sheets.

In uncleared derivative transactions, we and the counterparty enter into a credit support annex requiring either party to post collateral, which may be in the form of cash, equal to the net derivative exposure. Cash collateral we have posted to a counterparty is recorded within other investments on the Consolidated Balance Sheets. Cash collateral a counterparty has posted is recorded within payables for collateral on investments on the Consolidated Balance Sheets. We also have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program and to issue funding agreements. For more information on our collateralized financing arrangements, see “Payables for Collateral on Investments” below. For more information on our funding agreements, see “Policyholder Account Balances” below.

Short-term investments consist of securities with original maturities of one year or less, but greater than three months. Securities included in short-term investments are carried at fair value, with valuation methods and inputs consistent with those applied to fixed maturity AFS securities.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of annuities, UL, VUL, traditional life insurance, group life and disability insurance and other investment contracts have been deferred (i.e., deferred acquisition costs (“DAC”)). Such acquisition costs are capitalized in the period they are incurred and primarily include commissions, certain bonuses, a portion of total compensation and benefits of certain employees involved in the acquisition process and medical and inspection fees. Value of business acquired

(“VOBA”) is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered deferred sales inducements (“DSI”) and reported in deferred acquisition costs, value of business acquired and deferred sales inducements on the Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred and reported as deferred front-end loads (“DFEL”) on the Consolidated Balance Sheets.

DAC, VOBA, DSI and DFEL amortization is reported within the following financial statement line items on the Consolidated Statements of Comprehensive Income (Loss):

•DAC and VOBA – commissions and other expenses
•DSI – interest credited
•DFEL – fee income

DAC, VOBA, DSI and DFEL are amortized on a constant level basis relative to the insurance in force over the expected term of the related contracts using the groupings and actuarial assumptions that are consistent with those used for calculating the related policyholder liability balances. Actuarial assumptions include, but are not limited to, mortality, morbidity and certain policyholder behaviors such as persistency, which are adjusted for emerging experience and expected trends of the related long-duration insurance contracts and certain investment contracts by segment. During the third quarter of each year, we conduct our comprehensive review and update these actuarial assumptions. We may update our actuarial assumptions in other quarters as we become aware of information that warrants updating outside of our comprehensive review. These resulting changes are applied prospectively.

The following provides a summary of our DAC, VOBA, DSI and DFEL amortization basis and expected amortization period by segment:

Business Segment	Amortization Basis	Expected Amortization Period
Annuities	Total deposits paid to date on policies in force	Life of contract
Life Insurance	Policy count of policies in force	On average 60 years
Group Protection	Group certificate contracts in force	4 years
Retirement Plan Services	Lives in force	Life of contract or 40 years

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

For reinsurance transactions where we receive proceeds that represent recovery of our previously incurred acquisition costs, we reduce the applicable unamortized acquisition cost such that net acquisition costs are capitalized and charged to commissions and other expenses.

Reinsurance

We and LLANY enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity. When we apply reinsurance accounting, insurance premiums, benefits and DAC and VOBA amortization are reported net of reinsurance ceded, as applicable, on the Consolidated Statements of Comprehensive Income (Loss). Amounts currently recoverable, such as ceded reserves, other than ceded MRBs, are reported in reinsurance recoverables, and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on the Consolidated Balance Sheets.

In a modified coinsurance or coinsurance with funds withheld reinsurance structured agreement, the investments that would have been sent to the reinsurer as premiums are withheld by us and remain on our Consolidated Balance Sheets, with the existing accounting maintained. A corresponding liability is recognized on our Consolidated Balance Sheets within funds withheld reinsurance liabilities representing our obligation to pay the reinsurer. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements. The changes in the embedded derivative liabilities are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by us to be considered on deposit with the reinsurer and such amounts are reported in deposit assets, net of allowance for credit losses and other liabilities, respectively, on the Consolidated Balance Sheets. As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted. Interest income on deposit assets and interest expense on deposit liabilities is reported in other revenues and commissions and other expenses, respectively, on the Consolidated Statements of Comprehensive Income (Loss).

Reinsurance recoverables are measured and recognized consistent with the liabilities related to the underlying contracts. The interest assumption used for discounting reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is the upper-medium grade fixed income instrument (“single-A”) interest rate locked-in at the reinsurance contract issuance date. We remeasure reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts with the current single-A interest rate as of the end of each reporting period. Ceded MRBs are accounted for separately from reinsurance recoverables. See “MRBs” below for additional information.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets held by our subsidiaries, other than ceded MRB assets. As such, we performed a quantitative analysis using a probability of loss model approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets, other than ceded MRB assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our credit loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the period to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit (“LOC”) for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in times of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Where applicable, gains or losses recognized on reinsurance transactions are deferred and amortized into net income (loss) using an amortization basis reflective of the characteristics of the underlying ceded business. Our deferred gains and losses on reinsurance of our interest-sensitive life insurance products are recognized over the projected life of the policies, based on projected profitability or projected reserve development for blocks with negative profitability. Our deferred gains and losses on reinsurance of our annuity products are recognized over the period in which the majority of account balances is expected to run off. Deferred gains and losses are reported within other liabilities and other assets, respectively, on the Consolidated Balance Sheets. Amortization of deferred gains and losses is reported within other revenues and commissions and other expenses, respectively, on the Consolidated Statements of Comprehensive Income (Loss).

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We test goodwill for impairment by performing a qualitative assessment. The qualitative assessment considers current events including the economic and regulatory environment, financial performance and industry conditions to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. If it is determined based on our qualitative analysis that it is more likely than not that the fair value is less than the carrying value, we perform a quantitative assessment where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss). The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of deferred loss on business sold through reinsurance, cash management agreement receivable, certain reinsurance assets, current and deferred taxes, property and equipment, premiums and fees receivable, specifically identifiable intangible assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, operating lease right-of-use (“ROU”) assets, ceded MRB liabilities and other receivables and prepaid expenses. Other liabilities consist primarily of deferred gain on business sold through reinsurance, ceded MRB assets, pension and other employee benefit liabilities, certain reinsurance payables, other policyholder liabilities, certain financing arrangements, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, operating lease liabilities, derivative instrument liabilities and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”). The carrying values of VOCRA and VODA are amortized using a straight-line basis over their weighted average life of 20 years and 13 years, respectively. See Note 8 for more information regarding specifically identifiable intangible assets.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. Certain assets on the Consolidated Balance Sheets are related to certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value, and is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We lease office space and certain equipment under various long-term lease agreements. We determine if an arrangement is a lease at inception. Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date. Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments. The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs. Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options. Our lease agreements may contain both lease and non-lease components, which are accounted for separately. Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Consolidated Balance Sheets based on the fair value of the underlying investments. Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the policyholders; therefore, they are not reflected on the Consolidated Statements of Comprehensive Income (Loss), and the Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts. Asset-based fees and contract administration charges (collectively referred to as “policyholder assessments”) are assessed against the accounts and included within fee income on the Consolidated Statements of Comprehensive Income (Loss). An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the policyholder.

Policyholder Account Balances

Policyholder account balances include the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. The liability for policyholder account balances includes UL and VUL and investment-type annuity products where account balances are equal to deposits plus interest credited less withdrawals, surrender charges, policyholder assessments, as well as amounts representing the fair value of embedded derivative instruments associated with our IUL and indexed annuity products. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and update assumptions as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update.

Obligations arising from funding agreements are also reported within policyholder account balances reported on the Consolidated Balance Sheets at amortized cost with the associated interest reported within interest credited on the Consolidated Statements of Comprehensive Income (Loss). The Company issues funding agreements through its funding-agreement-backed notes (“FABN”) program, under secured funding agreement-backed repurchase agreements (“FABRs”) and to the FHLB.

Future Contract Benefits

Future contract benefits represent liability reserves, including liability for future policy benefits (“LFPB”), liability for future claims reserves and additional liability for other insurance benefits that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.

The LFPB associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is measured using a net premium ratio approach. This approach accrues expected benefits and claims in proportion to the premium revenue recognized. For life-contingent payout annuity contracts with limited premium payments, as premium collection is not the completion of the earnings process, gross premiums in excess of net premiums are deferred. This excess of gross premiums received over the related net premiums is referred to as the deferred profit liability (“DPL”). The DPL is included in the LFPB, and profits are recognized over the life of the contracts.

In measuring our LFPB, we establish cohorts, which are groupings of long-duration contracts. Factors that we consider in determining cohorts include, but are not limited to, our contract classification and issue year requirements, product risk characteristics, assumptions and modeling level used in the valuation systems. The net premium ratio is capped at 100% at the individual cohort level. Expected benefits and claims in excess of premium revenue recognized are expensed immediately.

We use actuarial assumptions to best estimate future premium and benefit cash flows (“cash flow assumptions”) as well as the actual historical cash flows received and paid to derive a net premium ratio in measuring the LFPB. These actuarial assumptions include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions (excluding the claims settlement expense assumption that is locked in at inception) in the calculation of the net premium ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the net premium ratio for actual experience. The remeasurement of LFPB for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). For all contract cohorts issued after January 1, 2021, interest is accrued on LFPB at the single-A interest rate on the contract cohort inception date. For contract cohorts issued prior to January 1, 2021, interest remains accruing at the original discount rate in effect on the contract cohort inception date due to the modified retrospective transition method. We also remeasure the LFPB using the single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

We evaluate the liability for future claims on our long-term disability and life waiver group products. Given the term and renewal features of our product and funding nature of the associated premiums, we have determined that the liability value is generally zero for policies that are not on claim. Therefore, the liability for future claims represents future payments on claims for which a disability event has occurred as of the valuation date. In measuring the liability for future claims, we establish cohorts similar to the process described above and use actuarial assumptions primarily based on claim termination rates, offsets for other insurance including social security, morbidity, incidence and severity assumptions. Cash flow assumptions are subject to the comprehensive review process discussed above. On a quarterly basis, the liability for future claims is updated for actual claims experience. The remeasurement of the liability for future claims for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). We remeasure the liability for future claims using a single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

We use the single-A interest rate curve to discount cash flows used to calculate the LFPB and the liability for future claims. This curve is developed using the upper-medium grade (low credit risk) fixed-income instrument yields that are intended to reflect the duration characteristics of the applicable insurance liabilities.

We issue UL contracts with separate accounts that may include various types of guaranteed benefits that are not accounted for as MRBs or embedded derivatives. These guaranteed benefits require an additional liability that is calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability. Cash flow assumptions incorporated in a benefit ratio in measuring these additional liabilities for other insurance benefits include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions in the calculation of the benefit ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the benefit ratio for actual experience. The remeasurement of additional liability for both assumptions and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). As future cash flow assumption and experience updates result in changes in expected benefit payments or assessments, the benefit ratio is recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above.

Premium deficiency testing is performed for interest-sensitive life products periodically using best estimate assumptions as of the testing date to test the adequacy and appropriateness of the established net reserve (i.e., GAAP reserves net of any DSI or VOBA assets). The premium deficiency test is also performed using a discount rate based on the average crediting rate. A premium deficiency exists when the net reserve plus the present value of expected future gross premiums are determined to be insufficient to cover expected future benefits and non-level expenses.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2025, 2024 and 2023, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $27 million, $40 million and $41 million for the years ended December 31, 2025, 2024 and 2023, respectively.

MRBs

MRBs are contracts or contract features that provide protection to the policyholder from other-than-nominal capital market risk and expose us to other-than-nominal capital market risk upon the occurrence of a specific event or circumstance, such as death, annuitization or periodic withdrawal. MRBs do not include the death benefit component of a life insurance contract (i.e., the difference between the account balance and the death benefit amount). All long-duration insurance contracts and certain investment contracts are subject to MRB evaluation. An MRB can be in either an asset or a liability position. Our MRB assets and MRB liabilities are reported at fair value separately on the Consolidated Balance Sheets.

We issue variable and fixed annuity contracts that may include various types of guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders that we have classified as MRBs. For contracts that contain multiple features that qualify as MRBs, the MRBs are valued on a combined basis using an integrated model. We have entered into reinsurance agreements to cede certain GLB and GDB riders where the reinsurance agreements themselves are accounted for as MRBs or contain MRBs. We therefore record ceded MRB assets and ceded MRB liabilities associated with these reinsurance agreements. Ceded MRB liabilities are included in other assets and ceded MRB assets are included in other liabilities on the Consolidated Balance Sheets.

MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our non-performance risk. Ceded MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our counterparties’ non-performance risk. The scenario assumptions, at each valuation date, are those we view to be appropriate for a hypothetical market participant and include assumptions for capital markets, policyholder behavior (e.g., policy lapse, rider utilization, etc.) mortality, risk margin and administrative expenses. These assumptions are based on a combination of historical data and actuarial judgments. During the third quarter of each year, we conduct our comprehensive review of the actuarial assumptions and projection models used in estimating these MRBs and update these assumptions on a prospective basis as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update. The assumptions for our own non-performance risk and our counterparties’ non-performance risk for MRBs and ceded MRBs, respectively, are determined at each valuation date and reflect our and our counterparties’ risks of not fulfilling the obligations of the underlying liability. The spread for the non-performance risk is added to the discount rates used in determining the fair value from the net cash flows. For information on fair value inputs, see Note 14.

Short-Term and Long-Term Debt

Short-term debt has contractual or expected maturities of one year or less. Long-term debt has contractual or expected maturities greater than one year.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received. This liability is included within payables for collateral on investments on the Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on the Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on the Consolidated Statements of Cash Flows.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against policyholder account balances. Investment products consist primarily of individual and group variable and fixed annuities. Interest-sensitive life insurance products include UL, VUL, linked-benefit UL and VUL and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the policyholder in accordance with contractual terms. For investment and interest-sensitive life insurance contracts, the amounts collected from policyholders are considered deposits and are not included in revenue.

Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds and fees earned by our Retirement Plan Services segment on services provided to our mutual fund programs are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers. Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided. Certain services related to our Retirement Plan Services segment, including recordkeeping, administrative and other services, are recorded as revenues based on a contractual percentage of customer account balances over the period services are provided. These revenues, reported primarily within our Annuities segment, were $790 million, $774 million and $715 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Insurance Premiums

Insurance premiums consist primarily of group insurance products, payout annuities with life contingencies and traditional life insurance. These insurance premiums are recognized as revenue when due.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on the Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of mortgage loans on real estate accounted for under the fair value option, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance-related embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is reported net of allocations of investment gains and losses to certain policyholders, certain funds withheld on reinsurance arrangements and certain modified coinsurance arrangements for which we have a contractual obligation to cede realized gains and losses to the reinsurer.

MRB Gain (Loss)

MRB gain (loss) includes the change in fair value of MRB and ceded MRB assets and liabilities. Changes in the fair value of MRB assets and liabilities are recognized in net income (loss), except for the portion attributable to the change in non-performance risk that is recognized in OCI. Changes in the fair value of ceded MRB assets and liabilities, including the changes in our counterparties’ non-performance risks, are recognized in net income (loss).

Other Revenues

Other revenues consist primarily of the net settlement related to certain reinsurance-related activity, as net investment income and interest credited are presented gross of reinsurance activity on the Consolidated Statements of Comprehensive Income (Loss), and fees earned from administrative services performed by our Group Protection segment. Administrative services fees are recognized as performance obligations are met over the terms of the underlying agreements and were $236 million, $224 million and $210 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Prior to the sale of the wealth management business in 2024, other revenues also included fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account balances. The broker-dealer services consisted of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income. Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account balances. Other revenues attributable to broker-dealer services and advisory fee income, reported primarily within our Annuities segment, were $190 million and $461 million for the years ended December 31, 2024 and 2023, respectively. See “Sale of Wealth Management Business” above for additional information.

Interest Credited

We credit interest to our policyholder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for annuity products with guaranteed death and living benefits, certain annuities with life contingencies and life insurance products with secondary guarantee benefits. For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Policyholder Liability Remeasurement Gain (Loss)

Policyholder liability remeasurement gain (loss) recognized in net income (loss) includes remeasurement gains and losses resulting from updates in cash flow assumptions and actual variance from expected experience used in the net premium ratio or benefit ratio calculation for future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance, liabilities for future claims associated with our group products, and additional liabilities for other insurance benefits on certain guaranteed benefits associated with our UL products.

Policyholder liability remeasurement gain (loss) recognized in OCI includes any changes resulting from the discount rate remeasurement of future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance and liabilities for future claims associated with our group products as of each reporting period.

Stock-Based Compensation

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares and restricted stock units (“RSUs”), among other types of awards. Compensation cost is measured at grant-date fair value and recognized as expense over the required service period, which generally corresponds to the vesting period. We estimate forfeitures and adjust compensation expense accordingly. The fair value of stock options is determined using a Black-Scholes options valuation model, and the fair value of other stock awards is based upon the market value of the stock. The relative total shareholder return (“rTSR”) component of performance shares is valued using a Monte Carlo simulation. LNC issues new shares to satisfy option exercises and vested performance shares and RSUs. Cash received from stock option exercises and cash remitted for employee tax withholding on share-settled awards are reflected in financing activities in the Consolidated Statements of Cash Flows. Stock-based compensation expense is reflected in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and debt issuance costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

We use the individual security approach for releasing income tax effects from AOCI.

2. New Accounting Standards

Adoption of Accounting Standards

The following table provides a description of current period adoptions of Accounting Standards Updates (“ASUs”).

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures	This ASU establishes new income tax disclosure requirements, as well as adjusts certain existing requirements. It specifically requires expanded and disaggregated disclosures around the tax rate reconciliation.	January 1, 2025 (Annual Filings)	We adopted this ASU effective January 1, 2025. The adoption did not have a material impact on the consolidated financial statements, including disclosures within the Federal Income Taxes Note.

Future Adoption of Accounting Standards

The following table provides a description of future adoptions of ASUs that may have an impact on the consolidated financial statements when adopted. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2024-03, Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40)	This ASU requires disclosure of specified information about certain costs and expenses, including employee compensation, depreciation and intangible asset amortization.	January 1, 2027	We are evaluating the impact of this ASU to the consolidated financial statements.
ASU 2025-06, Intangibles - Goodwill and Other – Internal-Use Software (Topic 350-40): Targeted Improvements to the Accounting for Internal-Use Software	This ASU removes all references to prescriptive and sequential software development stages (referred to as “project stages”) and requires capitalization of software costs when both of the following occur: (i) management has authorized and committed to funding the software project; and (ii) it is probable that the project will be completed and the software will be used to perform the function intended (referred to as the “probable-to-complete recognition threshold”).	January 1, 2028	We are evaluating the impact of this ASU to the consolidated financial statements.

3. Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains and losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2025
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$68,479	$837	$5,540	$53	$63,723
U.S. government bonds	890	9	32	–	867
State and municipal bonds	2,161	35	231	–	1,965
Foreign government bonds	256	17	50	–	223
RMBS	2,034	45	108	6	1,965
CMBS	2,493	17	87	–	2,423
ABS	16,301	137	210	50	16,178
Hybrid and redeemable preferred securities	228	21	6	1	242
Total fixed maturity AFS securities	$92,842	$1,118	$6,264	$110	$87,586

	As of December 31, 2024
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$67,991	$560	$6,704	$14	$61,833
U.S. government bonds	427	3	40	–	390
State and municipal bonds	2,391	27	270	–	2,148
Foreign government bonds	277	12	56	–	233
RMBS	1,849	23	162	7	1,703
CMBS	1,713	5	135	–	1,583
ABS	14,103	99	409	24	13,769
Hybrid and redeemable preferred securities	227	25	10	1	241
Total fixed maturity AFS securities	$88,978	$754	$7,786	$46	$81,900

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2025, were as follows:

	Amortized Cost	Fair Value
Due in one year or less	$4,357	$4,318
Due after one year through five years	19,875	19,700
Due after five years through ten years	13,373	13,056
Due after ten years	34,409	29,946
Subtotal	72,014	67,020
Structured securities (RMBS, CMBS, ABS)	20,828	20,566
Total fixed maturity AFS securities	$92,842	$87,586

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2025
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$8,529	$1,225	$30,458	$4,315	$38,987	$5,540
U.S. government bonds	427	27	36	5	463	32
State and municipal bonds	143	26	944	205	1,087	231
Foreign government bonds	6	1	135	49	141	50
RMBS	154	7	803	101	957	108
CMBS	408	8	956	79	1,364	87
ABS	3,354	30	3,105	180	6,459	210
Hybrid and redeemable
preferred securities	17	1	54	5	71	6
Total fixed maturity AFS securities	$13,038	$1,325	$36,491	$4,939	$49,529	$6,264

Total number of fixed maturity AFS securities in an unrealized loss position						5,738

	As of December 31, 2024
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$16,388	$1,290	$29,045	$5,414	$45,433	$6,704
U.S. government bonds	85	3	224	37	309	40
State and municipal bonds	652	61	721	209	1,373	270
Foreign government bonds	29	5	118	51	147	56
RMBS	658	29	724	133	1,382	162
CMBS	475	29	777	106	1,252	135
ABS	2,801	106	3,826	303	6,627	409
Hybrid and redeemable
preferred securities	18	1	93	9	111	10
Total fixed maturity AFS securities	$21,106	$1,524	$35,528	$6,262	$56,634	$7,786

Total number of fixed maturity AFS securities in an unrealized loss position						6,645

(1) As of December 31, 2025 and 2024, we recognized $12 million and $23 million of gross unrealized losses, respectively, in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2025
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$2,318	$829	441
Six months or greater, but less than nine months	337	159	60
Nine months or greater, but less than twelve months	302	119	99
Twelve months or greater	4,985	2,089	889
Total	$7,942	$3,196	1,489

	As of December 31, 2024
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$5,209	$1,556	780
Six months or greater, but less than nine months	365	195	209
Nine months or greater, but less than twelve months	71	28	36
Twelve months or greater	4,305	2,142	734
Total	$9,950	$3,921	1,759

(1) We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities decreased by $1.5 billion for the year ended December 31, 2025. As discussed further below, we do not believe the unrealized loss position as of December 31, 2025, required an impairment recognized in earnings as: (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2025, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2025, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to rising interest rates and widening credit spreads since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

Credit ratings express opinions about the credit quality of a security. Securities rated investment grade (those rated BBB- or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Investors Service (“Moody’s”)) are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2025 and 2024, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2025 and 2024, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.0 billion and $2.7 billion, respectively, and a fair value of $2.9 billion and $2.7 billion, respectively. Based upon the analysis discussed above, we believe that as of December 31, 2025 and 2024, we would have recovered the amortized cost of each corporate bond.

As of December 31, 2025, the unrealized losses associated with our MBS and ABS were attributable primarily to rising interest rates and widening credit spreads since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2025, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

	As of or For the Year Ended December 31, 2025
	Corporate Bonds	RMBS	ABS	Hybrids	Total
Balance as of beginning-of-year	$14	$7	$24	$1	$46
Additions from purchases of PCD debt securities (1)	–	–	–	–	–
Additions for securities for which credit losses were
not previously recognized	45	–	20	–	65
Additions (reductions) for securities for which
credit losses were previously recognized	26	(1)	7	–	32
Reductions for securities disposed	(7)	–	(1)	–	(8)
Reductions for securities charged off	(25)	–	–	–	(25)
Balance as of end-of-year (2)	$53	$6	$50	$1	$110

	As of or For the Year Ended December 31, 2024
	Corporate Bonds	RMBS	ABS	Hybrids	Total
Balance as of beginning-of-year	$8	$6	$4	$1	$19
Additions from purchases of PCD debt securities (1)	–	–	–	–	–
Additions for securities for which credit losses were
not previously recognized	10	–	15	–	25
Additions (reductions) for securities for which
credit losses were previously recognized	11	1	5	–	17
Reductions for securities disposed	–	–	–	–	–
Reductions for securities charged off	(15)	–	–	–	(15)
Balance as of end-of-year (2)	$14	$7	$24	$1	$46

	As of or For the Year Ended December 31, 2023
	Corporate Bonds	RMBS	ABS	Hybrids	Total
Balance as of beginning-of-year	$9	$7	$4	$1	$21
Additions from purchases of PCD debt securities (1)	–	–	–	–	–
Additions for securities for which credit losses were
not previously recognized	24	1	–	–	25
Additions (reductions) for securities for which
credit losses were previously recognized	(2)	(2)	–	–	(4)
Reductions for securities disposed	(2)	–	–	–	(2)
Reductions for securities charged off	(21)	–	–	–	(21)
Balance as of end-of-year (2)	$8	$6	$4	$1	$19
(1) Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.
(2) As of December 31, 2025, 2024 and 2023, accrued investment income on fixed maturity AFS securities totaled $790 million, $766 million and $814 million, respectively, and was excluded from the estimate of credit losses.

Losses from debt instrument modifications were $25 million and $3 million for the years ended December 31, 2025 and 2024, respectively.

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2025	2024
Fixed maturity securities:
Corporate bonds	$1,166	$1,390
State and municipal bonds	13	13
Foreign government bonds	39	41
RMBS	56	63
CMBS	100	108
ABS	273	371
Hybrid and redeemable preferred securities	13	19
Total trading securities	$1,660	$2,005

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2025, 2024 and 2023, was $41 million, $(1) million and $80 million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2025			As of December 31, 2024
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$17,506	$4,628	$22,134	$17,424	$3,387	$20,811
30 to 59 days past due	1	93	94	6	71	77
60 to 89 days past due	5	34	39	–	33	33
90 or more days past due	35	144	179	35	90	125
Allowance for credit losses	(112)	(69)	(181)	(99)	(53)	(152)
Unamortized premium (discount)	(9)	115	106	(6)	83	77
Mark-to-market gains (losses) (1)	(33)	–	(33)	(31)	–	(31)
Total carrying value	$17,393	$4,945	$22,338	$17,329	$3,611	$20,940

(1) Represents the mark-to-market on certain mortgage loans on real estate that support our modified coinsurance agreements, where the investment results are passed directly to the reinsurers, and for which we have elected the fair value option. As of December 31, 2025, the amortized cost and fair value of such mortgage loans on real estate that were in nonaccrual status was $30 million and $20 million, respectively. As of December 31, 2024, the amortized cost and fair value of such mortgage loans on real estate that were in nonaccrual status was $30 million and $21 million, respectively. As of December 31, 2025 and 2024, there were no such mortgage loans on real estate that were more than 90 days past due and still accruing interest. For additional information, see “Fair Value Option” in Note 14.

Our commercial mortgage loan portfolio had the largest concentrations in California, which accounted for 28% and 27% of commercial mortgage loans on real estate as of December 31, 2025 and 2024, respectively, and Texas, which accounted for 10% of commercial mortgage loans on real estate as of December 31, 2025 and 2024.

As of December 31, 2025, our residential mortgage loan portfolio had the largest concentrations in New York and Florida, which accounted for 13% and 12% of residential mortgage loans on real estate, respectively. As of December 31, 2024, our residential mortgage loans portfolio had the largest concentrations in California and New York, which accounted for 14% of residential mortgage loans on real estate.

The amortized cost of mortgage loans on real estate on nonaccrual status (in millions) was as follows, excluding certain mortgage loans on real estate that support our modified coinsurance agreements, where the investment results are passed directly to the reinsurers:

	As of December 31, 2025	As of December 31, 2024
Commercial mortgage loans on real estate	$5	$4
Residential mortgage loans on real estate	148	92
Total	$153	$96

We use LTV and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate. The amortized cost of commercial mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2025
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt-Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2025	$1,322	1.81	$182	1.41	$11	1.20	$1,515
2024	1,497	1.68	66	1.41	1	2.01	1,564
2023	1,310	1.87	33	1.38	1	1.17	1,344
2022	1,703	2.20	76	1.59	5	1.83	1,784
2021	2,190	3.65	37	1.70	26	4.36	2,253
2020 and prior	9,014	2.53	46	1.38	18	1.86	9,078
Total	$17,036		$440		$62		$17,538

	As of December 31, 2024
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt-Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2024	$1,548	1.73	$83	1.41	$–	–	$1,631
2023	1,317	1.77	44	1.36	–	–	1,361
2022	1,721	2.11	94	1.55	4	1.30	1,819
2021	2,249	3.49	47	1.52	–	–	2,296
2020	1,158	3.33	4	1.53	–	–	1,162
2019 and prior	9,056	2.38	126	1.58	8	1.30	9,190
Total	$17,049		$398		$12		$17,459

We use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate. The amortized cost of residential mortgage loans on real estate (in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2025
	Performing	Nonperforming	Total
Origination Year
2025	$1,650	$4	$1,654
2024	1,776	64	1,840
2023	440	21	461
2022	425	33	458
2021	381	14	395
2020 and prior	194	12	206
Total	$4,866	$148	$5,014

	As of December 31, 2024
	Performing	Nonperforming	Total
Origination Year
2024	$1,895	$14	$1,909
2023	557	16	573
2022	492	33	525
2021	427	11	438
2020	65	4	69
2019 and prior	136	14	150
Total	$3,572	$92	$3,664

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	As of or For the Year Ended December 31, 2025
	Commercial	Residential	Total
Balance as of beginning-of-year	$99	$53	$152
Additions (reductions) from provision for credit loss
expense (1)	21	16	37
Additions from purchases of PCD mortgage loans on
real estate	–	–	–
Reductions for mortgage loans on real estate charged off	(8)	–	(8)
Balance as of end-of-year (2)	$112	$69	$181

	As of or For the Year Ended December 31, 2024
	Commercial	Residential	Total
Balance as of beginning-of-year	$86	$28	$114
Additions (reductions) from provision for credit loss
expense (1)	63	25	88
Additions from purchases of PCD mortgage loans on
real estate	–	–	–
Reductions for mortgage loans on real estate charged off	(50)	–	(50)
Balance as of end-of-year (2)	$99	$53	$152

	As of or For the Year Ended December 31, 2023
	Commercial	Residential	Total
Balance as of beginning-of-year	$83	$15	$98
Additions (reductions) from provision for credit loss
expense (1)	3	13	16
Additions from purchases of PCD mortgage loans on
real estate	–	–	–
Balance as of end-of-year (2)	$86	$28	$114

(1) We recognized less than $1 million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the years ended December 31, 2025 and 2024. We recognized $(1) million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2023.
(2) Accrued investment income on mortgage loans on real estate totaled $109 million, $94 million and $67 million as of December 31, 2025, 2024 and 2023, respectively, and was excluded from the estimate of credit losses.

Alternative Investments

As of December 31, 2025 and 2024, alternative investments included investments in 364 and 351 different partnerships, respectively, and represented approximately 3% of total investments. These amounts do not include alternative investments that support funds withheld and modified coinsurance reinsurance agreements where the investment results are passed directly to the reinsurers.

Net Investment Income

The major categories of net investment income (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2025	2024	2023
Fixed maturity AFS securities	$4,140	$4,088	$4,961
Trading securities	96	117	158
Equity securities	16	21	13
Mortgage loans on real estate	1,034	881	752
Policy loans	101	93	102
Cash and invested cash	320	227	118
Commercial mortgage loan prepayment
and bond make-whole premiums	22	15	10
Other investments	466	271	230
Investment income	6,195	5,713	6,344
Investment expense	(570)	(606)	(611)
Net investment income	$5,625	$5,107	$5,733

Impairments on Fixed Maturity AFS Securities

Details underlying intent to sell impairments and credit loss benefit (expense) incurred as a result of impairments that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2025	2024	2023
Intent to Sell Impairments (1)
Fixed maturity AFS securities:
Corporate bonds	$–	$–	$(3,805)
State and municipal bonds	–	–	(214)
RMBS	–	–	(74)
CMBS	–	–	(60)
ABS	–	–	(57)
Hybrid and redeemable preferred securities	–	–	(3)
Total intent to sell impairments	$–	$–	$(4,213)

Credit Loss Benefit (Expense)
Fixed maturity AFS securities:
Corporate bonds	$(64)	$(21)	$(23)
RMBS	1	(1)	1
ABS	(26)	(20)	1
Total credit loss benefit (expense)	$(89)	$(42)	$(21)

(1) For the year ended December 31, 2023, this includes impairments of certain fixed maturity AFS securities in an unrealized loss position, resulting from the Company’s intent to sell these securities as part of the fourth quarter 2023 reinsurance transaction.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on the Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2025		As of December 31, 2024
	Carrying Value	Fair Value	Carrying Value	Fair Value
Collateral payable for derivative investments (1)	$7,808	$7,808	$7,069	$7,069
Securities pledged under securities lending agreements (2)	145	139	157	151
Investments pledged for FHLB lending program (3)	–	–	2,650	3,657
Total payables for collateral on investments	$7,953	$7,947	$9,876	$10,877

(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash or fixed maturity AFS securities. This also includes interest payable on collateral. See Note 5 for additional information.
(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on the Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.
(3) Our pledged investments for Federal Home Loan Bank (“FHLB”) related to the lending program are included in fixed maturity AFS securities and mortgage loans on real estate on the Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

We have repurchase agreements through which we can obtain liquidity by pledging securities. The collateral requirements are generally 80% to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities. As of December 31, 2025 and 2024, we were not participating in any open repurchase agreements.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2025	2024	2023
Collateral payable for derivative investments	$739	$1,942	$1,917
Securities pledged under securities lending agreements	(12)	(48)	(93)
Investments pledged for FHLB lending program	(2,650)	–	(480)
Total increase (decrease) in payables for collateral on investments	$(1,923)	$1,894	$1,344

We have elected not to offset our securities lending transactions in the consolidated financial statements. The remaining contractual maturities of securities lending transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$130	$–	$–	$–	$130
Foreign government bonds	5	–	–	–	5
Equity securities	10	–	–	–	10
Total gross secured borrowings	$145	$–	$–	$–	$145

	As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$144	$–	$–	$–	$144
U.S. government bonds	1	–	–	–	1
Equity securities	12	–	–	–	12
Total gross secured borrowings	$157	$–	$–	$–	$157

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the consolidated financial statements. In addition, we receive securities in connection with securities borrowing agreements that we are permitted to sell or re-pledge. As of December 31, 2025, we had not received any collateral and, therefore, had not sold or re-pledged any collateral under these agreements.

We also accept collateral from derivative counterparties in the form of securities that we are permitted to sell or re-pledge. As of
December 31, 2025, the fair value of this collateral received that we are permitted to sell or re-pledge was $2.3 billion, and we had re-pledged $31 million of this collateral to cover our collateral requirements.

Assets Pledged as Collateral

We pledge assets as collateral in connection with derivative, securities lending and repurchase agreements, FABR funding agreements, membership obligations with the FHLB and regulatory deposits. See “Payables for Collateral on Investments” above and “Funding Agreements – FABR Funding Agreements” in Note 11 for additional information. Assets pledged as collateral at carrying value as reported on the Consolidated Balance Sheets were as follows:

	As of December 31, 2025	As of December 31, 2024
Fixed maturity AFS securities	$3,577	$1,736
Trading securities	14	23
Equity securities	10	12
Mortgage loans on real estate	1,217	3,530
Other investments	20	21
Cash and invested cash	63	110
Total assets pledged as collateral	$4,901	$5,432

Investment Commitments

As of December 31, 2025, our investment commitments were $4.6 billion, which included $3.1 billion of LPs, $890 million of mortgage loans on real estate, $390 million of asset-backed variable interest entities and $245 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2025, our most significant investments in one issuer were our investments in securities issued by White Chapel LLC and White Chapel V LLC with a fair value of $1.2 billion and $1.1 billion, respectively, or 1% of total investments. As of December 31, 2024, our most significant investments in one issuer were our investments in securities issued by White Chapel V LLC and White Chapel LLC with a fair value of $1.5 billion and $1.1 billion, respectively, or 1% of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2025 and 2024, our most significant investments in one industry were our investments in securities in the financial services industry with a fair value of $16.2 billion, or 12% and 13%, respectively, of total investments, and our investments in securities in the consumer non-cyclical industry with a fair value of $11.0 billion and $10.7 billion, respectively, or 8% and 9%, respectively, of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

4. Variable Interest Entities

Consolidated VIEs

Asset-Backed VIE

We are the primary beneficiary of a limited partnership (“LP”) that was formed in September 2025. The activities of this LP are primarily to acquire and hold other LP investments and issue rated notes and a residual tranche to the Company and pass along LP distributions via interest payments. This LP has a carrying value of $210 million as of December 31, 2025. We concluded that the Company is the primary beneficiary as we purchased all of the notes and have the obligation to absorb all benefits or losses that could potentially be significant to the VIE.

The assets of the VIE can only be used to settle obligations of the VIE and do not represent claims against the Company’s assets. The Company’s maximum exposure to loss as a result of its involvement with the VIE is limited to its investment in the VIE and any additional support the Company may choose to provide in the future.

Unconsolidated VIEs

Reinsurance-Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration. The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans. The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities. We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance. As of December 31, 2025, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our ABS, RMBS and CMBS. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on the Consolidated Balance Sheets. For information about these structured securities, see Note 3.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”) that we have concluded are VIEs. Our exposure to loss is limited to the capital we invest in the LPs and LLCs. We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs. Based on our analysis of the LPs and LLCs, other than the asset-backed VIE LP discussed above, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs. The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on the Consolidated Balance Sheets and were $5.5 billion and $5.1 billion as of December 31, 2025 and 2024, respectively.

Sponsored Investment Funds

We invest in certain closed-end funds that we have concluded are VIEs as the equity holders lack power through voting rights to direct the activities of the entity that most significantly impact its economic performance. We determined that we are not the primary beneficiary of the VIEs as we do not have the power to influence the decisions that are most impactful to the performance of the VIEs, and we do not receive all of the economics of the VIEs. Our exposure to loss is limited to the capital we invest in the funds. The carrying amounts of our investments in these funds are recognized in equity securities on the Consolidated Balance Sheets and were $134 million and $5 million as of December 31, 2025 and 2024, respectively.

5. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.
See Note 1 for a discussion of the accounting treatment for derivative instruments. See Note 14 for additional disclosures related to the fair value of our derivative instruments.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps to hedge the interest rate exposure within our annuity, life insurance and retirement products.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain annuity contracts and life insurance products. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity and RILA products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity and RILA products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Bond Forwards and Reverse Treasury Locks

We use bond forwards and reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Foreign Currency Swaps

We use foreign currency swaps to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

We also use foreign currency swaps designated and qualifying as cash flow and fair value hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.

Foreign Currency Forwards

We use foreign currency forwards to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency forward is a contractual agreement to exchange one currency for another at specified dates in the future at a specified current exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index and Other Indices

We use call options to hedge the liability exposure on certain options in variable annuity, RILA, fixed indexed annuity, IUL and VUL products.

Our RILA, fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index or other indices. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity and RILA products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity, RILA and VUL products. Put options are contracts that require the buyers to pay at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity, RILA and VUL products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Commodity Contracts

We use commodity contracts to economically hedge certain investments that are closely tied to the changes in commodity values. The commodity contract is an over-the-counter contract that combines a purchase put/sold call to lock in a commodity price within a predetermined range in exchange for a net premium.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps (“CDSs”) to hedge the liability exposure on certain options in variable annuity products.

We buy CDSs to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CDSs – Selling Protection

We use CDSs to hedge the liability exposure on certain options in variable annuity products.

We sell CDSs to offer credit protection to policyholders and investors. The CDSs hedge the policyholders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We have an inter-company agreement through which Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), an affiliated reinsurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”). If the policyholder’s account balance is insufficient to pay the cost of insurance charges required to keep the policy in force, and the policyholder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

RILA, Fixed Indexed Annuity and IUL Contracts Embedded Derivatives

Our RILA, fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index or other indices. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance-Related Embedded Derivatives

We have certain modified coinsurance and coinsurance with funds withheld reinsurance agreements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements.

Primary Risks Managed by Derivatives

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2025			As of December 31, 2024
	Notional Amounts	Fair Value		Notional Amounts	Fair Value
		Asset	Liability		Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,300	$12	$7	$632	$2	$16
Foreign currency contracts (1)	4,922	380	125	4,738	556	44
Total cash flow hedges	6,222	392	132	5,370	558	60
Fair value hedges:
Interest rate contracts (1)	417	1	–	435	8	16
Foreign currency contracts (1)	25	–	2	25	1	–
Total fair value hedges	442	1	2	460	9	16
Non-Qualifying Hedges
Interest rate contracts (1)	84,814	64	321	75,445	63	439
Foreign currency contracts (1)	289	12	4	348	30	2
Equity market contracts (1)	238,134	15,560	5,685	191,171	13,072	3,879
Credit contracts (1)	17	–	–	57	–	–
LPR ceded derivative (2)	–	202	–	–	190	–
Embedded derivatives:
Reinsurance-related (3)	–	202	–	–	728	–
RILA, fixed indexed annuity
and IUL contracts (4)	–	2,482	15,115	–	1,970	12,449
Total derivative instruments	$329,918	$18,915	$21,259	$272,851	$16,620	$16,845
(1) These asset and liability balances are presented on a gross basis. Amounts are reported in derivative investments and other liabilities on the Consolidated Balance Sheets after the evaluation for right of offset subject to master netting agreements as described in Note 1.
(2) Reported in other assets on the Consolidated Balance Sheets.
(3) Reported in funds withheld reinsurance liabilities on the Consolidated Balance Sheets.
(4) Reported in policyholder account balances and deposit assets on the Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2025
	Less Than 1 Year	1 - 5 Years	6 - 10 Years	11 - 30 Years	Over 30 Years	Total
Interest rate contracts (1)	$21,508	$17,291	$22,513	$25,219	$–	$86,531
Foreign currency contracts (2)	245	1,380	1,808	1,761	42	5,236
Equity market contracts	169,259	56,126	10,563	7	2,179	238,134
Credit contracts	–	17	–	–	–	17
Total derivative instruments
with notional amounts	$191,012	$74,814	$34,884	$26,987	$2,221	$329,918

(1) As of December 31, 2025, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was January 28, 2030.
(2) As of December 31, 2025, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The following amounts (in millions) were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges:

	Amortized Cost of the Hedged Assets (Liabilities)		Cumulative Fair Value Hedging Adjustment Included in the Amortized Cost of the Hedged Assets (Liabilities)
	As of December 31, 2025	As of December 31, 2024	As of December 31, 2025	As of December 31, 2024
Line Item in the Consolidated Balance Sheets in
which the Hedged Item is Included
Fixed maturity AFS securities, at fair value (1)	$645	$484	$21	$7

(1) Includes $21 million of unamortized adjustments from discontinued hedges as of December 31, 2025, and none as of December 31, 2024.

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2025	2024	2023
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$402	$249	$301
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the year:
Cash flow hedges:
Interest rate contracts	17	17	212
Foreign currency contracts	208	21	(50)
Change in foreign currency exchange rate adjustment	(411)	220	(169)
Income tax benefit (expense)	40	(54)	2
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	–	(3)	(1)
Foreign currency contracts (1)	57	59	54
Foreign currency contracts (2)	(3)	8	7
Income tax benefit (expense)	(11)	(13)	(13)
Balance as of end-of-year	$213	$402	$249

(1) The OCI offset is reported within net investment income on the Consolidated Statements of Comprehensive Income (Loss).
(2) The OCI offset is reported within realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2025
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$(746)	$5,625	$5,451

Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	11	–
Derivatives designated as hedging instruments	–	(11)	–
Foreign currency contracts:
Hedged items	–	3	–
Derivatives designated as hedging instruments	–	(3)	–
Gain or (loss) on cash flow hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI
into income	(3)	57	–

Non-Qualifying Hedges
Interest rate contracts	145	–	–
Foreign currency contracts	(5)	–	–
Equity market contracts	3,091	–	–
Credit contracts	2	–	–
LPR ceded derivative	–	–	(12)
Embedded derivatives:
Reinsurance-related	(510)	–	–
RILA, fixed indexed annuity and IUL contracts	(2,016)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2024
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$276	$5,107	$2,100

Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(30)	–
Derivatives designated as hedging instruments	–	30	–
Foreign currency contracts:
Hedged items	–	(2)	–
Derivatives designated as hedging instruments	–	2	–
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI
into income	–	(3)	–
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI
into income	8	59	–

Non-Qualifying Hedges
Interest rate contracts	(318)	–	–
Equity market contracts	5,248	–	–
LPR ceded derivative	–	–	16
Embedded derivatives:
Reinsurance-related	189	–	–
RILA, fixed indexed annuity and IUL contracts	(2,943)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2023
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$(4,934)	$5,733	$5,044

Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(5)	–
Derivatives designated as hedging instruments	–	5
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI
into income	–	(1)	–
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI
into income	7	54	–

Non-Qualifying Hedges
Interest rate contracts	(161)	–	–
Foreign currency contracts	(2)	–	–
Equity market contracts	1,387	–	–
Commodity contracts	8	–	–
Credit contracts	(4)	–	–
LPR ceded derivative	–	–	6
Embedded derivatives:
Reinsurance-related	(188)	–	–
RILA, fixed indexed annuity and IUL contracts	(3,187)	–	–

As of December 31, 2025, $60 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months. The reclassification is impacted by both interest rates and foreign currency forward rates, as the cash flow hedges affecting the reclassification include interest rate swaps and foreign currency swaps.

For the years ended December 31, 2025 and 2024, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

As of December 31, 2025 and 2024, we did not have any exposure related to CDSs for which we are the seller.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or non-performance risk. The non-performance risk is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held. As of December 31, 2025, the non-performance risk adjustment was zero. The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under nearly all of our ISDA agreements, we and LLANY have agreed to maintain certain financial strength ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. We did not have any exposure as of December 31, 2025 or 2024.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2025		As of December 31, 2024
	Collateral Posted by Counterparty	Collateral Posted to Counterparty	Collateral Posted by Counterparty	Collateral Posted to Counterparty
S&P Credit Rating of Counterparty
AA-	$2,867	$(3)	$4,006	$(2)
A+	4,613	(15)	2,354	(89)
A	64	–	47	–
A-	240	–	632	–
Total cash collateral	$7,784	$(18)	$7,039	$(91)

Balance Sheet Offsetting

Information related to the effects of offsetting on the Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2025
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$15,939	$2,684	$18,623
Gross amounts offset	(5,994)	–	(5,994)
Net amount of assets	9,945	2,684	12,629
Gross amounts not offset:
Cash collateral	(7,784)	–	(7,784)
Non-cash collateral (1)	(2,161)	–	(2,161)
Net amount	$–	$2,684	$2,684

Financial Liabilities
Gross amount of recognized liabilities	$150	$15,115	$15,265
Gross amounts offset	(90)	–	(90)
Net amount of liabilities	60	15,115	15,175
Gross amounts not offset:
Cash collateral	(18)	–	(18)
Non-cash collateral	(28)	–	(28)
Net amount	$14	$15,115	$15,129

(1) Excludes excess non-cash collateral received of $1.5 billion, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.

	As of December 31, 2024
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$13,299	$2,698	$15,997
Gross amounts offset	(3,787)	–	(3,787)
Net amount of assets	9,512	2,698	12,210
Gross amounts not offset:
Cash collateral	(7,039)	–	(7,039)
Non-cash collateral (1)	(2,473)	–	(2,473)
Net amount	$–	$2,698	$2,698

Financial Liabilities
Gross amount of recognized liabilities	$608	$12,449	$13,057
Gross amounts offset	(432)	–	(432)
Net amount of liabilities	176	12,449	12,625
Gross amounts not offset:
Cash collateral	(91)	–	(91)
Non-cash collateral (2)	(85)	–	(85)
Net amount	$–	$12,449	$12,449

(1) Excludes excess non-cash collateral received of $791 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.
(2) Excludes excess non-cash collateral pledged of $29 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.

6. DAC, VOBA, DSI and DFEL

The following table reconciles DAC, VOBA and DSI (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2025	2024
DAC, VOBA and DSI
Variable Annuities	$4,240	$4,104
Fixed Annuities	477	423
Traditional Life	1,208	1,329
UL and Other	6,219	6,146
Group Protection	178	136
Retirement Plan Services	308	288
Other Operations	7	–
Total DAC, VOBA and DSI	$12,637	$12,426

The following table reconciles DFEL (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2025	2024
DFEL
Variable Annuities	$282	$293
UL and Other (1)	7,266	6,406
Other Operations (2)	57	51
Total DFEL	$7,605	$6,750

(1) We reported $2.6 billion and $2.4 billion of ceded DFEL in reinsurance recoverables on the Consolidated Balance Sheets as of December 31, 2025 and 2024, respectively.
(2) Represents DFEL reported in Other Operations attributable to the indemnity reinsurance agreement with Protective that is excluded from the following tables. We reported $57 million and $51 million of ceded DFEL in reinsurance recoverables on the Consolidated Balance Sheets as of December 31, 2025 and 2024, respectively.

The following tables summarize the changes in DAC (in millions):

	For the Year Ended December 31, 2025
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$3,959	$393	$1,294	$5,754	$136	$246
Business acquired (sold) through
reinsurance	–	–	(19)	–	(4)	–
Deferrals	570	124	42	424	143	20
Amortization	(422)	(65)	(137)	(314)	(97)	(19)
Balance as of end-of-year	$4,107	$452	$1,180	$5,864	$178	$247

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$3,868	$421	$1,332	$5,709	$154	$244
Business acquired (sold) through
reinsurance	–	–	–	(73)	(38)	–
Deferrals	454	44	107	420	134	21
Amortization	(363)	(72)	(145)	(302)	(114)	(19)
Balance as of end-of-year	$3,959	$393	$1,294	$5,754	$136	$246

DAC amortization expense of $1.1 billion, $1.0 billion and $992 million was recorded in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2025, 2024 and 2023, respectively.

The following tables summarize the changes in VOBA (in millions):

	For the Year Ended December 31, 2025
	Fixed Annuities	Traditional Life	UL and Other
Balance as of beginning-of-year	$13	$35	$366
Deferrals	–	–	1
Amortization	(2)	(7)	(37)
Balance as of end-of-year	$11	$28	$330

	For the Year Ended December 31, 2024
	Fixed Annuities	Traditional Life	UL and Other
Balance as of beginning-of-year	$15	$42	$402
Deferrals	–	–	2
Amortization	(2)	(7)	(38)
Balance as of end-of-year	$13	$35	$366

VOBA amortization expense of $46 million, $47 million and $53 million was recorded in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2025, 2024 and 2023, respectively. No additions or write-offs were recorded for each respective year.

Estimated future amortization of VOBA (in millions), as of December 31, 2025, was as follows:

2026	$36
2027	31
2028	26
2029	22
2030	20

The following tables summarize the changes in DSI (in millions):

	For the Year Ended December 31, 2025
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$145	$17	$26	$42
Deferrals	1	–	–	20
Amortization	(13)	(3)	(1)	(1)
Balance as of end-of-year	$133	$14	$25	$61

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$157	$20	$28	$26
Deferrals	2	–	1	17
Amortization	(14)	(3)	(3)	(1)
Balance as of end-of-year	$145	$17	$26	$42

DSI amortization expense of $18 million, $21 million and $21 million was recorded in interest credited on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2025, 2024 and 2023, respectively.

The following tables summarize the changes in DFEL (in millions):

	For the Year Ended December 31, 2025		For the Year Ended December 31, 2024
	Variable Annuities	UL and Other	Variable Annuities	UL and Other
Balance as of beginning-of-year	$293	$6,406	$300	$5,579
Deferrals	15	1,222	19	1,114
Amortization	(26)	(362)	(26)	(287)
Balance as of end-of-year	282	7,266	293	6,406
Less: Reinsurance recoverables	–	2,563	–	2,436
Balance as of end-of-year, net of reinsurance	$282	$4,703	$293	$3,970

DFEL amortization of $388 million, $313 million and $290 million was recorded in fee income on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2025, 2024 and 2023, respectively.

7. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on the Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re:

	For the Years Ended December 31,
	2025	2024	2023
Direct insurance premiums and fee income	$14,385	$14,052	$13,661
Reinsurance assumed	34	90	91
Reinsurance ceded	(4,567)	(7,790)	(5,168)
Total insurance premiums and fee income	$9,852	$6,352	$8,584

Direct insurance benefits	$10,856	$10,845	$10,178
Reinsurance ceded	(5,405)	(8,745)	(5,150)
Total benefits	$5,451	$2,100	$5,028

Direct market risk benefit (gain) loss	$(350)	$(2,819)	$(2,309)
Reinsurance ceded	127	1,881	1,174
Total market risk benefit (gain) loss	$(223)	$(938)	$(1,135)

Direct policyholder liability remeasurement (gain) loss	$(154)	$35	$(234)
Reinsurance ceded	55	(55)	67
Total policyholder liability remeasurement (gain) loss	$(99)	$(20)	$(167)

We and LLANY cede insurance to other companies. The portion of our life insurance risks exceeding each of our insurance companies’ retention limit is reinsured with other insurers. We seek annuity and life reinsurance coverage to limit our exposure to mortality losses and/or to enhance our capital and risk management. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2025, the policy for our reinsurance program was to retain no more than $20 million on a single insured life, with the retention on most policies being significantly below that. As the amount we retain varies by policy, we reinsured 25% of the mortality risk on newly issued life insurance contracts in 2025.

Reinsurance Exposures

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Significant reinsurance agreements are discussed below.

LPINE

Effective June 30, 2024, we entered into a reinsurance agreement with Lincoln Pinehurst Reinsurance Company (Bermuda) Limited (“LPINE”), an affiliated reinsurer with reciprocal jurisdiction status in Indiana as of August 8, 2025, to reinsure certain blocks of in-force group protection and fixed annuity products (“Initial LPINE Treaty”). Effective December 31, 2024, the Initial LPINE Treaty was amended to cede additional fixed annuity products and to open the treaty to reinsure the flow of new fixed annuity policies. Effective July 1, 2025, we amended the Initial LPINE Treaty again to cede an additional block of group protection business.

The Initial LPINE Treaty was structured as coinsurance with funds withheld. As significant insurance risk was transferred for the block of group protection products, amounts recoverable from LPINE were $3.9 billion and $3.7 billion as of December 31, 2025 and 2024, respectively. We reported a deferred loss of $37 million and $14 million as of December 31, 2025 and 2024, respectively. Fixed annuities are not life-contingent and do not contain significant insurance risk; therefore, we reported deposit assets of $9.6 billion and $7.9 billion as of December 31, 2025 and 2024, respectively. In this coinsurance with funds withheld reinsurance agreement, we as the ceding company withhold, and therefore retain, the assets backing the reserves and deposit assets.

Effective January 1, 2025, we entered into a second treaty with LPINE to cede the flow of new level term life insurance policies.

We held investments with a carrying value of $13.7 billion and $11.5 billion in support of reserves associated with the LPINE agreement in a funds withheld arrangement as of December 31, 2025 and 2024, respectively, which consisted of the following (in millions):

	As of December 31,
	2025	2024
Fixed maturity AFS securities	$11,272	$9,287
Mortgage loans on real estate	2,115	1,941
Derivative investments	218	190
Accrued investment income	118	97
Total	$13,723	$11,515

LNBAR

We reinsure blocks of business to LNBAR, an affiliated reinsurer. Effective October 1, 2023, we entered into an agreement with LNBAR that was structured as a coinsurance treaty, with some assets withheld, for certain blocks of in-force MoneyGuard® products. As significant insurance risk was transferred for the MoneyGuard blocks, amounts recoverable from LNBAR were $14.1 billion and $14.2 billion as of December 31, 2025 and 2024, respectively. We reported a deferred gain on the transaction of $3.9 billion and $4.1 billion as of December 31, 2025 and 2024, respectively. We amortized $174 million and $159 million of the deferred gain during 2025 and 2024, respectively. We held other investments and cash and invested cash with a carrying value of $1.5 billion and $1.4 billion as of December 31, 2025 and 2024, respectively, in support of reserves associated with this agreement.

LNBAR has funded trusts to support reserves ceded by us of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $12.8 billion and $12.2 billion as of December 31, 2025 and 2024, respectively.

Fortitude Re

Effective October 1, 2023, we entered into a reinsurance agreement with Fortitude Reinsurance Company Ltd. (“Fortitude Re”), an authorized Bermuda reinsurer with reciprocal jurisdiction reinsurer status in Indiana, to reinsure certain blocks of in-force UL with secondary guarantees (“ULSG”) and fixed annuity products, including group pension annuities. Fortitude Re represents our largest unaffiliated reinsurance exposure as of December 31, 2025.

The agreement between us and Fortitude Re was structured as a coinsurance treaty for the ULSG and fixed annuities blocks. As significant insurance risk was transferred for ULSG products and life-contingent annuities, amounts recoverable from Fortitude Re were $10.6 billion as of December 31, 2025 and 2024. We reported a deferred loss on the transaction of $2.5 billion and $2.6 billion as of December 31, 2025 and 2024, respectively. We amortized $92 million and $90 million of the deferred loss during 2025 and 2024, respectively. Annuities that are not life-contingent do not contain significant insurance risk; therefore, we reported deposit assets for these contracts of $2.4 billion and $3.0 billion as of December 31, 2025 and 2024, respectively.

Resolution Life

Effective October 1, 2021, we entered into a reinsurance agreement with Security Life of Denver Insurance Company (a subsidiary of Resolution Life that we refer to herein as “Resolution Life”) to reinsure liabilities under a block of in-force executive benefit and universal life policies. The agreement was structured as coinsurance for the general account reserves and modified coinsurance for the separate account reserves. Amounts recoverable from Resolution Life were $4.8 billion and $4.9 billion as of December 31, 2025 and 2024, respectively. Resolution Life has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $3.6 billion and $3.8 billion as of December 31, 2025 and 2024, respectively.

Commonwealth

Effective January 15, 2020, we entered into a coinsurance agreement with Commonwealth Annuity and Life Insurance Company (“Commonwealth”) to reinsure fixed annuity products, which resulted in a net deposit asset of $11.5 billion and $9.5 billion as of December 31, 2025 and 2024, respectively. Commonwealth has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $11.6 billion and $9.0 billion as of December 31, 2025 and 2024, respectively.

Protective

The sale of individual life and individual and group annuity business acquired from Liberty Life Assurance Company of Boston completed May 1, 2018 resulted in amounts recoverable from Protective of $8.1 billion and $8.4 billion as of December 31, 2025 and

2024, respectively. Protective has funded trusts, the balances of which change as a result of ongoing reinsurance activity, to support the business ceded, that totaled $9.3 billion and $9.9 billion as of December 31, 2025 and 2024, respectively.

Athene

Effective October 1, 2018, we entered into a modified coinsurance agreement with Athene Holding Ltd. (“Athene”) to reinsure fixed annuity products, which resulted in a deposit asset of $1.7 billion and $2.1 billion as of December 31, 2025 and 2024, respectively. We held assets in support of reserves associated with the Athene transaction in a modified coinsurance investment portfolio, which consisted of the following (in millions):

	As of December 31,
	2025	2024
Fixed maturity AFS securities	$124	$142
Trading securities	1,121	1,385
Equity securities	43	42
Mortgage loans on real estate	199	232
Derivative investments	24	46
Other investments	56	54
Cash and invested cash	100	147
Accrued investment income	14	18
Other assets	2	1
Total	$1,683	$2,067

The portfolio was supported by $47 million of over-collateralization and a $50 million LOC as of December 31, 2025. Additionally, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $18 million, $26 million and $33 million of the gain during 2025, 2024 and 2023, respectively.

Swiss Re

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on the Consolidated Balance Sheets with a corresponding reinsurance recoverable from Swiss Re, which totaled $1.4 billion and $1.3 billion as of December 31, 2025 and 2024, respectively. Swiss Re has funded a trust, with a balance of $597 million and $617 million as of December 31, 2025 and 2024, respectively, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans.

Hannover Life

Effective October 1, 2023, we entered into a reinsurance agreement with Hannover Life Reassurance Company of America (Bermuda) Ltd. (“Hannover Life”) to reinsure certain group annuity contracts, which resulted in net deposit asset of $4.5 billion and $3.0 billion as of December 31, 2025 and 2024, respectively.

Credit Losses on Reinsurance-Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. Our allowance for credit losses was $91 million and $95 million as of December 31, 2025 and 2024, respectively.

8. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by segment were as follows:

			For the Year Ended December 31, 2025
	Gross Goodwill as of Beginning-of-Year	Accumulated Impairment as of Beginning-of-Year	Net Goodwill as of Beginning-of-Year	Impairment	Net Goodwill as of End-of-Year
Annuities	$1,040	$(600)	$440	$–	$440
Group Protection	684	–	684	–	684
Retirement Plan Services	20	–	20	–	20
Total goodwill	$1,744	$(600)	$1,144	$–	$1,144

			For the Year Ended December 31, 2024
	Gross Goodwill as of Beginning-of-Year	Accumulated Impairment as of Beginning-of-Year	Net Goodwill as of Beginning-of-Year	Impairment	Net Goodwill as of End-of-Year
Annuities	$1,040	$(600)	$440	$–	$440
Group Protection	684	–	684	–	684
Retirement Plan Services	20	–	20	–	20
Total goodwill	$1,744	$(600)	$1,144	$–	$1,144

2025, 2024 and 2023 Analysis

As of October 1, 2025, 2024 and 2023, respectively, we performed our annual goodwill impairment test for our Annuities, Group Protection and Retirement Plan Services reporting units, and, as of each such date, the fair value was in excess of each reporting unit’s carrying value.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by segment were as follows:

	As of December 31, 2025		As of December 31, 2024
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Life Insurance:
Sales force	$100	$79	$100	$75
Group Protection:
VOCRA	576	205	576	175
VODA	31	17	31	15
Retirement Plan Services:
Mutual fund contract rights (1)	5	–	5	–
Total	$712	$301	$712	$265

(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2025, was as follows:

2026	$37
2027	37
2028	37
2029	35
2030	35
Thereafter	225

9. MRBs

The following table reconciles MRBs (in millions) to MRB assets and MRB liabilities on the Consolidated Balance Sheets:

	As of December 31, 2025			As of December 31, 2024
	Assets	Liabilities	Net (Assets) Liabilities	Assets	Liabilities	Net (Assets) Liabilities

Variable Annuities	$4,655	$940	$(3,715)	$4,737	$933	$(3,804)
Fixed Annuities	51	175	124	78	110	32
Retirement Plan Services	47	3	(44)	45	3	(42)
Total MRBs	$4,753	$1,118	$(3,635)	$4,860	$1,046	$(3,814)

The following table summarizes the balances of and changes in net MRB (assets) liabilities (in millions):

	As of or For the Year Ended December 31, 2025			As of or For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	Retirement Plan Services	Variable Annuities	Fixed Annuities	Retirement Plan Services

Balance as of beginning-of-year	$(3,804)	$32	$(42)	$(2,180)	$32	$(30)
Less: Effect of cumulative changes in
non-performance risk	(153)	(33)	–	(1,299)	(58)	(4)
Balance as of beginning-of-year, before the effect
of changes in non-performance risk	(3,651)	65	(42)	(881)	90	(26)
Issuances	14	–	–	6	–	–
Attributed fees collected	1,481	30	8	1,520	31	8
Benefit payments	(26)	–	–	(34)	–	–
Effect of changes in interest rates	(520)	32	(7)	(1,918)	(70)	(18)
Effect of changes in equity markets	(1,962)	(8)	(7)	(2,277)	(16)	(8)
Effect of changes in equity index volatility	66	7	–	(88)	(5)	–
In-force updates and other changes in MRBs (1)	470	19	3	213	6	8
Effect of assumption review:
Effect of changes in future expected
policyholder behavior	37	15	(1)	7	11	–
Effect of changes in other future expected
assumptions (2)	10	–	1	(199)	18	(6)
Balance as of end-of-year, before the effect of
changes in non-performance risk	(4,081)	160	(45)	(3,651)	65	(42)
Effect of cumulative changes in
non-performance risk	366	(36)	1	(153)	(33)	–
Balance as of end-of-year	(3,715)	124	(44)	(3,804)	32	(42)
Less: Ceded MRB assets (liabilities)	(2,854)	–	(11)	(2,736)	–	(13)
Balance as of end-of-year, net of reinsurance	$(861)	$124	$(33)	$(1,068)	$32	$(29)

Weighted-average age of policyholders (years)	73	70	63	73	70	63
Net amount at risk (3)	$1,639	$354	$2	$1,962	$240	$3

(1)    Consists primarily of changes in MRB assets and liabilities due to the impact of changes in actual to expected policyholder behavior and aggregation impacts related to fund performance and other assumptions.
(2)    Consists primarily of the update of fund mapping, volatility and other capital market assumptions.
(3)    Net amount at risk (“NAR”) is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit feature exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.

Effect of Annual Assumption Review

For the year ended December 31, 2025, Variable Annuities had an unfavorable impact to net income (loss) attributable to the annual assumption review driven by updates to policyholder behavior and capital market assumptions and other items, partially offset by model enhancements and updates to separate account fee assumptions. For the year ended December 31, 2025, Fixed Annuities and Retirement Plan Services did not have any significant assumption updates.

For the year ended December 31, 2024, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review driven by model enhancements and updates to capital market assumptions. For the year ended December 31, 2024, Fixed Annuities had an unfavorable impact to net income (loss) attributable to the annual assumption review driven by model enhancements and updates to policyholder GLB utilization assumptions. Retirement Plan Services did not have any significant assumption updates.

See “MRBs” in Note 1 and Note 14 for details related to our fair value judgments, assumptions, inputs and valuation methodology.

10. Separate Accounts

The following table presents the fair value of separate account assets (in millions) reported on the Consolidated Balance Sheets by major investment category:

	As of December 31,
	2025	2024
Mutual funds and collective investment trusts:
Equity funds:
Domestic	$84,274	$77,740
International	18,262	16,282
Other equity funds	1,505	1,403
Balanced funds	46,561	45,683
Bond funds	24,164	23,399
Money market funds	2,096	1,931
Other funds	1,491	1,321
Exchange-traded funds	323	336
Fixed maturity AFS securities	164	161
Cash and invested cash	35	12
Other investments	1,217	170
Total separate account assets	$180,092	$168,438

The following table reconciles separate account liabilities (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2025	2024
Variable Annuities	$122,945	$117,998
UL and Other	34,038	28,841
Retirement Plan Services	23,047	21,541
Other Operations (1)	62	58
Total separate account liabilities	$180,092	$168,438

(1) Represents separate account liabilities reported in Other Operations primarily attributable to the indemnity reinsurance agreement with Protective ($53 million and $49 million as of December 31, 2025 and 2024, respectively) that are excluded from the following tables.

The following table summarizes the balances of and changes in separate account liabilities (in millions):

	As of or For the Year Ended December 31, 2025			As of or For the Year Ended December 31, 2024
	Variable Annuities	UL and Other	Retirement Plan Services	Variable Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$117,998	$28,841	$21,541	$113,356	$25,150	$19,699
Gross deposits	6,034	2,646	2,282	4,765	1,483	2,302
Withdrawals	(16,524)	(867)	(3,746)	(14,074)	(477)	(3,378)
Policyholder assessments	(2,650)	(1,000)	(186)	(2,639)	(995)	(182)
Change in market performance	15,922	4,600	3,242	15,548	3,876	3,072
Net transfers from (to) general account	2,165	(182)	(86)	1,042	(196)	28
Balance as of end-of-year	$122,945	$34,038	$23,047	$117,998	$28,841	$21,541

Cash surrender value	$121,531	$31,613	$23,033	$116,612	$26,435	$21,526

11. Policyholder Account Balances

The following table reconciles policyholder account balances (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2025	2024
Variable Annuities	$40,060	$35,267
Fixed Annuities	28,710	25,941
UL and Other	35,663	36,242
Retirement Plan Services	23,843	23,619
Other (1)	7,628	4,749
Total policyholder account balances	$135,904	$125,818

(1) Represents policyholder account balances reported primarily in Other Operations attributable to the indemnity reinsurance agreements with Protective ($3.5 billion and $4.4 billion as of December 31, 2025 and 2024, respectively) and funding agreements ($3.7 billion and none as of December 31, 2025 and 2024, respectively). See “Funding Agreements” below for more information.

The following table summarizes the balances and changes in policyholder account balances (in millions):

	As of or For the Year Ended December 31, 2025
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$35,267	$25,941	$36,242	$23,619
Gross deposits	6,450	4,698	3,544	4,065
Withdrawals	(2,777)	(3,085)	(1,479)	(5,071)
Policyholder assessments	(3)	(59)	(4,412)	(17)
Net transfers from (to) separate account	(1,517)	–	183	540
Interest credited	838	929	1,430	707
Change in fair value of embedded derivative
instruments and other	1,802	286	155	–
Balance as of end-of-year	$40,060	$28,710	$35,663	$23,843

Weighted-average crediting rate	2.3%	3.4%	4.0%	3.0%
Net amount at risk (1)(2)	$1,639	$354	$290,111	$2
Cash surrender value	38,706	27,418	31,329	23,806

	As of or For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$29,141	$25,330	$36,784	$23,784
Gross deposits	4,756	4,226	3,605	3,407
Withdrawals	(1,321)	(4,825)	(1,438)	(4,495)
Policyholder assessments	(1)	(61)	(4,480)	(14)
Net transfers from (to) separate account	(477)	–	196	251
Interest credited	695	802	1,459	686
Change in fair value of embedded derivative
instruments and other	2,474	469	116	–
Balance as of end-of-year	$35,267	$25,941	$36,242	$23,619

Weighted-average crediting rate	2.1%	3.1%	4.0%	2.9%
Net amount at risk (1)(2)	$1,962	$240	$295,984	$3
Cash surrender value	34,018	24,845	31,992	23,586

(1) NAR is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit rider exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.
(2) Calculation is based on total account balances and includes both policyholder account balances and separate account balances.

The following table presents policyholder account balances (in millions) by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between the interest being credited to policyholders and the respective guaranteed contract minimums:

	As of December 31, 2025
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	5	–	–	–	4	9
2.01% - 3.00%	464	–	–	–	–	464
3.01% - 4.00%	1,115	–	–	–	–	1,115
4.01% and above	5	–	–	–	–	5
Other (1)	–	–	–	–	–	38,467
Total	$1,589	$–	$–	$–	$4	$40,060

Fixed Annuities
Up to 1.00%	$123	$768	$393	$133	$2,212	$3,629
1.01% - 2.00%	188	210	120	70	8,221	8,809
2.01% - 3.00%	1,282	104	1	2	59	1,448
3.01% - 4.00%	812	–	–	–	–	812
4.01% and above	157	–	–	–	–	157
Other (1)	–	–	–	–	–	13,855
Total	$2,562	$1,082	$514	$205	$10,492	$28,710

UL and Other
Up to 1.00%	$256	$–	$239	$36	$753	$1,284
1.01% - 2.00%	529	–	–	–	2,711	3,240
2.01% - 3.00%	6,309	10	178	–	–	6,497
3.01% - 4.00%	13,918	–	1	–	–	13,919
4.01% and above	3,463	–	–	–	–	3,463
Other (1)	–	–	–	–	–	7,260
Total	$24,475	$10	$418	$36	$3,464	$35,663

Retirement Plan Services
Up to 1.00%	$622	$441	$708	$3,449	$6,919	$12,139
1.01% - 2.00%	481	814	1,711	467	561	4,034
2.01% - 3.00%	1,694	27	496	3	–	2,220
3.01% - 4.00%	3,825	98	7	10	–	3,940
4.01% and above	1,510	–	–	–	–	1,510
Total	$8,132	$1,380	$2,922	$3,929	$7,480	$23,843

	As of December 31, 2024
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	3	–	–	–	7	10
2.01% - 3.00%	511	–	–	–	–	511
3.01% - 4.00%	1,231	–	–	–	–	1,231
4.01% and above	8	–	–	–	–	8
Other (1)	–	–	–	–	–	33,507
Total	$1,753	$–	$–	$–	$7	$35,267

Fixed Annuities
Up to 1.00%	$298	$801	$540	$255	$2,319	$4,213
1.01% - 2.00%	235	174	150	218	4,728	5,505
2.01% - 3.00%	1,570	27	1	2	37	1,637
3.01% - 4.00%	1,518	–	–	–	–	1,518
4.01% and above	170	–	–	–	–	170
Other (1)	–	–	–	–	–	12,898
Total	$3,791	$1,002	$691	$475	$7,084	$25,941

UL and Other
Up to 1.00%	$264	$–	$226	$122	$486	$1,098
1.01% - 2.00%	543	–	–	–	2,974	3,517
2.01% - 3.00%	6,600	10	151	–	–	6,761
3.01% - 4.00%	14,725	–	1	–	–	14,726
4.01% and above	3,564	–	–	–	–	3,564
Other (1)	–	–	–	–	–	6,576
Total	$25,696	$10	$378	$122	$3,460	$36,242

Retirement Plan Services
Up to 1.00%	$524	$305	$735	$3,332	$5,551	$10,447
1.01% - 2.00%	470	1,001	1,890	942	588	4,891
2.01% - 3.00%	2,195	28	85	1	–	2,309
3.01% - 4.00%	4,272	111	8	12	–	4,403
4.01% and above	1,569	–	–	–	–	1,569
Total	$9,030	$1,445	$2,718	$4,287	$6,139	$23,619

(1) Consists of indexed account balances that include the fair value of embedded derivative instruments, non-life contingent payout annuity account balances, short-term dollar cost averaging annuities business and policy loans.

Funding Agreements

The following summarizes the types of funding agreements issued by us:

FABN Program

We established a $5.0 billion FABN program in 2024 pursuant to which we may issue unsecured funding agreements to an unaffiliated and unconsolidated special purpose statutory trust (the “Trust”) that will then issue medium-term notes for which payment of interest and principal is secured by such funding agreement. We had funding agreements issued under the program totaling $1.5 billion as of December 31, 2025, compared to none as of December 31, 2024, with original maturities ranging from three to five years.

FABR Funding Agreements

We may issue funding agreements in connection with FABRs. Under an FABR, an unaffiliated and unconsolidated special-purpose entity enters into a repurchase agreement with a bank and uses the proceeds of the repurchase agreement to purchase funding agreements from us that are secured by portfolios of assets pledged to the special-purpose entity. We had secured funding agreements issued totaling $800 million as of December 31, 2025, compared to none as of December 31, 2024, with original maturities of five years. See “Assets Pledged as Collateral” in Note 3 for information on pledged assets.

FHLB Funding Agreements

We are a member of the FHLB of Indianapolis (“FHLBI”) and, through membership, have the ability to issue funding agreements. We had FHLB funding agreements outstanding of $1.5 billion as of December 31, 2025, compared to none as of December 31, 2024, with original maturities of one year or less. The funding agreements are secured by a portfolio of assets pledged to the FHLB. See “Assets Pledged as Collateral” in Note 3 for information on pledged assets.

12. Future Contract Benefits

The following table reconciles future contract benefits (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2025	2024
Payout Annuities (1)	$2,036	$2,008
Traditional Life (1)	3,521	3,504
Group Protection (2)	5,836	5,628
UL and Other (3)	18,597	16,663
Other Operations (4)	9,076	8,958
Other (5)	3,294	3,241
Total future contract benefits	$42,360	$40,002

(1) See “LFPB” below for further information.
(2) See “Liability for Future Claims” below for further information.
(3) See “Additional Liabilities for Other Insurance Benefits” below for further information.
(4) Represents future contract benefits reported in Other Operations primarily attributable to the indemnity reinsurance agreements with Protective ($5.4 billion as of December 31, 2025 and 2024) and Swiss Re ($1.9 billion and $1.7 billion as of December 31, 2025 and 2024, respectively) that are excluded from the following tables.
(5) Represents other miscellaneous reserves that are not representative of long-duration contracts, primarily related to participating traditional life insurance contracts and incurred but not reported and in course of settlement life insurance liabilities, and are excluded from the following tables.

LFPB

The LFPB represents reserves associated with our limited payment life-contingent annuities and non-participating traditional life insurance contracts (i.e., term insurance). The reserve is the net of present value of expected future policy benefits less present value of expected net premiums as summarized in the following table (in millions, except years):

	As of or For the Year Ended December 31, 2025		As of or For the Year Ended December 31, 2024
	Payout Annuities	Traditional Life	Payout Annuities	Traditional Life

Present Value of Expected Net Premiums
Balance as of beginning-of-year	$–	$5,751	$–	$6,084
Less: Effect of cumulative changes in discount
rate assumptions	–	(277)	–	(152)
Beginning balance at original discount rate	–	6,028	–	6,236
Effect of changes in cash flow assumptions (1)	–	(396)	–	(3)
Effect of actual variances from expected experience (2)	–	(38)	–	(45)
Adjusted balance as of beginning-of-year	–	5,594	–	6,188
Issuances	–	282	–	361
Interest accrual	–	233	–	245
Net premiums collected	–	(728)	–	(766)
Flooring impact of LFPB	–	(3)	–	–
Ending balance at original discount rate	–	5,378	–	6,028
Effect of cumulative changes in discount rate assumptions	–	(92)	–	(277)
Balance as of end-of-year	$–	$5,286	$–	$5,751

Present Value of Expected Future Policy Benefits
Balance as of beginning-of-year	$2,008	$9,255	$2,084	$9,637
Less: Effect of cumulative changes in discount
rate assumptions	(251)	(446)	(187)	(202)
Beginning balance at original discount rate (3)	2,259	9,701	2,271	9,839
Effect of changes in cash flow assumptions (1)	(8)	(557)	–	(105)
Effect of actual variances from expected experience (2)	(13)	(31)	3	(68)
Adjusted balance as of beginning-of-year	2,238	9,113	2,274	9,666
Issuances	98	282	102	361
Interest accrual	88	368	87	380
Benefit payments	(206)	(802)	(204)	(706)
Ending balance at original discount rate (3)	2,218	8,961	2,259	9,701
Effect of cumulative changes in discount rate assumptions	(182)	(154)	(251)	(446)
Balance as of end-of-year	$2,036	$8,807	$2,008	$9,255

Net balance as of end-of-year	$2,036	$3,521	$2,008	$3,504
Less: Reinsurance recoverables	1,451	179	1,488	217
Net balance as of end-of-year, net of reinsurance	$585	$3,342	$520	$3,287

Weighted-average duration of future policyholder
benefit liability (years)	8	9	9	9
(1) The cash flow assumption impact to the liability is calculated as the present value of expected future policy benefits less the present value of expected net premiums. For the years ended December 31, 2025 and 2024, the Traditional Life net effect of changes in cash flow assumptions gross of reinsurance reduced the liability by $161 million and $102 million, respectively, primarily associated with favorable updates to mortality assumptions. See “Effect of Annual Assumption Review” below for more information.
(2) For the year ended December 31, 2025, the Traditional Life actual to expected reserve impact on expected net premiums was attributable primarily to mortality and policyholder behavior, which unfavorably impacted the liability by $22 million and $16 million, respectively; and the actual to expected reserve impact on expected future policy benefits was attributable primarily to policyholder behavior and mortality, which favorably impacted the liability by $17 million and $14 million, respectively. For the year ended December 31, 2024, the Traditional Life actual to expected reserve impact on expected net premiums was attributable primarily to mortality, which unfavorably impacted the liability by $60 million, which was partially offset by $15 million primarily related to policyholder behavior; and the actual to expected reserve impact on expected future policy benefits was attributable primarily to mortality, which favorably impacted the liability by $96 million, which was partially offset by $28 million primarily related to policyholder behavior. For the years ended December 31, 2025 and 2024, Payout Annuities did not have any significantly different actual experience compared to expected.
(3) Includes deferred profit liability within Payout Annuities of $92 million, $62 million and $56 million as of December 31, 2025, 2024 and 2023, respectively.

Effect of Annual Assumption Review

For the year ended December 31, 2025, Payout Annuities did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review, and Traditional Life had a favorable cash flow assumption impact from updates to mortality and policyholder behavior assumptions.

For the year ended December 31, 2024, Payout Annuities did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review, and Traditional Life had a favorable cash flow assumption impact from updates to mortality assumptions, partially offset by an unfavorable impact from updates to policyholder behavior assumptions.

The following table summarizes the discounted and undiscounted expected future gross premiums and expected future benefit payments (in millions):

	As of December 31, 2025		As of December 31, 2024
	Undiscounted	Discounted	Undiscounted	Discounted
Payout Annuities
Expected future gross premiums	$–	$–	$–	$–
Expected future benefit payments	3,271	2,036	3,427	2,008
Traditional Life
Expected future gross premiums	12,735	8,869	13,498	9,075
Expected future benefit payments	12,655	8,807	13,857	9,255

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Payout Annuities
Gross premiums	$99	$108	$116
Interest accretion	88	87	86
Traditional Life
Gross premiums	1,184	1,189	1,183
Interest accretion	135	135	128

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2025	2024
Payout Annuities
Interest accretion rate	4.0%	4.0%
Current discount rate	5.1%	5.4%
Traditional Life
Interest accretion rate	4.9%	4.9%
Current discount rate	4.7%	5.1%

Liability for Future Claims

The liability for future claims represents reserves associated with our group long-term disability and life waiver products. The following table summarizes the balances of and changes in liability for future claims (in millions, except years):

	Group Protection
	As of or For the Years Ended December 31,
	2025	2024
Balance as of beginning-of-year	$5,628	$5,689
Less: Effect of cumulative changes in discount
rate assumptions	(550)	(490)
Beginning balance at original discount rate	6,178	6,179
Effect of changes in cash flow assumptions	(66)	(2)
Effect of actual variances from expected
experience (1)	(242)	(345)
Adjusted beginning-of-year balance	5,870	5,832
New incidence	1,574	1,641
Interest	195	181
Benefit payments	(1,440)	(1,476)
Ending balance at original discount rate	6,199	6,178
Effect of cumulative changes in discount
rate assumptions	(363)	(550)
Balance as of end-of-year	5,836	5,628
Less: Reinsurance recoverables	3,975	3,771
Balance as of end-of-year, net of reinsurance	$1,861	$1,857

Weighted-average duration of liability for future
claims (years)	5	5

(1) Generally, the experience exhibited for the Group Protection business relates to morbidity and, to a lesser extent, mortality. Group Protection long-duration products have limited exposure to lapse risk, as the liabilities for future claims are limited to those associated with claim reserves. For the years ended December 31, 2025 and 2024, morbidity comprised substantially all of the favorable effect of actual variances from expected experience, as our claims experience was more favorable than assumed.

Effect of Annual Assumption Review

For the year ended December 31, 2025, we had a favorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to the claim termination rate assumption, partially offset by updates to social security and incurred assumptions.

For the year ended December 31, 2024, we did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review.

The following table summarizes the discounted and undiscounted expected future benefit payments (in millions):

	As of December 31, 2025		As of December 31, 2024
	Undiscounted	Discounted	Undiscounted	Discounted
Group Protection
Expected future benefit payments	$7,506	$5,836	$7,368	$5,628

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Group Protection
Gross premiums	$3,719	$3,563	$3,549
Interest accretion	195	181	159

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2025	2024
Group Protection
Interest accretion rate	3.6%	3.3%
Current discount rate	4.7%	5.1%

Additional Liabilities for Other Insurance Benefits

Additional liabilities for other insurance benefits represent reserves associated with our UL and VUL contracts with secondary guarantees, including MoneyGuard®. The following table summarizes the balances of and changes in additional liabilities for other insurance benefits (in millions, except years):

	UL and Other
	As of or For the Years Ended December 31,
	2025	2024
Balance as of beginning-of-year	$16,663	$15,752
Less: Effect of cumulative changes in shadow
balance in AOCI	(1,515)	(853)
Balance as of beginning-of-year, excluding
shadow balance in AOCI	18,178	16,605
Effect of changes in cash flow assumptions	120	207
Effect of actual variances from expected
experience (1)(2)	190	288
Adjusted beginning-of-year balance	18,488	17,100
Interest accrual	923	841
Net assessments collected	1,348	1,288
Benefit payments	(1,076)	(1,051)
Balance as of end-of-year, excluding
shadow balance in AOCI	19,683	18,178
Effect of cumulative changes in shadow
balance in AOCI	(1,086)	(1,515)
Balance as of end-of-year	18,597	16,663
Less: Reinsurance recoverables	11,789	10,748
Balance as of end-of-year, net of reinsurance	$6,808	$5,915

Weighted-average duration of additional liabilities
for other insurance benefits (years)	16	16

(1) For the years ended December 31, 2025 and 2024, the actual to expected reserve impact was attributable primarily to mortality, which unfavorably impacted the liability by $201 million and $273 million, respectively.
(2) For the years ended December 31, 2025 and 2024, the effect of actual variances from expected experience, net of reinsurance, was $93 million and $157 million, respectively.

Effect of Annual Assumption Review

For the year ended December 31, 2025, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to mortality and policyholder behavior assumptions, partially offset by updates to the morbidity assumption.

For the year ended December 31, 2024, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to policyholder behavior and mortality assumptions that were partially offset by updates to capital market assumptions

The following table summarizes the gross assessments and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
UL and Other
Gross assessments	$3,159	$3,093	$1,221
Interest accretion	923	841	765

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2025	2024
UL and Other
Interest accretion rate	5.5%	5.4%

13. Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2025	2024
Short-Term Debt
Short-term debt (1)	$–	$24
Total short-term debt	$–	$24

Long-Term Debt, Excluding Current Portion
6.03% surplus note, due 2028 (2)(3)	$750	$750
6.56% surplus note, due 2028 (2)(3)	500	500
SOFR + 111 bps surplus note, due 2028 (2)(4)	–	71
SOFR + 226 bps surplus note, due 2028 (5)	–	522
SOFR + 200 bps surplus note, due 2035 (2)(6)	30	30
SOFR + 155 bps surplus note, due 2037 (2)(6)	25	25
4.20% surplus note, due 2037 (2)(6)	50	50
SOFR + 100 bps surplus note, due 2037 (2)(4)	–	154
4.225% surplus note, due 2037 (2)(6)	28	28
4.00% surplus note, due 2037 (2)(6)	30	30
4.50% surplus note, due 2038 (2)(6)	13	13
Total long-term debt	$1,426	$2,173

(1)    The short-term debt represents short-term notes payable to LNC related to the cash management agreement.
(2)    Surplus note issued to LNC.
(3)    Subject to approval by the Indiana Insurance Commissioner (the “Commissioner”), LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds the surplus as of the date of note issuance, and subject to approval by the Commissioner.
(4)    In October 2025, we executed the right to repay the surplus notes due 2028 and 2037 in whole totaling $71 million and $154 million, respectively, to LNC due to the restructuring of certain captive reinsurance subsidiaries. See Note 19 for additional information.
(5)    In October 2025, the surplus note was canceled due to the restructuring of certain captive reinsurance subsidiaries. See Notes 19 and 24 for additional information.
(6)    Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

Future principal payments due on long-term debt (in millions) as of December 31, 2025, were as follows:

2026	$–
2027	–
2028	1,250
2029	–
2030	–
Thereafter	176
Total	$1,426

Credit Facility

On December 21, 2023, LNC entered into a second amended and restated credit agreement with a syndicate of banks, which amended and restated our existing five-year revolving amended and restated credit agreement. The credit agreement, which is unsecured, allows for the issuance of LOCs and borrowing of up to $2.0 billion and has a commitment termination date of December 21, 2028. The LOCs under the credit facility are used primarily to satisfy reserve credit requirements of (i) LNL and LNC’s other domestic insurance companies for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business. As of December 31, 2025, we had $3 million of LOCs issued and no amount was drawn on the issued LOCs.

The credit agreement, as currently in effect, contains:

•Customary terms and conditions, including covenants restricting the ability of LNC and its subsidiaries to incur liens and the ability of LNC to merge or consolidate with another entity where it is not the surviving entity and dispose of all or substantially all of its assets;
•Financial covenants including maintenance by LNC of a minimum consolidated net worth equal to the sum of $8.626 billion plus 50% of the aggregate net proceeds of equity issuances received by LNC or any of its subsidiaries after September 30, 2023, all as more fully set forth in the agreement; and a debt-to-capital ratio as defined in accordance with the agreement not to exceed 0.35 to 1.00;
•A cap on LNC’s secured non-operating indebtedness and non-operating indebtedness of LNC’s subsidiaries equal to 7.5% of total capitalization, as defined in accordance with the agreement; and
•Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit agreement, as currently in effect, provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable. As of December 31, 2025, LNC was in compliance with all such covenants.

LOCs

On October 1, 2025, LNC terminated its LOC facility agreements set to expire in 2031 as a result of restructuring certain captive reinsurance subsidiaries effective October 1, 2025. See Note 19 for additional information.

14. Fair Value of Financial Instruments

Financial Instruments Carried at Fair Value

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2025
	Asset (Liability) Measurement in the			Total
	Fair Value Hierarchy			Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$56,426	$7,297	$63,723
U.S. government bonds	848	19	–	867
State and municipal bonds	–	1,965	–	1,965
Foreign government bonds	–	223	–	223
RMBS	–	1,965	–	1,965
CMBS	–	2,338	85	2,423
ABS	–	12,594	3,584	16,178
Hybrid and redeemable preferred securities	31	128	83	242
Trading securities	–	1,331	329	1,660
Equity securities (1)	233	234	28	495
Mortgage loans on real estate	–	–	199	199
Derivative investments (2)	–	16,001	28	16,029
Other investments – short-term investments	–	193	1	194
MRB assets	–	–	4,753	4,753
Other assets:
Ceded MRBs	–	–	19	19
Indexed annuity ceded embedded derivatives	–	–	2,482	2,482
LPR ceded derivative	–	–	202	202
Separate account assets	383	179,709	–	180,092
Total assets	$1,495	$273,126	$19,090	$293,711

Liabilities
Policyholder account balances – RILA, fixed annuity
and IUL contracts	$–	$–	$(15,115)	$(15,115)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives	–	358	(156)	202
MRB liabilities	–	–	(1,118)	(1,118)
Other liabilities:
Ceded MRBs	–	–	(2,884)	(2,884)
Derivative liabilities (2)	–	(6,008)	(136)	(6,144)
Total liabilities	$–	$(5,650)	$(19,409)	$(25,059)

	As of December 31, 2024
	Asset (Liability) Measurement in the			Total
	Fair Value Hierarchy			Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$54,945	$6,888	$61,833
U.S. government bonds	370	20	–	390
State and municipal bonds	–	2,148	–	2,148
Foreign government bonds	–	233	–	233
RMBS	–	1,702	1	1,703
CMBS	–	1,575	8	1,583
ABS	–	11,677	2,092	13,769
Hybrid and redeemable preferred securities	47	131	63	241
Trading securities	–	1,746	259	2,005
Equity securities	28	232	34	294
Mortgage loans on real estate	–	–	232	232
Derivative investments (2)	–	13,728	3	13,731
Other investments – short-term investments	–	369	23	392
MRB assets	–	–	4,860	4,860
Other assets:
Ceded MRBs	–	–	14	14
Indexed annuity ceded embedded derivatives	–	–	1,970	1,970
LPR ceded derivative	–	–	190	190
Separate account assets	391	168,047	–	168,438
Total assets	$836	$256,553	$16,637	$274,026

Liabilities
Policyholder account balances – RILA,
fixed annuity and IUL contracts	$–	$–	$(12,449)	$(12,449)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives	–	787	(59)	728
MRB liabilities	–	–	(1,046)	(1,046)
Other liabilities:
Ceded MRBs	–	–	(2,763)	(2,763)
Derivative liabilities (2)	–	(4,256)	(139)	(4,395)
Total liabilities	$–	$(3,469)	$(16,456)	$(19,925)

(1) Total investments included in the fair value hierarchy exclude certain closed-end funds that are measured at estimated fair value using the NAV per share (or its equivalent) practical expedient. The estimated fair value of such investments was $134 million as of December 31, 2025.
(2) Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology. The summary schedule excludes changes to MRB assets and MRB liabilities as these balances are rolled forward in Note 9.

	For the Year Ended December 31, 2025
			Gains	Issuances,	Transfers
	Beginning	Items	(Losses)	Sales,	Into or	Ending
	Asset	Included	in	Maturities,	Out	Asset
	(Liability)	in	OCI	Settlements,	of	(Liability)
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$6,888	$(63)	$19	$(238)	$691	$7,297
RMBS	1	–	1	67	(69)	–
CMBS	8	–	–	84	(7)	85
ABS	2,092	(29)	55	1,651	(185)	3,584
Hybrid and redeemable preferred
securities	63	–	1	19	–	83
Trading securities	259	7	–	35	28	329
Equity securities	34	(9)	–	1	2	28
Mortgage loans on real estate	232	(3)	4	(34)	–	199
Other investments – short-term investments	23	–	–	(22)	–	1
Other assets:
Ceded MRBs (3)	14	5	–	–	–	19
Indexed annuity ceded embedded
derivatives (4)	1,970	222	–	290	–	2,482
LPR ceded derivative (5)	190	12	–	–	–	202
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts (4)	(12,449)	(2,237)	–	(429)	–	(15,115)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives (4)	(59)	(97)	–	–	–	(156)
Other liabilities:
Ceded MRBs (3)	(2,763)	(121)	–	–	–	(2,884)
Derivative liabilities, net	(136)	24	–	4	–	(108)

	For the Year Ended December 31, 2024
			Gains	Issuances,	Transfers
	Beginning	Items	(Losses)	Sales,	Into or	Ending
	Asset	Included	in	Maturities,	Out	Asset
	(Liability)	in	OCI	Settlements,	of	(Liability)
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$6,350	$(3)	$2	$696	$(157)	$6,888
State and municipal bonds	5	–	–	–	(5)	–
RMBS	1	–	–	–	–	1
CMBS	8	–	–	19	(19)	8
ABS	1,476	2	23	980	(389)	2,092
Hybrid and redeemable preferred
securities	48	–	3	12	–	63
Trading securities	272	2	–	(18)	3	259
Equity securities	36	(3)	–	–	1	34
Mortgage loans on real estate	288	9	1	(66)	–	232
Other investments – short-term investments	–	–	–	13	10	23
Other assets:
Ceded MRBs (3)	274	(260)	–	–	–	14
Indexed annuity ceded embedded
derivatives (4)	940	227	–	803	–	1,970
LPR ceded derivative (5)	206	(16)	–	–	–	190
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts (4)	(9,077)	(3,059)	–	(313)	–	(12,449)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives (4)	–	(59)	–	–	–	(59)
Other liabilities:
Ceded MRBs (3)	(1,149)	(1,614)	–	–	–	(2,763)
Derivative liabilities, net	36	(124)	–	3	(51)	(136)

	For the Year Ended December 31, 2023
			Gains	Issuances,	Transfers
	Beginning	Items	(Losses)	Sales,	Into or	Ending
	Asset	Included	in	Maturities,	Out	Asset
	(Liability)	in	OCI	Settlements,	of	(Liability)
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$5,017	$(2)	$11	$1,345	$(21)	$6,350
State and municipal bonds	35	(4)	4	(30)	–	5
RMBS	1	–	–	5	(5)	1
CMBS	–	–	–	(4)	12	8
ABS	1,117	–	9	733	(383)	1,476
Hybrid and redeemable preferred
securities	34	–	–	(2)	16	48
Trading securities	568	17	–	(313)	–	272
Equity securities	153	(19)	–	(98)	–	36
Mortgage loans on real estate	487	(7)	5	(197)	–	288
Derivative investments, net	2	(13)	–	16	31	36
Other assets:
Ceded MRBs (3)	540	(266)	–	–	–	274
Indexed annuity ceded embedded
derivatives (4)	525	6	–	409	–	940
LPR ceded derivative (5)	212	(6)	–	–	–	206
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts (4)	(4,783)	(3,193)	–	(1,101)	–	(9,077)
Other liabilities – ceded MRBs (3)	(246)	(903)	–	–	–	(1,149)
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 5).
(2) Amortization and accretion of premiums and discounts are included in net investment income on the Consolidated Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(3) Gains (losses) from the changes in fair value are included in market risk benefit gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(4) Gains (losses) from the changes in fair value are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(5) Gains (losses) from the changes in fair value are included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, (in millions) as reported above:

	For the Year Ended December 31, 2025
	Issuances	Sales	Maturities	Settlements	Calls	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,675	$(1,404)	$(6)	$(473)	$(30)	$(238)
RMBS	67	–	–	–	–	67
CMBS	99	(15)	–	–	–	84
ABS	2,287	(128)	(10)	(383)	(115)	1,651
Hybrid and redeemable preferred
securities	21	(2)	–	–	–	19
Trading securities	171	(75)	(5)	(54)	(2)	35
Equity securities	14	(13)	–	–	–	1
Mortgage loans on real estate	2	(1)	(30)	(5)	–	(34)
Other investments – short-term investments	11	–	(16)	(17)	–	(22)
Other assets – indexed annuity ceded
embedded derivatives	130	–	–	160	–	290
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts	(1,541)	–	–	1,112	–	(429)
Derivative liabilities, net	4	–	–	–	–	4

	For the Year Ended December 31, 2024
	Issuances	Sales	Maturities	Settlements	Calls	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,646	$(371)	$(2)	$(576)	$(1)	$696
CMBS	19	–	–	–	–	19
ABS	1,438	(82)	–	(319)	(57)	980
Hybrid and redeemable preferred
securities	16	–	–	–	(4)	12
Trading securities	5	1	–	(24)	–	(18)
Equity securities	1	(1)	–	–	–	–
Mortgage loans on real estate	1	(31)	(29)	(7)	–	(66)
Other investments – short-term investments	16	–	(3)	–	–	13
Other assets – indexed annuity ceded
embedded derivatives	134	–	–	669	–	803
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts	(1,137)	–	–	824	–	(313)
Other liabilities – derivative liabilities	4	–	(1)	–	–	3

	For the Year Ended December 31, 2023
	Issuances	Sales	Maturities	Settlements	Calls	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$2,030	$(269)	$(34)	$(371)	$(11)	$1,345
State and municipal bonds	–	(30)	–	–	–	(30)
RMBS	5	–	–	–	–	5
CMBS	–	–	–	(4)	–	(4)
ABS	971	(2)	–	(230)	(6)	733
Hybrid and redeemable preferred
securities	–	–	–	–	(2)	(2)
Trading securities	–	(231)	–	(82)	–	(313)
Equity securities	1	(99)	–	–	–	(98)
Mortgage loans on real estate	5	–	–	(202)	–	(197)
Derivative investments, net	19	–	(3)	–	–	16
Other assets – indexed annuity ceded
embedded derivatives	404	–	–	5	–	409
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts	(1,113)	–	–	12	–	(1,101)

The following summarizes changes in unrealized gains (losses) included in net income (loss) related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2025	2024	2023
Investments:
Trading securities (1)	$2	$–	$8
Equity securities (1)	(5)	(1)	(16)
Mortgage loans on real estate (1)	(3)	–	(8)
Derivative investments, net (1)	(35)	(121)	1
MRBs, net (2)	197	904	1,071
Other assets – LPR ceded derivative (3)	13	(16)	(6)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives (1)	(97)	(59)	–
Embedded derivatives – indexed annuity
and IUL contracts, net (1)	915	1,061	(20)
(1) Included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(2) Included in market risk benefit gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(3) Included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2025	2024	2023
Investments:
Fixed maturity AFS securities:
Corporate bonds	$(14)	$(23)	$(6)
State and municipal bonds	–	–	3
ABS	60	(2)	9
Hybrid and redeemable preferred
securities	1	3	1
Mortgage loans on real estate	3	2	4

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2025
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$828	$(137)	$691
RMBS	–	(69)	(69)
CMBS	–	(7)	(7)
ABS	81	(266)	(185)
Trading securities	38	(10)	28
Equity securities	54	(52)	2

	For the Year Ended December 31, 2024
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$29	$(186)	$(157)
State and municipal bonds	–	(5)	(5)
CMBS	–	(19)	(19)
ABS	45	(434)	(389)
Trading securities	3	–	3
Equity securities	5	(4)	1
Other investments – short-term investments	10	–	10
Liabilities
Other liabilities – derivative liabilities	–	(51)	(51)

	For the Year Ended December 31, 2023
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$158	$(179)	$(21)
RMBS	–	(5)	(5)
CMBS	12	–	12
ABS	8	(391)	(383)
Hybrid and redeemable preferred securities	16	–	16
Derivative investments	31	–	31

Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2025, 2024 and 2023, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2025:

							Weighted
	Fair	Valuation	Significant	Assumption or			Average Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities:
Corporate bonds	$673	Discounted cash flow	Liquidity/duration adjustment (2)	0.0%	–	6.2%	1.4%
ABS	8	Discounted cash flow	Liquidity/duration adjustment (2)	1.1%	–	1.1%	1.1%
CMBS	41	Discounted cash flow	Liquidity/duration adjustment (2)	1.8%	–	1.9%	1.8%
Hybrid and redeemable
preferred securities	40	Discounted cash flow	Liquidity/duration adjustment (2)	1.6%	–	1.9%	1.7%
Equity securities	4	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	–	4.5%	4.5%
MRB assets	4,753	Discounted cash flow	Lapse (3)	1.0%	–	30.0%	(10)
			Utilization of GLB withdrawals (4)	85.0%	–	100.0%	93.0%
			Claims utilization factor (5)	50.0%	–	100.0%	(10)
			Premiums utilization factor (5)	80.0%	–	115.0%	(10)
			Non-performance risk (6)	0.2%	–	1.6%	1.3%
			Mortality (7)			(9)	(10)
			Volatility (8)	1.0%	–	27.0%	15.1%
Other assets:
Ceded MRBs (11)	19
Indexed annuity
ceded embedded
derivatives	2,482	Discounted cash flow	Lapse (3)	0.0%	–	9.0%	(10)
			Mortality (7)			(9)	(10)
LPR ceded
derivative	202	Discounted cash flow	Lapse (3)	0.1%	–	2.4%	(10)
			Non-performance risk (6)	0.2%	–	1.6%	1.2%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed annuity
contracts embedded
derivatives	$(15,031)	Discounted cash flow	Lapse (3)	0.0%	–	9.0%	(10)
			Mortality (7)			(9)	(10)
MRB liabilities	(1,118)	Discounted cash flow	Lapse (3)	1.0%	–	30.0%	(10)
			Utilization of GLB withdrawals (4)	85.0%	–	100.0%	93.0%
			Claims utilization factor (5)	50.0%	–	100.0%	(10)
			Premiums utilization factor (5)	80.0%	–	115.0%	(10)
			Non-performance risk (6)	0.2%	–	1.6%	1.3%
			Mortality (7)			(9)	(10)
			Volatility (8)	1.0%	–	27.0%	15.1%
Other liabilities – ceded
MRBs (11)	(2,884)

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2024:

							Weighted
	Fair	Valuation	Significant	Assumption or			Average Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities:
Corporate bonds	$185	Discounted cash flow	Liquidity/duration adjustment (2)	0.0%	–	3.1%	1.7%
CMBS	8	Discounted cash flow	Liquidity/duration adjustment (2)	1.9%	–	1.9%	1.9%
ABS	10	Discounted cash flow	Liquidity/duration adjustment (2)	1.3%	–	1.3%	1.3%
Hybrid and redeemable
preferred securities	19	Discounted cash flow	Liquidity/duration adjustment (2)	1.4%	–	1.9%	1.8%
Equity securities	5	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	–	4.5%	4.5%
MRB assets	4,860	Discounted cash flow	Lapse (3)	1.0%	–	30.0%	(10)
			Utilization of GLB withdrawals (4)	85.0%	–	100.0%	92.0%
			Claims utilization factor (5)	60.0%	–	100.0%	(10)
			Premiums utilization factor (5)	80.0%	–	115.0%	(10)
			Non-performance risk (6)	0.3%	–	2.0%	1.6%
			Mortality (7)			(9)	(10)
			Volatility (8)	1.0%	–	29.0%	14.5%
Other assets:
Ceded MRBs (11)	14
Indexed annuity
ceded embedded
derivatives	1,970	Discounted cash flow	Lapse (3)	0.0%	–	9.0%	(10)
			Mortality (7)			(9)	(10)
LPR ceded
derivative	190	Discounted cash flow	Lapse (3)	0.1%	–	2.0%	(10)
			Non-performance risk (6)	0.3%	–	2.0%	1.4%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed annuity
contracts embedded
derivatives	$(12,402)	Discounted cash flow	Lapse (3)	0.0%	–	9.0%	(10)
			Mortality (7)			(9)	(10)
MRB liabilities	(1,046)	Discounted cash flow	Lapse (3)	1.0%	–	30.0%	(10)
			Utilization of GLB withdrawals (4)	85.0%	–	100.0%	92.0%
			Claims utilization factor (5)	60.0%	–	100.0%	(10)
			Premiums utilization factor (5)	80.0%	–	115.0%	(10)
			Non-performance risk (6)	0.3%	–	2.0%	1.6%
			Mortality (7)			(9)	(10)
			Volatility (8)	1.0%	–	29.0%	14.5%
Other liabilities – ceded
MRBs (11)	(2,763)

(1) Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.
(2) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(3) The lapse input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapses during the surrender charge period.
(4) The utilization of GLB withdrawals input represents the estimated percentage of policyholders that utilize the GLB withdrawal riders.

(5) The utilization factors are applied to the present value of claims or premiums, as appropriate, in the MRB calculation to estimate the impact of inefficient GLB withdrawal behavior, including taking less than or more than the maximum GLB withdrawal.
(6) The non-performance risk input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The non-performance risk input was weighted by the absolute value of the sensitivity of the reserve to the non-performance risk assumption. The non-performance risk input for LPR ceded derivative was weighted using a simple average.
(7) The mortality input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(8) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account balance assigned to each index.
(9) The mortality is based on a combination of company and industry experience, adjusted for improvement factors.
(10) A weighted average input range is not a meaningful measurement for lapse, utilization factors or mortality.
(11) The fair value inputs for ceded MRBs are consistent with those used to value MRB assets and liabilities.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

The embedded derivative liability associated with Fortitude Re was excluded from the above table. As discussed in Note 7, this embedded derivative liability was created through a coinsurance with funds withheld reinsurance agreement where the investments supporting the reinsurance agreement were withheld by us and continue to be reported on the Consolidated Balance Sheets. This reinsurance-related embedded derivative is valued as a total return swap with reference to the fair value of the investments held by us. Accordingly, the unobservable inputs utilized in the valuation of the reinsurance-related embedded derivative are a component of the investments supporting the reinsurance agreement that are reported on the Consolidated Balance Sheets.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

• Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse or mortality inputs would have resulted in a decrease in the fair value measurement.
•LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in an increase in the fair value measurement.
•MRBs – Assuming our MRBs are in a liability position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in a decrease in the fair value measurement, except for policies with guaranteed death benefit (“GDB”) riders only, in which case an increase in mortality inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

Fair Value Option

Mortgage loans on real estate, net of allowance for credit losses, as reported on the Consolidated Balance Sheets, includes mortgage loans on real estate for which the fair value option was elected. The fair value option allows us to elect fair value as an alternative measurement for mortgage loans not otherwise reported at fair value. We have made these elections for certain mortgage loans associated with modified coinsurance agreements to help mitigate the inconsistency in earnings that would otherwise result from the use of embedded derivatives included with these loans. Changes in fair value are reflected in realized gain (loss) on the Consolidated Statement of Comprehensive Income (Loss). Changes in fair value due to instrument-specific credit risk are estimated using changes in credit spreads and quality ratings for the period reported. Mortgage loans on real estate for which the fair value option was elected are valued using third-party pricing services. We have procedures in place to review the valuations each quarter to ensure they are reasonable, including utilizing a separate third party to reperform the valuation for a selection of mortgage loans on an annual basis. Due to lack of observable inputs, mortgage loans electing the fair value option are classified as Level 3 within the fair value hierarchy.

The fair value and aggregate contractual principal for mortgage loans on real estate where the fair value option was elected (in millions) were as follows:

	As of December 31,
	2025	2024
Fair value	$199	$232
Aggregate contractual principal	231	263

For information on current and past due composition and accruing status for loans where we have elected the fair value option, see Note 3.

Financial Instruments Not Carried at Fair Value

The following summarizes the fair value by the fair value hierarchy levels and the carrying amount of our financial instruments not carried at fair value (in millions):

	As of December 31, 2025
	Asset (Liability) Measurement in the			Total
	Fair Value Hierarchy			Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$–	$21,636	$21,636	$22,139
Other investments	–	542	5,887	6,429	6,429
Policy loans	–	2,617	–	2,617	2,617

Liabilities
Policyholder account balances – certain investment contracts	$–	$–	$(36,693)	$(36,693)	$(43,774)
Policyholder account balances – funding agreements	–	(3,778)	–	(3,778)	(3,749)
Long-term debt	–	(1,476)	–	(1,476)	(1,426)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(31,132)	(31,132)	(31,132)

	As of December 31, 2024
	Asset (Liability) Measurement in the			Total
	Fair Value Hierarchy			Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$–	$19,523	$19,523	$20,940
Other investments	–	1,061	5,211	6,272	6,272
Policy loans	–	2,465	–	2,465	2,465

Liabilities
Policyholder account balances – certain investment contracts	$–	$–	$(29,689)	$(29,689)	$(39,137)
Short-term debt	–	(24)	–	(24)	(24)
Long-term debt	–	(2,164)	–	(2,164)	(2,173)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(27,538)	(27,538)	(27,538)

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on the Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown above are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, is established using a discounted cash flow method based on internal quality rating, maturity and future income. The ratings for mortgages in good standing are based on occupancy, debt-service coverage, LTV, and forecasted tenancy. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, are classified as Level 3 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments, excluding short-term investments, approximates fair value. Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. Other investments also include FHLB stock, which is carried at cost and periodically evaluated for impairment based on ultimate recovery of par value, and the investments in COLI, which are recorded at cash surrender value and not required to be included in the table above. The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy. The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments. The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.

Policy Loans

The carrying value for policy loans are the unpaid principal balances. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value. The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.

Policyholder Account Balances – Certain Investment Contracts and Other Liabilities

Policyholder account balances and other liabilities include account balances of certain investment contracts that exclude significant mortality or morbidity risk. The fair value of the account balances of certain investment contracts is based on a discounted cash flow model as of the balance sheet date. The inputs used to measure the fair value of these policyholder account balances are classified as Level 3 within the fair value hierarchy.

Policyholder Account Balances – Funding Agreements

The fair value of funding agreements issued under the FABN program is based on quoted market prices. The fair value of secured funding agreements issued under FABRs and funding agreements issued to FHLB is based on a discounted cash flow model as of the balance sheet date. The inputs used to measure the fair value of funding agreements are classified as Level 2 within the fair value hierarchy. For more information on funding agreements, see Note 11.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Funds Withheld Reinsurance Liabilities

Funds withheld reinsurance liabilities includes our obligation to pay reinsurers under coinsurance with funds withheld and modified coinsurance arrangements where the Company is the cedant. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to the Company’s reinsurance agreements. The embedded derivatives are carried at fair value and thus excluded from the preceding table. The inputs used to measure the remaining balance are classified as Level 3 within the fair value hierarchy.

15. Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants, and we participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors. These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits. We also sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents, and we participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees. These retirement plans are not material to the Company’s results of operations, financial condition or cash flows for the three years ended December 31, 2025.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986. We also participate in defined contribution plans sponsored by LNC for eligible employees. Our expense for these plans was $105 million, $110 million and $114 million, for the years ended December 31, 2025, 2024 and 2023, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents. Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC. The results of certain notional investment options within some of the plans are hedged by total return swaps. Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options. Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. Our expense for these plans was $50 million, $39 million and $22 million for the years ended December 31, 2025, 2024 and 2023, respectively. For further discussion of total return swaps related to our deferred compensation plans, see Note 5.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2025	2024
Total liabilities (1)	$841	$769
Investments dedicated to fund liabilities (2)	287	258

(1) Reported in other liabilities on the Consolidated Balance Sheets.
(2) Reported in other assets on the Consolidated Balance Sheets.

16. Stock-Based Incentive Compensation Plans

Total compensation expense (in millions) by award type for stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2025	2024	2023
Stock options	$2	$5	$7
Performance shares	23	7	12
RSUs	51	49	40
Total	$76	$61	$59

Recognized tax benefit	$13	$10	$9

17. Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, the Financial Industry Regulatory Authority, tax authorities and other regulatory bodies regularly make inquiries and conduct examinations, investigations or audits concerning our compliance with, among other things, insurance laws, securities laws, tax laws, laws governing the activities of broker-dealers and registered investment advisers and unclaimed property laws. Tax-related matters can include disputes with taxing authorities, ongoing audits, evaluation of filing positions and any potential assessments related thereto.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2025.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2025, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $150 million, after-tax. Any estimate is not an indication of expected loss, if any, or of the Company’s maximum possible loss exposure on such matters.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Among other matters, we are presently engaged in litigation, including relating to cost of insurance rates (“Cost of Insurance and Other Litigation”), as described below. No accrual has been made for some of these matters. Although a loss is believed to be reasonably possible for these matters, for some of these matters, we are not able to estimate a reasonably possible amount or range of potential liability. An adverse outcome in one or more of these matters may have a material impact on the consolidated financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Cost of Insurance and Other Litigation

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016. Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on behalf of all such policyholders. On January 11, 2019, the court dismissed plaintiff’s complaint in its entirety. In response, plaintiff filed a motion for leave to amend the complaint, which, on September 25, 2023, the court granted in part and denied in part. Plaintiff filed an amended complaint on October 10, 2023. On March 7, 2024, the parties entered into a provisional settlement agreement that encompasses policies that are at issue in this case, which also includes all policies at issue in the lawsuits captioned TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company and Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, both of which are described below, and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the provisional settlement. On June 16, 2025, the court granted final approval of the provisional settlement and on June 18, 2025, entered final judgment and dismissed the case. On July 16, 2025, plaintiffs in the TVPX ARS INC., Vida and Iwanski cases appealed the final approval of the provisional settlement to the U.S. Court of Appeals for the Second Circuit. The provisional settlement, which is subject to the outcome of the appeal, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). As of December 31, 2025, the total provisional settlement amount of $147.5 million, pre-tax, remains accrued.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018. Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on behalf of all such policyholders. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company (discussed above) entered into a provisional settlement agreement that encompasses all policies at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit captioned Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York (discussed below), and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the provisional settlement. On June 16, 2025, the court granted final approval of the Glover provisional settlement and on June 18, 2025, entered final judgment and dismissed the case. On July 16, 2025, plaintiffs in the TVPX ARS INC., Vida and Iwanski cases appealed the final approval of the provisional settlement to the U.S. Court of Appeals for the Second Circuit. The provisional settlement, which is subject to the outcome of the appeal, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). A motion has been filed to stay the proceedings in this matter (as well as the Iwanski matter) pending the completion of the settlement approval process in Glover.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. On March 31, 2022, the court issued an order granting plaintiff’s motion for class certification and certified a class of all current or former owners of six universal life insurance products issued by LLANY that were assessed a cost of insurance charge any time on or after June 27, 2013. Plaintiff seeks damages on behalf of the class. On April 19, 2023, LLANY filed a motion for summary judgment. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company (discussed above) entered into a provisional settlement agreement that encompasses all policies at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit captioned TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company (discussed above), and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On March 29, 2024, the court issued its summary judgment decision, granting LLANY’s motion in part and denying it in part, and entering summary judgment against twenty-two policyholders that the court determined were not economically harmed. On June 25, 2024, the court granted LLANY’s April 12, 2024, motion to stay proceedings in this matter pending the completion of the approval process in Glover. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the Glover provisional settlement. On June 16, 2025, the court granted final approval of the Glover provisional settlement and on June 18, 2025, entered final judgment and dismissed the case. On July 16, 2025, plaintiffs in the TVPX ARS INC., Vida and Iwanski cases appealed the final approval of the provisional settlement to the U.S. Court of Appeals for the Second Circuit. The provisional settlement, which is subject to the outcome of the appeal, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski).

Angus v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:22-cv-01878, is a putative class action filed on May 13, 2022. Plaintiff alleges that defendant LNL breached the terms of her life insurance policy by deducting non-guaranteed cost of insurance charges in excess of what is permitted by the policies. Plaintiff seeks to represent all owners of universal life insurance policies issued or insured by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on their behalf. Breach of contract is the only cause of action asserted. On August 26, 2022, LNL filed a motion to dismiss. We are vigorously defending this matter.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, No. 17-cv-02592-GJP (E.D. Pa.), filed on February 1, 2017; Brighton Trustees, LLC, et al. v. The Lincoln National Life Insurance Company, No. 2:23-cv-2251-GJP (E.D. Pa.), filed on April 20, 2023 (and transferred to the U.S. District Court for the Eastern District of Pennsylvania on June 12, 2023); and Ryan K. Crayne, on behalf of and as trustee for Carlton Peak Trust v. The Lincoln National Life Insurance Company, No. 2:24-cv-00053-GJP, filed on November 17, 2023 (and transferred to the U.S. District Court for the Eastern District of Pennsylvania on January 4, 2024) are consolidated civil actions pending in the Eastern District of Pennsylvania. In each case other than Crayne, plaintiffs purport to own universal life insurance policies or interests in universal life insurance policies originally issued by Jefferson-Pilot (now LNL). In Crayne, plaintiffs purport to own litigation claims concerning universal life policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs in each case allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates beginning in 2016 (or, in Brighton Trustees, in 2016 and 2017). We are vigorously defending these consolidated matters.

Other Litigation

Henry Morgan et al. v. Lincoln National Corporation d/b/a Lincoln Financial Group, et al, filed in the District Court of the 14th Judicial District of Dallas County, Texas, No. DC-23-02492, is a putative class action that was filed on February 22, 2023. Plaintiffs Henry Morgan, Susan Smith, Charles Smith, Laura Seale, Terri Cogburn, Laura Baesel, Kathleen Walton, Terry Warner, and Toni Hale (“Plaintiffs”) allege on behalf of a putative class that Lincoln National Corporation d/b/a Lincoln Financial Group, LNL and LLANY (together, “Lincoln”), FMR, LLC, and Fidelity Product Services, LLC (“Fidelity”) created and marketed misleading and deceptive insurance products with attributes of investment products. The putative class comprises all individuals and entities who purchased Lincoln OptiBlend products that allocated account monies to the 1-Year Fidelity AIM Dividend Participation Account, between January 1, 2020, to December 31, 2022. Plaintiffs assert the following claims individually and on behalf of the class, (1) violations of the Texas Deceptive Trade Practices Act against Lincoln; (2) common-law fraud against Lincoln; (3) negligent misrepresentation against Lincoln and Fidelity; and (4) aiding and abetting fraud against Fidelity. Plaintiffs allege they suffered damages from “a missed investment return of approximately 5-6%” and mitigation damages. They seek actual, consequential and punitive damages, as well as pre-judgment and post-judgment interest, attorney’s fees and litigation costs. On March 31, 2023, the Lincoln defendants filed a notice of removal removing the action from the 14th Judicial District of Dallas County, Texas, to the United States District Court for the Northern District of Texas, Dallas Division. On May 8, 2023, the Lincoln defendants and the Fidelity defendants filed motions to dismiss, which remain pending. We are vigorously defending this matter.

Kelly Grink v. Virtua Health and Lincoln National Corporation et al., No. 1:24-cv-09919, is a putative class action filed on October 18, 2024, in the U.S. District Court for the District of New Jersey. On March 7, 2025, plaintiffs filed an amended complaint which, inter alia, added an additional named plaintiff (Steven Molnar) and additional named defendants, including Lincoln Retirement Services Company, LLC, and

[The] Lincoln National Life Insurance Company. Plaintiffs Kelly Grink, Diane Trump and Steven Molnar are participants in Virtua Health’s defined contribution plans. Plaintiffs seek to represent all current and former participants or beneficiaries of Virtua’s 401(k) savings plan and 403(b) retirement program (together, the “Plans”) who invested in the Plans’ fixed annuity option in the six years prior to the filing of this lawsuit. Lincoln offers a fixed annuity investment option to plan participants through its group annuity contract with the Plans. Lincoln also provides recordkeeping and administration services to the Plans. Plaintiffs allege that the Virtua defendants acted in breach of their fiduciary duty including by maintaining the Plans’ investment in the Lincoln stable value fund when other investment providers are alleged to have provided superior alternatives at substantially lower cost. Plaintiffs allege that the Lincoln defendants were at all relevant times fiduciaries to the Plans and were parties in interest to a prohibited transaction under ERISA. The action seeks relief against the Lincoln defendants including the disgorgement of any profits they received as a result of the alleged breaches of fiduciary duty, together with plaintiffs’ attorney’s fees and costs, prejudgment and post-judgment interest and such other equitable or remedial relief as the court deems appropriate. On April 4, 2025, the Lincoln defendants filed a motion to dismiss. On December 3, 2025, the court granted the Lincoln defendants’ motion, dismissing the Lincoln defendants from the case without prejudice. On January 22, 2026, plaintiffs filed a consent motion to file a second amended complaint and did not include any Lincoln entities as defendants in this matter. Therefore, this matter is no longer pending against Lincoln.

Maria Laurino and Ricardo Miller v. The Valley Hospital and Lincoln National Corporation and The Lincoln National Life Insurance Company, et. al., No. 2:25-cv-15263, is a putative class action lawsuit filed on September 4, 2025 in the U.S. District Court for the District of New Jersey. Plaintiffs are participants in Valley Hospital Health System Partnership Plan (the “Plan”), which is the 401(k) defined contribution plan for The Valley Hospital and affiliated entities. Plaintiffs seek to represent all current and former participants and beneficiaries in the Plan since September 4, 2019. Lincoln offers a fixed annuity investment option to Plan participants through its group annuity contract with the Plan. Lincoln also provides recordkeeping and administration services to the Plan. Plaintiffs allege that The Valley Hospital defendants acted in breach of their fiduciary duty, including by maintaining the Plan’s investment in the Lincoln stable value fund when other investment providers are alleged to have provided superior investment alternatives, and by participating in an alleged fiduciary breach by Lincoln. Plaintiffs allege that the Lincoln defendants were fiduciaries to the Plan and were parties in interest to a prohibited transaction under ERISA. The action seeks relief against the Lincoln defendants, including the disgorgement of profits, attorney’s fees and costs, pre-judgment and post-judgment interest and such other equitable or remedial relief as the court deems appropriate. On December 18, 2025, plaintiffs filed an amended complaint and did not include any Lincoln entities as defendants in this matter. Therefore, this matter is no longer pending against Lincoln.

Tax Assessment Proceeding

Lincoln National Life Insurance Company v. Township of Radnor, pending in the Court of Common Pleas of Delaware County, Pennsylvania Civil Division, No. 2022-001894, is a de novo appeal filed by LNL on March 21, 2022, regarding a September 30, 2021, Notice of Tax Assessment issued by the Township of Radnor (the “Township”) to LNL for additional business privilege tax for the years 2014-2019/2020 estimate. The assessment was based on an audit undertaken by a third-party auditor and consultant to the Township, following a periodic business review of LNL undertaken by the same individual in 2018. The assessment is comprised of taxes, interest and penalties for the period in question. LNL filed a motion for summary judgment that was denied by the court. The trial of this matter was held in the fourth quarter of 2024. On July 16, 2025, the trial court entered judgment in favor of LNL. On August 15, 2025, the Township filed a notice of appeal in the Commonwealth Court of Pennsylvania.

Reinsurance Disputes

Certain reinsurers have in the past sought, and may in the future seek, rate increases on certain yearly renewable term agreements. We may initiate legal proceedings, as necessary, under these agreements in order to protect our contractual rights. Additionally, reinsurers have in the past initiated, and may in the future initiate, legal proceedings against us.

State Guaranty Fund Assessments

State guaranty associations levy assessments on insurance companies doing business within their jurisdictions to cover policyholder losses from insolvent or impaired insurance companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We accrue the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life & Health Insurance Guaranty Associations and the amount of premiums written in each state. We reported the undiscounted expected state guaranty fund assessment liability within other liabilities on the Consolidated Balance Sheets of $41 million and $59 million as of December 31, 2025 and 2024, respectively. The actual amount of assessments levied against us in connection with insurance company insolvencies may vary from this estimate. Future guaranty fund assessments are expected to be paid based on anticipated funding periods for each guaranty association obligation. In addition, we reported the related receivable for expected future state premium tax recoveries within other assets on the Consolidated Balance Sheets of $83 million and $96 million as of December 31, 2025 and 2024, respectively. Premium tax recoveries are expected to be realized based on regulations set forth by the various state taxing authorities. The balance sheet position as of December 31, 2025 and 2024, nets to recoveries of $42 million and $37 million, respectively.

PHL Variable Insurance Company, a Connecticut-domiciled life insurer, and its subsidiaries Concord Re, Inc. and Palisado Re, Inc., (collectively, “PHL”) has been in a court-supervised rehabilitation proceeding since May 20, 2024. As reported to the Connecticut Superior Court on December 31, 2025, the Connecticut Insurance Commissioner, acting in the capacity of the rehabilitator for PHL, has determined that a rehabilitation plan is not feasible and that any resolution of PHL’s liabilities is expected to require a liquidation order with a finding of insolvency in order to trigger state guaranty association coverage. As of December 31, 2025, we have not recorded a liability specific to PHL because the amount and timing of any assessments are not reasonably estimable.

Commitments

Operating Leases

As of December 31, 2025 and 2024, we had operating lease ROU assets of $30 million and $49 million, respectively, and associated lease liabilities of $32 million and $49 million, respectively. The weighted-average discount rate was 3.8% and the weighted-average remaining lease term was three years and four years, respectively, as of December 31, 2025 and 2024. Operating lease expense for the years ended December 31, 2025, 2024 and 2023, was $30 million, $35 million and $41 million, respectively, and reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

The table below presents cash flow information (in millions) related to operating leases:

	For the Years Ended December 31,
	2025	2024	2023
Supplemental Cash Flow Information
Cash paid for amounts included in the measurement of lease
liabilities	$32	$31	$41

Supplemental Non-Cash Information
ROU assets obtained in exchange for new lease obligations	$1	$2	$–

Our future minimum lease payments (in millions) for operating leases as of December 31, 2025, were as follows:

2026	$15
2027	10
2028	8
2029	6
2030	1
Thereafter	–
Total future minimum lease payments	40
Less: Amount representing interest	8
Present value of minimum lease payments	$32

As of December 31, 2025, we had no leases that had not yet commenced.

Certain Financing Arrangements

We periodically enter into sale-leaseback arrangements that do not meet the criteria of a sale for accounting purposes. As such, we account for these transactions as financing arrangements. As of December 31, 2025 and 2024, we had $396 million and $511 million, respectively, of financing arrangements reported within other liabilities on the Consolidated Balance Sheets. Future payments due on certain financing arrangements (in millions) as of December 31, 2025, were as follows:

2026	$229
2027	135
2028	26
2029	17
2030	12
Thereafter	10
Total future minimum lease payments	429
Less: Amount representing interest	33
Present value of minimum lease payments	$396

Vulnerability from Concentrations

As of December 31, 2025, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition. For information on our investment and reinsurance concentrations, see Notes 3 and 7, respectively.

18. Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2025	2024	2023
Unrealized Gain (Loss) on Fixed Maturity AFS Securities and Certain
Other Investments
Balance as of beginning-of-year	$(3,655)	$(3,532)	$(8,526)
Unrealized holding gains (losses)	1,827	(1,294)	2,122
Change in foreign currency exchange rate adjustment	417	(219)	178
Change in future contract benefits and policyholder account balances, net of reinsurance	(814)	1,189	638
Income tax benefit (expense)	(303)	64	(650)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(58)	(173)	(3,425)
Income tax benefit (expense)	12	36	719
Balance as of end-of-year	$(2,482)	$(3,655)	$(3,532)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$402	$249	$301
Unrealized holding gains (losses)	225	38	162
Change in foreign currency exchange rate adjustment	(411)	220	(169)
Income tax benefit (expense)	40	(54)	2
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	54	64	60
Income tax benefit (expense)	(11)	(13)	(13)
Balance as of end-of-year	$213	$402	$249
Market Risk Benefit Non-Performance Risk Gain (Loss)
Balance as of beginning-of-year	$145	$1,069	$1,739
OCI before reclassification	(517)	(1,175)	(854)
Income tax benefit (expense)	111	251	184
Balance as of end-of-year	$(261)	$145	$1,069
Policyholder Liability Discount Rate Remeasurement Gain (Loss)
Balance as of beginning-of-year	$795	$645	$790
OCI before reclassification	(261)	189	(187)
Income tax benefit (expense)	55	(39)	42
Balance as of end-of-year	$589	$795	$645
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(17)	$(16)	$(17)
OCI before reclassification	4	(1)	1
Income tax benefit (expense)	(1)	–	–
Balance as of end-of-year	$(14)	$(17)	$(16)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Unrealized Gain (Loss) on Fixed Maturity AFS
Securities and Certain Other Investments
Reclassification	$(71)	$(182)	$(4,014)	Realized gain (loss)
Associated change in future contract benefits	13	9	589	Benefits
Reclassification before income
tax benefit (expense)	(58)	(173)	(3,425)	Income (loss) before taxes
Income tax benefit (expense)	12	36	719	Federal income tax expense (benefit)
Reclassification, net of income tax	$(46)	$(137)	$(2,706)	Net income (loss)
Unrealized Gain (Loss) on Derivative Instruments
Interest rate contracts	$–	$(3)	$(1)	Net investment income
Foreign currency contracts	57	59	54	Net investment income
Foreign currency contracts	(3)	8	7	Realized gain (loss)
Reclassification before income
tax benefit (expense)	54	64	60	Income (loss) before taxes
Income tax benefit (expense)	(11)	(13)	(13)	Federal income tax expense (benefit)
Reclassification, net of income tax	$43	$51	$47	Net income (loss)
19. Segment Information

We provide products and services and report results through our Annuities, Life Insurance, Group Protection and Retirement Plan Services business segments. We also have Other Operations, which includes the financial results for operations that are not directly related to the business segments. The accounting policies of the business segments and Other Operations are the same as those described in Note 1. Our business segments and Other Operations reflect the manner by which our CODM views and manages the business. Our CODM is the President. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering variable annuities (including RILA) and fixed annuities (including indexed).

The Life Insurance segment focuses on the creation and protection of wealth for its clients by providing life insurance products, including term insurance, both single (including UL, corporate-owned UL and bank-owned UL) and survivorship versions of IUL and VUL products, linked-benefit products (which are UL and VUL with riders providing for long-term care costs), and critical illness and long-term care riders, which can be attached to IUL or VUL policies. We have in-force blocks of UL and VUL products with lifetime secondary guarantees, but we no longer offer new sales of UL and VUL products with lifetime guarantees.

The Group Protection segment offers group non-medical insurance products and services, including short- and long-term disability, statutory disability and paid family medical leave administration and absence management services, term life, dental, vision and accident, critical illness and hospital indemnity benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

Other Operations includes the financial results for operations that are not directly related to our business segments and primarily consists of: investments related to our excess capital; corporate investments; interest expense associated with debt; expenses associated with corporate strategic initiatives; expenses associated with benefit plans; the results of certain disability income business; and our run-off Institutional Pension business in the form of group annuity contracts.

Income (loss) from operations is the internal measure used by our CODM that explains the results of our ongoing operations in a manner that allows for a better understanding of the underlying trends by excluding items that are not necessarily indicative of current operating fundamentals or future performance, and, in most instances, decisions regarding these adjustments do not necessarily relate to the operations of the individual business segments. Income (loss) from operations is used by our CODM to evaluate financial performance, to assess the budgeting and forecasting process and to determine future resource allocation.

Income (loss) from operations is GAAP net income (loss) excluding the following items, as applicable:

•Items related to annuity product features, which include changes in MRBs, income allocated to support the cost of hedging or future benefits, and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products (collectively, “net annuity product features”);
•Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of VUL hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our IUL contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
•Credit loss-related adjustments on fixed maturity AFS securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);
•Changes in the fair value of equity securities and certain other investments, the impact of certain derivatives, and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”);
•Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”);
•GLB rider fees ceded to LNBAR;
•Income (loss) from the initial adoption of new accounting standards, accounting policy changes and new regulations, including changes in tax law;
•Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•Losses from the impairment of intangible assets and gains (losses) on other non-financial assets;
•Income (loss) from discontinued operations;
•Other items, which include the following: certain legal and regulatory accruals; severance expense related to initiatives that realign the workforce; transaction, integration and other costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business, and certain other corporate initiatives; mark-to-market adjustment related to the LNC stock component of deferred compensation plans (“deferred compensation mark-to-market adjustment”); gains (losses) on modification or early extinguishment of debt; and impacts from settlement or curtailment of defined benefit obligations; and
•Income tax benefit (expense) related to the above pre-tax items, including the effect of tax adjustments such as changes to deferred tax valuation allowances.

We use our prevailing corporate federal income tax rate of 21% and an estimated state income tax rate, where applicable, net of the impacts related to dividends-received deduction and foreign tax credits and any other permanent differences for events recognized differently in the consolidated financial statements and federal income tax returns.

We do not report total assets by segment because this is not a metric used by the CODM to allocate resources or evaluate segment performance.

The tables below reconcile our internal measure of performance to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Year Ended December 31, 2025
	Annuities	Life Insurance	Group Protection (1)	Retirement Plan Services	Other Operations	Total
Operating Revenues (2)	$4,568	$4,916	$4,745	$1,337	$185	$15,751
Operating Expenses (3)
Benefits and policyholder liability
remeasurement	103	2,603	2,635	–	11	5,352
Interest credited	1,801	903	2	692	80	3,478
Commissions	1,291	326	501	115	5	2,238
General and administrative expenses	532	535	915	342	172	2,496
Interest and debt expense	–	–	–	–	146	146
Other (4)	(156)	330	136	16	3	329
Total operating expenses	3,571	4,697	4,189	1,165	417	14,039
Total federal income tax expense (benefit)	130	19	117	22	(49)	239
Total income (loss) from operations	867	200	439	150	(183)	1,473
Reconciliation of total income (loss) from
operations to net income (loss):
Net annuity product features, pre-tax (5)						1,175
Net life insurance product features, pre-tax						(80)
Credit loss-related adjustments, pre-tax						(134)
Investment gains (losses), pre-tax						(36)
Changes in the fair value of
reinsurance-related embedded
derivatives, trading securities and
certain mortgage loans, pre-tax (6)						(452)
GLB rider fees ceded to LNBAR, pre-tax						(941)
Gains (losses) on other non-financial
assets, pre-tax (7)						(14)
Other items, pre-tax (8)(9)(10)(11)						(154)
Income tax benefit (expense) related to
the above pre-tax items						128
Total net income (loss)						$965

(1)    Reflects the day one impact of the third quarter 2025 reinsurance transaction. For more information, see Note 7.
(2)    See table below for reconciliation of total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss).
(3)    The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM. Inter-segment expenses are included within the amounts shown.
(4)    Other operating expenses include: Annuities: DAC and VOBA capitalization and amortization; taxes, licenses and fees; expenses associated with reserve financing and LOCs and amortization of deferred loss on business sold through reinsurance.
Life Insurance: DAC and VOBA capitalization and amortization; taxes, licenses and fees; amortization of deferred loss on business sold through reinsurance; expenses associated with reserve financing and LOCs and other intangible amortization.
Group Protection: DAC capitalization and amortization; taxes, licenses and fees; other intangible amortization; amortization of deferred loss on business sold through reinsurance and expenses associated with LOCs.
Retirement Plan Services: DAC capitalization and amortization; taxes, licenses and fees and expenses associated with LOCs.
Other Operations: Taxes, licenses and fees; DAC capitalization and amortization and reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its access to a financing facility and issuance of LOCs.

(5)    Includes changes in MRBs of $218 million; income allocated to support the cost of hedging or future benefits of $687 million; and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $270 million.
(6)    Includes primarily changes in the fair value of embedded derivatives related to affiliate reinsurance transactions.
(7)    Represents impairment of long-lived assets.
(8)    Includes certain legal accruals of $(9) million and regulatory accruals of $2 million.
(9)    Includes severance expense related to initiatives to realign the workforce of $(25) million.
(10)    Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives consisting of $(54) million of transaction costs related to restructuring certain captive reinsurance subsidiaries, $(25) million related to the sale of the wealth management business and $(22) million related to Life Insurance segment persistency optimization.
(11)    Includes deferred compensation mark-to-market adjustment of $(21) million.

	For the Year Ended December 31, 2024
	Annuities	Life Insurance	Group Protection (1)	Retirement Plan Services	Other Operations	Total
Operating Revenues (2)	$4,549	$4,988	$1,088	$1,304	$149	$12,078
Operating Expenses (3)
Benefits and policyholder liability
remeasurement	143	2,732	(785)	–	6	2,096
Interest credited	1,538	909	6	675	32	3,160
Commissions	1,115	442	415	104	–	2,076
General and administrative expenses	495	554	870	340	182	2,441
Interest and debt expense	–	–	–	–	185	185
Other (4)	156	194	153	16	3	522
Total operating expenses	3,447	4,831	659	1,135	408	10,480
Total federal income tax expense (benefit)	172	13	90	20	(49)	246
Total income (loss) from operations	930	144	339	149	(210)	1,352
Reconciliation of total income (loss) from
operations to net income (loss):
Net annuity product features, pre-tax (5)						2,085
Net life insurance product features, pre-tax						(237)
Credit loss-related adjustments, pre-tax						(152)
Investment gains (losses), pre-tax						(311)
Changes in the fair value of
reinsurance-related embedded
derivatives, trading securities and
certain mortgage loans, pre-tax (6)						203
GLB rider fees ceded to LNBAR, pre-tax						(933)
Gains (losses) on other non-financial
assets, pre-tax (7)						481
Other items, pre-tax (8)(9)(10)(11)						(144)
Income tax benefit (expense) related to
the above pre-tax items						(214)
Total net income (loss)						$2,130

(1)    Reflects the day one impact of the second quarter 2024 reinsurance transaction. For more information, see Note 7.
(2)    See table below for reconciliation of total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss).
(3)    The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM. Inter-segment expenses are included within the amounts shown.
(4)    Other operating expenses include: Annuities: DAC and VOBA capitalization and amortization; broker-dealer expenses before the sale of the wealth management business in the second quarter of 2024; taxes, licenses and fees; expenses associated with reserve financing and LOCs and amortization of deferred loss on business sold through reinsurance.

Life Insurance: DAC and VOBA capitalization and amortization; taxes, licenses and fees; expenses associated with reserve financing and LOCs; amortization of deferred loss on business sold through reinsurance and other intangible amortization.
Group Protection: Taxes, licenses and fees; DAC capitalization and amortization; other intangible amortization; expenses associated with LOCs and amortization of deferred loss on business sold through reinsurance.
Retirement Plan Services: DAC capitalization and amortization; taxes, licenses and fees and expenses associated with LOCs.
Other Operations: Taxes, licenses and fees and reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its access to a financing facility and issuance of LOCs.
(5)    Includes changes in MRBs of $929 million; income allocated to support the cost of hedging or future benefits of $676 million; and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $480 million.
(6)    Includes primarily changes in the fair value of embedded derivatives related to affiliate reinsurance transactions.
(7)    Relates to the sale of the wealth management business. .
(8)    Includes certain legal accruals of $(18) million and regulatory accruals of $(12) million related to estimated state guaranty fund assessments net of estimated state premium tax recoveries associated with the Bankers Life Insurance Company and Colorado Bankers Life Insurance Company insolvencies (see “State Guaranty Fund Assessments” in Note 17 for more information).
(9)    Includes severance expense related to initiatives to realign the workforce of $(74) million.
(10)    Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives of $(29) million primarily related to the sale of the wealth management business.
(11)    Includes deferred compensation mark-to-market adjustment of $(11) million.

	For the Year Ended December 31, 2023
	Annuities	Life Insurance	Group Protection	Retirement Plan Services	Other Operations	Total
Operating Revenues (1)	$2,625	$6,362	$5,560	$1,290	$(778)	$15,059
Operating Expenses (2)
Benefits and policyholder liability
remeasurement (3)	(1,506)	4,103	3,732	–	(871)	5,458
Interest credited	1,254	1,242	5	665	36	3,202
Commissions	972	577	446	87	–	2,082
General and administrative expenses	469	610	846	341	193	2,459
Interest and debt expense	–	–	–	–	190	190
Other (4)	517	18	155	17	4	711
Total operating expenses	1,706	6,550	5,184	1,110	(448)	14,102
Total federal income tax expense (benefit)	79	(62)	79	25	(76)	45
Total income (loss) from operations	840	(126)	297	155	(254)	912
Reconciliation of total income (loss) from
operations to net income (loss):
Net annuity product features, pre-tax (5)						1,640
Net life insurance product features, pre-tax						187
Credit loss-related adjustments, pre-tax						(74)
Investment gains (losses), pre-tax						(4,080)
Changes in the fair value of
reinsurance-related embedded
derivatives, trading securities and
certain mortgage loans, pre-tax						(22)
GLB rider fees ceded to LNBAR, pre-tax						(923)
Other items, pre-tax (6)(7)(8)(9)						(163)
Income tax benefit (expense) related to
the above pre-tax items						735
Total net income (loss)						$(1,788)

(1)    See table below for reconciliation of total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss).

(2)    The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM. Inter-segment expenses are included within the amounts shown.
(3)    Annuities and Other Operations: Reflects the fourth quarter 2023 reinsurance transaction ceding of in-force life-contingent payout fixed annuities and institutional pension business that had no income (loss) from operations impact. See Note 7 for more information on the transaction.
(4)    Other operating expenses include:
Annuities: Broker-dealer expenses; DAC and VOBA capitalization and amortization; taxes, licenses and fees and expenses associated with reserve financing and LOCs.
Life Insurance: DAC and VOBA capitalization and amortization; taxes, licenses and fees; expenses associated with reserve financing and LOCs and other intangible amortization.
Group Protection: Taxes, licenses and fees; DAC capitalization and amortization; other intangible amortization and expenses associated with LOCs.
Retirement Plan Services: DAC capitalization and amortization; taxes, licenses and fees and expenses associated with LOCs.
Other Operations: Taxes, licenses and fees and reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its access to a financing facility and issuance of LOCs.
(5)    Includes changes in MRBs of $1,129 million; income allocated to support the cost of hedging or future benefits of $746 million; and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $(235) million.
(6)    Includes certain legal accruals of $(120) million primarily attributable to a fourth quarter 2023 accrual related to the settlement of cost of insurance litigation.
(7)    Includes severance expense related to initiatives to realign the workforce of $(7) million.
(8)    Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives consisting of $(30) million related to the fourth quarter 2023 reinsurance transaction and $(4) million related to the sale of the wealth management business.
(9)    Includes deferred compensation mark-to-market adjustment of $(2) million.

The tables below reconcile our total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Year Ended December 31, 2025
	Annuities	Life Insurance	Group Protection (1)	Retirement Plan Services	Other Operations	Total
Operating revenues	$4,568	$4,916	$4,745	$1,337	$185	$15,751
Revenue adjustments from annuity and life
insurance product features	955	(101)	–	–	–	854
Credit loss-related adjustments	(26)	(17)	(3)	(18)	(70)	(134)
Investment gains (losses)	(3)	73	–	(4)	(102)	(36)
Changes in the fair value of reinsurance-
related embedded derivatives, trading
securities and certain mortgage loans	(231)	(120)	(77)	–	(24)	(452)
GLB rider fees ceded to LNBAR	(940)	–	–	(1)	–	(941)
Gains (losses) on other non-financial assets	–	–	–	–	(14)	(14)
Total revenues	$4,323	$4,751	$4,665	$1,314	$(25)	$15,028

(1)    Reflects the day one impact of the third quarter 2025 reinsurance transaction. For more information, see Note 7.

	For the Year Ended December 31, 2024
	Annuities	Life Insurance	Group Protection (1)	Retirement Plan Services	Other Operations	Total
Operating revenues	$4,549	$4,988	$1,088	$1,304	$149	$12,078
Revenue adjustments from annuity and life
insurance product features	1,175	(253)	–	–	–	922
Credit loss-related adjustments	(71)	(10)	(4)	(32)	(35)	(152)
Investment gains (losses)	(13)	9	(8)	(70)	(229)	(311)
Changes in the fair value of reinsurance-
related embedded derivatives, trading
securities and certain mortgage loans	104	87	(10)	–	22	203
GLB rider fees ceded to LNBAR	(932)	–	–	(1)	–	(933)
Gains (losses) on other non-financial assets	–	–	–	–	481	481
Total revenues	$4,812	$4,821	$1,066	$1,201	$388	$12,288

(1)    Reflects the day one impact of the second quarter 2024 reinsurance transaction. For more information, see Note 7.

	For the Year Ended December 31, 2023
	Annuities (1)	Life Insurance	Group Protection	Retirement Plan Services	Other Operations (1)	Total
Operating revenues	$2,625	$6,362	$5,560	$1,290	$(778)	$15,059
Revenue adjustments from annuity and life
insurance product features	509	(411)	–	1	–	99
Credit loss-related adjustments	(14)	(49)	(4)	(1)	(6)	(74)
Investment gains (losses)	(78)	(3,867)	(6)	(35)	(94)	(4,080)
Changes in the fair value of reinsurance-
related embedded derivatives, trading
securities and certain mortgage loans	(76)	55	–	–	(1)	(22)
GLB rider fees ceded to LNBAR	(922)	–	–	(1)	–	(923)
Total revenues (1)	$2,044	$2,090	$5,550	$1,254	$(879)	$10,059

(1)    Includes ceded insurance premiums primarily related to the fourth quarter 2023 reinsurance transaction. For more information, see Note 7.

Other business segment and Other Operations information (in millions) was as follows:

	For the Years Ended December 31,
	2025	2024	2023
Net Investment Income
Annuities	$2,048	$1,820	$1,744
Life Insurance	2,062	1,870	2,533
Group Protection	361	337	336
Retirement Plan Services	1,012	986	999
Other Operations	142	94	121
Total net investment income	$5,625	$5,107	$5,733

20. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2025	2024	2023
Fixed maturity AFS securities: (1)
Gross gains	$31	$21	$627
Gross losses	(102)	(203)	(428)
Credit loss benefit (expense) (2)	(89)	(42)	(21)
Intent to sell impairments	–	–	(4,213)
Realized gain (loss) on equity securities (3)	(1)	18	(6)
Credit loss benefit (expense) on mortgage loans on
real estate (2)	(37)	(88)	(16)
Credit loss benefit (expense) on reinsurance-related assets (4)(5)	(5)	(20)	(35)
Realized gain (loss) on the mark-to-market on certain
instruments (6)(7)	(615)	(224)	(509)
Indexed product derivative results (8)	125	404	(232)
GLB rider fees ceded to LNBAR and attributed fees	(140)	(132)	(112)
Realized gain (loss) on other non-financial assets (9)	(14)	481	–
Other realized gain (loss)	101	61	11
Total realized gain (loss)	$(746)	$276	$(4,934)

(1) Includes impairments of certain fixed maturity AFS securities in an unrealized loss position, resulting from the Company’s intent to sell these securities as part of the fourth quarter 2023 reinsurance transaction. Pursuant to the applicable accounting guidance, the Company impaired the securities in a loss position down to fair market value upon entry into the agreements in the second quarter of 2023 and recognized additional impairment on certain of these securities during the third quarter of 2023 due to higher interest rates. Interest rates declined during the fourth quarter of 2023, which resulted in recognition of a $295 million pre-tax net gain upon close of the transaction, included in gross gains and gross losses. See Notes 3 and 7 for additional information.
(2) Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.
(3) Includes mark-to-market adjustments on equity securities still held of $11 million, $21 million and $8 million for the years ended December 31, 2025, 2024 and 2023, respectively.
(4) Includes changes in the allowance for credit losses pertaining to reinsurance recoverables and deposit assets.
(5) Includes the release of reinsurance recoverables and the corresponding allowance for credit losses related to a third-party reinsurer, Scottish Re, where liquidation proceedings commenced during the third quarter of 2023. As of September 30, 2023, reinsurance coverage terminated and all business ceded to Scottish Re was therefore recaptured.
(6) Represents changes in the fair values of derivatives we hold as part of VUL hedging, reinsurance-related embedded derivatives and trading securities. See Note 7 for additional information.
(7) Includes gains and losses from fair value changes on mortgage loans on real estate accounted for under the fair value option of $(2) million, $7 million and $(11) million for the years ended December 31, 2025, 2024 and 2023, respectively.
(8) Represents the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts, and the associated index options to hedge policyholder index allocations applicable to future reset periods for our indexed annuity products.
(9) For the year ended December 31, 2025, represents impairment of long-lived assets. For the year ended December 31, 2024, relates to the sale of the wealth management business (see Note 1 for additional information).

21. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2025	2024	2023
Commissions	$2,238	$2,076	$2,082
General and administrative expenses	2,549	2,539	2,580
DAC and VOBA deferrals, net of amortization	(231)	(120)	(171)
Broker-dealer expenses	–	160	444
Taxes, licenses and fees	341	370	333
Expenses associated with reserve financing and LOCs	127	67	58
Specifically identifiable intangible asset and
other amortization	158	98	42
Transaction and integration costs related to
mergers, acquisitions and divestitures	25	29	34
Total	$5,207	$5,219	$5,402

22. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2025	2024	2023
Current	$2	$(13)	$(255)
Deferred	101	465	(418)
Federal income tax expense (benefit)	$103	$452	$(673)

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2025	Percent	2024	Percent	2023	Percent
Income (loss) before taxes	$1,068		$2,582		$(2,461)
Federal income tax expense (benefit) at
federal statutory rate	224	21%	542	21%	(517)	21%
Effect of:
Tax credits:
Foreign tax credits	(48)	(4%)	(36)	(1%)	(36)	1%
Other tax credits	(5)	0%	(3)	0%	(4)	0%
Nontaxable or nondeductible items:
Tax-preferred investment income (1)	(82)	(8%)	(32)	(1%)	(126)	5%
Share-based compensation expense	2	0%	3	0%	3	0%
Other nontaxable or nondeductible items	12	1%	12	0%	7	0%
Changes in unrecognized tax benefits	–	0%	(34)	(1%)	–	0%
Federal income tax expense (benefit)	$103	10%	$452	18%	$(673)	27%

(1) Relates primarily to separate account dividends eligible for the dividends-received deduction.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2025	2024
Current	$168	$338
Deferred	(418)	(217)
Total federal income tax asset (liability)	$(250)	$121

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2025	2024
Deferred Tax Assets
Net unrealized loss on fixed maturity AFS securities	$1,104	$1,486
Insurance liabilities and reinsurance-related balances	794	318
Compensation and benefit plans	211	197
Intangibles	14	17
Net unrealized loss on trading securities	17	30
Tax credits	206	141
Net operating losses	336	359
Capital losses	69	56
Deferred gain on reinsurance	348	375
Other	23	$–
Total deferred tax assets	$3,122	$2,979
Deferred Tax Liabilities
DAC and VOBA	$1,746	$1,774
Reinsurance-related embedded derivative assets	42	153
MRB-related activity	171	234
Investment activity	1,581	808
Other	–	227
Total deferred tax liabilities	$3,540	$3,196
Net deferred tax asset (liability)	$(418)	$(217)

As of December 31, 2025, we had $206 million of federal income tax credits, primarily related to foreign tax credits, that can be carried forward to 2030 through 2035. As of December 31, 2025, we had $1.6 billion of net operating losses to carry forward to future years. As of December 31, 2025, we had $329 million of capital losses to carry forward to future years. The net operating losses arose in tax years 2018, 2021, 2024 and 2025 and under the Tax Cuts and Jobs Act changes have an unlimited carryforward period. The capital losses arose in tax years 2023 and 2025 and can be carried back three years and forward five years. As a result, management believes that it is more likely than not that the deferred tax asset associated with the loss carryforwards will be realized. Inclusive of the tax attribute for the net operating losses, although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We are subject to examination by U.S. federal, state, local and non-U.S. income tax authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2021. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our 2014, 2015, 2016 and 2017 refund claims. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the gross unrecognized federal tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2025	2024
Balance as of beginning-of-year	$36	$76
Decreases for prior year tax positions	(4)	(40)
Increases for prior year tax positions	–	–
Balance as of end-of-year	$32	$36

As of December 31, 2025 and 2024, $32 million and $31 million, respectively, of our gross unrecognized federal tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits will decrease by $2 million by the end of 2026.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2025, 2024 and 2023, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2025 and 2024.

In August 2022, the Inflation Reduction Act of 2022 was passed by the U.S. Congress and signed into law by President Biden. The Inflation Reduction Act of 2022 established a new 15% corporate alternative minimum tax for corporations whose average adjusted net income for any consecutive three-year period beginning after December 31, 2022, exceeds $1.0 billion. This provision became effective for tax years beginning after December 31, 2022. We determined that we were not within the scope of the corporate alternative minimum tax for 2025.

23. Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends paid to LNC (in millions) below consist of all or a combination of the following entities: LNL, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII. Effective October 1, 2025, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of Vermont III and Lincoln Reinsurance Company of Vermont V merged with and into Lincoln Reinsurance Company of Vermont IV.

	As of December 31,
	2025	2024
U.S. capital and surplus	$7,931	$7,306

	For the Years Ended December 31,
	2025	2024	2023
U.S. net gain (loss) from operations, after-tax	$(1,824)	$(3,192)	$(2,495)
U.S. net income (loss)	(181)	(2,283)	(2,924)
U.S. cash dividends to LNC	685	491	495

During 2024, we made a $929 million extraordinary dividend in the form of investments to LNC.

State Prescribed and Permitted Practices

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed or permitted accounting practices that differ from those found in NAIC SAP. These prescribed practices are the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. Also, the state of New York prescribes use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and use of minimum reserve methods and assumptions for variable annuity and individual life insurance contracts that may be more conservative than those required by NAIC SAP. The statutory permitted practices allow accounting for certain derivative assets at amortized cost and allow determining certain indexed annuity and indexed universal life statutory reserve calculations with the assumption that the market value of the related liability call option(s) associated with the current index term is zero. At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance. The statutory permitted practices allow accounting for fixed income assets that support certain variable annuities at book value. The statutory accounting practices also allow accounting for certain group fixed annuity assets at general account balances.

The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP. One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2024. Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2025 and 2024. Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance agreements with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2025 and 2024. These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”) or are compliant under AG48 requirements.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2025	2024
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$(9)	$(3)
Conservative valuation rate on certain annuities	1	1
Calculation of reserves using continuous CARVM	1	1
Conservative Reg 213 reserves on variable annuity and individual life contracts	18	20
State Permitted Practices
Derivative instruments and equity indexed reserves	$(260)	$(232)
Fixed income assets at book value	259	–
Assets in group fixed annuity contracts held at general account balances	170	304
Vermont Subsidiaries Permitted Practices
Lesser of LOC and XXX additional reserve as surplus	$–	$1,722
LLC notes and variable value surplus notes	1,192	1,320
Excess of loss reinsurance agreements	2,601	541

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2025, the Company’s RBC ratio was in excess of four times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL’s subsidiary, LLANY, a New York-domiciled insurance company, is bound by similar restrictions under the laws of New York. Under New York law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends to LNC of approximately $800 million in 2026 without prior approval from the respective Commissioners of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioners of Insurance.

24. Supplemental Disclosures of Cash Flow Information

The following summarizes our supplemental cash flow information (in millions):

	For the Years Ended December 31,
	2025	2024	2023
Net cash paid (received) for:
Interest	$150	$197	$187
Income taxes	22	(352)	(110)
Non-cash transactions:
Establishment of funds withheld liability in connection with
a reinsurance transaction	(6)	(9,041)	(49)
Extraordinary dividend to LNC in the form of fixed maturity AFS
securities, mortgage loans on real estate and accrued investment income	–	(929)	–
Non-cash dividend to LNC for settlement of an inter-company
tax receivable	(207)	–	–
Net increase (decrease) in fixed maturity AFS securities, other investments and accrued investment income in connection with
reinsurance activity	(833)	792	(20,264)
Transition of FHLB lending program to FHLB funding agreements	1,465	–	–

25. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Balance Sheets:

	As of December 31,
	2025	2024
Assets with affiliates:
Inter-company notes	$365	$905	Fixed maturity AFS securities
Assumed reinsurance contracts	1	1	Policy loans
			Deferred acquisition costs, value of business
Ceded net of assumed reinsurance contracts	(318)	(251)	acquired and deferred sales inducements
Accrued inter-company interest receivable	5	6	Accrued investment income
			Reinsurance recoverables, net of allowance
Ceded reinsurance contracts	20,847	20,468	for credit losses
			Deposit assets, net of allowance for
Ceded reinsurance contracts	9,642	7,896	credit losses
Ceded reinsurance contracts	449	415	Other assets
Cash management agreement	1,859	1,798	Other assets
Service agreement receivable	1	1	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	15	15	Future contract benefits
Assumed reinsurance contracts	332	344	Policyholder account balances
Cash management agreement	–	24	Short-term debt
Inter-company long-term debt	1,426	2,173	Long-term debt
Ceded reinsurance contracts	21,745	19,143	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	2,477	2,547	Other liabilities
Accrued inter-company interest payable	2	5	Other liabilities
Service agreement payable	54	59	Other liabilities
Assumed/ceded reinsurance contracts	4,043	4,226	Other liabilities

Equity with affiliates:
Accumulated other comprehensive income –	931	1,267	Accumulated other comprehensive
assumed/ceded reinsurance contracts			income (loss)

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Revenues with affiliates:
Premiums and fees received on assumed (paid on
ceded) reinsurance contracts	$(2,263)	$(5,427)	$(498)	Insurance premiums and fee income
Fees for management of general account	(85)	(97)	(156)	Net investment income
Net investment income on ceded funds
withheld treaties	(242)	(260)	(238)	Net investment income
Net investment income on inter-company notes	44	63	65	Net investment income
Cash management agreement activity	69	59	11	Net investment income
Realized gains (losses) on ceded reinsurance
contracts:
Reinsurance-related settlements	9	305	1,717	Realized gain (loss)
Other gains (losses)	(341)	289	(9)	Realized gain (loss)
Amortization of deferred gain on reinsurance
contracts	183	167	17	Other revenues
Other revenues	(714)	(475)	(171)	Other revenues

Benefits and expenses with affiliates:
(Recoveries) benefits on ceded reinsurance
contracts	(2,580)	(5,844)	(507)	Benefits
Interest credited on assumed reinsurance contracts
(interest recoveries on ceded reinsurance contracts)	(222)	(229)	12	Interest credited
Market risk benefit (gain) loss
on ceded reinsurance contracts	149	1,740	1,129	Market risk benefit (gain) loss
Policyholder liability remeasurement (gain) loss				Policyholder liability remeasurement
on ceded reinsurance contracts	92	209	–	(gain) loss
Ceded reinsurance contracts	(159)	(76)	(13)	Commissions and other expenses
Amortization of deferred loss on reinsurance contracts
contracts	15	5	–	Commissions and other expenses
Service agreement payments (receipts)	(6)	(7)	(17)	Commissions and other expenses
Interest expense on inter-company debt	118	146	148	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. LNL is currently subject to a borrowing and lending limit of 3% of our admitted assets as of December 31, 2025. LLANY may borrow from LNC less than 2% of its admitted assets as of December 31, 2025, but may not lend any amounts to LNC.

Service Agreements

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, investments by product, account balances, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 7, we cede insurance contracts to LNBAR and LPINE. We cede certain guaranteed benefit risks (including certain GDB and GLB benefits) to LNBAR and certain group protection and fixed annuity products as well as the flow of new level term life insurance policies to LPINE.

Substantially all reinsurance ceded to affiliated and subsidiary companies is with either a reciprocal jurisdiction reinsurer or unauthorized companies. To take reserve credit for such reinsurance: the reinsurer holds assets in trust for our potential benefit; we hold assets from the reinsurer, including funds withheld under reinsurance treaties; and/or we are the beneficiary of LOCs that are obtained by the affiliate reinsurer and issued by banks. See Note 13 for additional information on our credit facility, which allows for borrowing or issuances of LOCs.

Tax Sharing Agreement

We participate in a tax sharing agreement with LNC, as described in Note 1. As of December 31, 2025 and 2024, we had a receivable due from LNC of $62 million and $14 million, respectively, for federal income taxes under the tax sharing agreement, which is included in other assets on the Consolidated Balance Sheets.

Lincoln Life Flexible Premium Variable Life Account R

Lincoln Life Flexible Premium Variable Life Account R
Statements of assets and liabilities
December 31, 2025

Subaccount	Investments ($)	Total Assets ($)	Net Assets ($)

AB VPS Discovery Value Portfolio - Class A	47,906,425	47,906,425	47,906,425
AB VPS International Value Portfolio - Class A	4,330,605	4,330,605	4,330,605
AB VPS Large Cap Growth Portfolio - Class A	6,493,275	6,493,275	6,493,275
AB VPS Relative Value Portfolio - Class A	14,504,081	14,504,081	14,504,081
AB VPS Sustainable Global Thematic Portfolio - Class A	18,059,747	18,059,747	18,059,747
American Funds® IS Global Growth Fund - Class 2	152,555,217	152,555,217	152,555,217
American Funds® IS Global Small Capitalization Fund - Class 2	55,196,007	55,196,007	55,196,007
American Funds® IS Growth Fund - Class 2	399,113,991	399,113,991	399,113,991
American Funds® IS Growth-Income Fund - Class 2	397,911,059	397,911,059	397,911,059
American Funds® IS International Fund - Class 2	147,218,525	147,218,525	147,218,525
ClearBridge Variable Mid Cap Portfolio - Class I	21,880,388	21,880,388	21,880,388
DWS Alternative Asset Allocation VIP Portfolio - Class A	13,360,539	13,360,539	13,360,539
DWS Equity 500 Index VIP Portfolio - Class A	113,009,743	113,009,743	113,009,743
DWS Small Cap Index VIP Portfolio - Class A	10,227,484	10,227,484	10,227,484
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	682,144	682,144	682,144
Fidelity® VIP Contrafund® Portfolio - Service Class	208,734,031	208,734,031	208,734,031
Fidelity® VIP Equity-Income Portfolio - Initial Class	2,610,279	2,610,279	2,610,279
Fidelity® VIP Equity-Income Portfolio - Service Class	2,996,157	2,996,157	2,996,157
Fidelity® VIP Growth Opportunities Portfolio - Service Class	7,342,224	7,342,224	7,342,224
Fidelity® VIP Growth Portfolio - Service Class	122,773,485	122,773,485	122,773,485
Fidelity® VIP High Income Portfolio - Service Class	2,515,799	2,515,799	2,515,799
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	1,158,867	1,158,867	1,158,867
Fidelity® VIP Mid Cap Portfolio - Service Class	106,061,310	106,061,310	106,061,310
Fidelity® VIP Overseas Portfolio - Service Class	6,413,499	6,413,499	6,413,499
Franklin Income VIP Fund - Class 1	68,849,411	68,849,411	68,849,411
Franklin Mutual Shares VIP Fund - Class 1	30,815,814	30,815,814	30,815,814
Franklin Small-Mid Cap Growth VIP Fund - Class 1	7,587,145	7,587,145	7,587,145
Invesco V.I. American Franchise Fund - Series I Shares	22,495,100	22,495,100	22,495,100
Invesco V.I. Core Equity Fund - Series I Shares	20,437,792	20,437,792	20,437,792
Invesco V.I. Core Plus Bond Fund - Series I Shares	704,712	704,712	704,712
Invesco V.I. EQV International Equity Fund - Series I Shares	23,696,564	23,696,564	23,696,564
Janus Henderson Balanced Portfolio - Institutional Shares	12,641,381	12,641,381	12,641,381
Janus Henderson Balanced Portfolio - Service Shares	3,960,936	3,960,936	3,960,936
Janus Henderson Enterprise Portfolio - Service Shares	3,822,181	3,822,181	3,822,181
Janus Henderson Global Research Portfolio - Institutional Shares	8,410,140	8,410,140	8,410,140
Janus Henderson Global Research Portfolio - Service Shares	4,404,901	4,404,901	4,404,901
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	5,430,725	5,430,725	5,430,725
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	94,658,592	94,658,592	94,658,592
LVIP American Century Balanced Fund - Standard Class II	31,931,377	31,931,377	31,931,377
LVIP American Century Inflation Protection Fund - Standard Class II	5,729,628	5,729,628	5,729,628
LVIP American Century Ultra® Fund - Standard Class	50,428,103	50,428,103	50,428,103
LVIP Baron Growth Opportunities Fund - Service Class	48,910,332	48,910,332	48,910,332
LVIP Baron Growth Opportunities Fund - Standard Class	413,518	413,518	413,518
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	50,480,007	50,480,007	50,480,007
LVIP BlackRock Equity Dividend Fund - Standard Class	74,867,229	74,867,229	74,867,229
LVIP BlackRock Global Allocation Fund - Standard Class	173,301,525	173,301,525	173,301,525
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	20,713,330	20,713,330	20,713,330
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	28,371,779	28,371,779	28,371,779
LVIP BlackRock Real Estate Fund - Standard Class	27,195,217	27,195,217	27,195,217
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	7,417,963	7,417,963	7,417,963
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	7,948,669	7,948,669	7,948,669
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	7,723,530	7,723,530	7,723,530
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	729,376	729,376	729,376
LVIP Dimensional International Core Equity Fund - Standard Class	24,545,473	24,545,473	24,545,473
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	6,938,816	6,938,816	6,938,816
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	22,479,162	22,479,162	22,479,162
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	16,401,164	16,401,164	16,401,164
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	16,164,257	16,164,257	16,164,257
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	59,319,174	59,319,174	59,319,174
LVIP Franklin Templeton Core Bond Fund - Standard Class	174,263,750	174,263,750	174,263,750
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	7,844,717	7,844,717	7,844,717
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	60,432,651	60,432,651	60,432,651
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	87,136,877	87,136,877	87,136,877
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	68,062,357	68,062,357	68,062,357
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	103,240,696	103,240,696	103,240,696
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	15,341,512	15,341,512	15,341,512
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	72,333,763	72,333,763	72,333,763
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	46,400,514	46,400,514	46,400,514
LVIP Government Money Market Fund - Standard Class	54,578,509	54,578,509	54,578,509
LVIP JPMorgan High Yield Fund - Standard Class	43,379,427	43,379,427	43,379,427
LVIP JPMorgan Retirement Income Fund - Standard Class	413,908	413,908	413,908
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	13,327,710	13,327,710	13,327,710
LVIP JPMorgan Short Duration Bond Fund - Standard Class	56,370,229	56,370,229	56,370,229
LVIP MFS International Growth Fund - Standard Class	88,588,550	88,588,550	88,588,550
LVIP MFS Value Fund - Standard Class	141,203,367	141,203,367	141,203,367
LVIP Mondrian Global Income Fund - Standard Class	12,750,121	12,750,121	12,750,121
LVIP Mondrian International Value Fund - Standard Class	31,703,691	31,703,691	31,703,691
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	839,805	839,805	839,805
LVIP Nomura Diversified Floating Rate Fund - Standard Class	23,476,394	23,476,394	23,476,394
LVIP Nomura High Yield Fund - Standard Class	14,918,110	14,918,110	14,918,110
LVIP Nomura Mid Cap Value Fund - Standard Class	25,052,229	25,052,229	25,052,229
LVIP Nomura SMID Cap Core Fund - Standard Class	66,219,723	66,219,723	66,219,723
LVIP Nomura Social Awareness Fund - Standard Class	12,241,995	12,241,995	12,241,995
LVIP Nomura U.S. Growth Fund - Standard Class	23,696,297	23,696,297	23,696,297
LVIP Nomura U.S. REIT Fund - Standard Class	48,276,584	48,276,584	48,276,584
LVIP SSGA Bond Index Fund - Standard Class	64,041,591	64,041,591	64,041,591
LVIP SSGA Conservative Index Allocation Fund - Standard Class	14,443,907	14,443,907	14,443,907
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	8,404,362	8,404,362	8,404,362
LVIP SSGA International Index Fund - Standard Class	224,302,449	224,302,449	224,302,449
LVIP SSGA International Managed Volatility Fund - Standard Class	11,952,228	11,952,228	11,952,228
LVIP SSGA Mid-Cap Index Fund - Standard Class	1,240,476	1,240,476	1,240,476
LVIP SSGA Moderate Index Allocation Fund - Standard Class	123,837,184	123,837,184	123,837,184
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	124,080,826	124,080,826	124,080,826
LVIP SSGA S&P 500 Index Fund - Standard Class	1,646,782,043	1,646,782,043	1,646,782,043
LVIP SSGA Small-Cap Index Fund - Standard Class	188,051,746	188,051,746	188,051,746
LVIP Structured Conservative Allocation Fund - Standard Class	4,892,464	4,892,464	4,892,464
LVIP Structured Moderate Allocation Fund - Standard Class	60,966,175	60,966,175	60,966,175
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	49,799,850	49,799,850	49,799,850
LVIP T. Rowe Price 2020 Fund - Standard Class	2,273,091	2,273,091	2,273,091
LVIP T. Rowe Price 2030 Fund - Standard Class	989,316	989,316	989,316
LVIP T. Rowe Price 2040 Fund - Standard Class	2,003,707	2,003,707	2,003,707
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	78,774,501	78,774,501	78,774,501
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	4,427,928	4,427,928	4,427,928
LVIP Vanguard Bond Allocation Fund - Standard Class	65,941,719	65,941,719	65,941,719
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	295,446,573	295,446,573	295,446,573
LVIP Vanguard International Equity ETF Fund - Standard Class	120,570,016	120,570,016	120,570,016
LVIP Wellington SMID Cap Value Fund - Standard Class	23,862,992	23,862,992	23,862,992
M Capital Appreciation Fund	2,019,475	2,019,475	2,019,475
M International Equity Fund	2,587,607	2,587,607	2,587,607
M Large Cap Growth Fund	1,298,950	1,298,950	1,298,950
M Large Cap Value Fund	708,655	708,655	708,655
MFS® VIT Growth Series - Initial Class	69,662,043	69,662,043	69,662,043
MFS® VIT Total Return Series - Initial Class	41,178,740	41,178,740	41,178,740
MFS® VIT Utilities Series - Initial Class	35,174,440	35,174,440	35,174,440
MFS® VIT II Core Equity Portfolio - Initial Class	4,950,953	4,950,953	4,950,953
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	15,409,048	15,409,048	15,409,048
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	3,250,069	3,250,069	3,250,069
Neuberger Berman AMT Quality Equity Portfolio - I Class	3,330,040	3,330,040	3,330,040
Nomura VIP Emerging Markets Series - Standard Class	122,858,866	122,858,866	122,858,866
Nomura VIP Small Cap Value Series - Standard Class	74,054,360	74,054,360	74,054,360
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	19,733,135	19,733,135	19,733,135
Putnam VT Global Health Care Fund - Class IB	3,163,775	3,163,775	3,163,775
Putnam VT Large Cap Value Fund - Class IB	4,815,574	4,815,574	4,815,574
Templeton Foreign VIP Fund - Class 1	1,848,155	1,848,155	1,848,155
Templeton Foreign VIP Fund - Class 2	3,661,101	3,661,101	3,661,101
Templeton Global Bond VIP Fund - Class 1	29,907,468	29,907,468	29,907,468
Templeton Growth VIP Fund - Class 1	3,777,241	3,777,241	3,777,241
Templeton Growth VIP Fund - Class 2	1,100,187	1,100,187	1,100,187
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	1,455	1,455	1,455
TOPS® Balanced ETF Portfolio - Class 2 Shares	1,007,969	1,007,969	1,007,969
TOPS® Conservative ETF Portfolio - Class 2 Shares	1,444	1,444	1,444
TOPS® Growth ETF Portfolio - Class 2 Shares	1,455	1,455	1,455
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	9,653,002	9,653,002	9,653,002
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of operations
Year Ended December 31, 2025

Subaccount	Dividends from Investment Income ($)	Mortality and Expense Guarantee Charges ($)	Net Investment Income (Loss) ($)	Net Realized Gain (Loss) on Investments ($)	Dividends from Net Realized Gain on Investments ($)	Total Net Realized Gain (Loss) on Investments ($)	Net Change in Unrealized Appreciation or Depreciation on Investments ($)	Net Increase (Decrease) in Net Assets Resulting from Operations ($)

AB VPS Discovery Value Portfolio - Class A	382,992	(179,094)	203,898	(40,666)	4,955,310	4,914,644	(3,915,386)	1,203,156
AB VPS International Value Portfolio - Class A	98,638	(15,270)	83,368	191,167	—	191,167	1,036,555	1,311,090
AB VPS Large Cap Growth Portfolio - Class A	—	(45,880)	(45,880)	89,301	534,584	623,885	151,176	729,181
AB VPS Relative Value Portfolio - Class A	154,593	(82,668)	71,925	149,622	1,126,404	1,276,026	(41,025)	1,306,926
AB VPS Sustainable Global Thematic Portfolio - Class A	—	(101,268)	(101,268)	291,638	2,136,082	2,427,720	(1,226,256)	1,100,196
American Funds® IS Global Growth Fund - Class 2	1,950,776	(728,420)	1,222,356	2,955,545	17,015,534	19,971,079	5,351,908	26,545,343
American Funds® IS Global Small Capitalization Fund - Class 2	183,976	(249,890)	(65,914)	(1,425,691)	1,124,301	(301,390)	7,160,516	6,793,212
American Funds® IS Growth Fund - Class 2	596,412	(2,064,265)	(1,467,853)	29,670,274	30,478,754	60,149,028	11,220,405	69,901,580
American Funds® IS Growth-Income Fund - Class 2	3,452,712	(1,887,573)	1,565,139	17,153,524	64,048,154	81,201,678	(20,951,382)	61,815,435
American Funds® IS International Fund - Class 2	1,803,803	(641,300)	1,162,503	1,267,153	—	1,267,153	28,859,049	31,288,705
ClearBridge Variable Mid Cap Portfolio - Class I	60,293	(110,392)	(50,099)	539,769	1,352,097	1,891,866	(976,653)	865,114
DWS Alternative Asset Allocation VIP Portfolio - Class A	523,438	(43,900)	479,538	(48,074)	—	(48,074)	780,168	1,211,632
DWS Equity 500 Index VIP Portfolio - Class A	1,123,428	(754,826)	368,602	4,145,275	9,294,716	13,439,991	2,866,693	16,675,286
DWS Small Cap Index VIP Portfolio - Class A	125,444	(53,011)	72,433	36,643	535,719	572,362	460,745	1,105,540
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	16,434	(4,652)	11,782	2,980	29,408	32,388	21,993	66,163
Fidelity® VIP Contrafund® Portfolio - Service Class	98,367	(1,001,364)	(902,997)	16,066,811	31,484,762	47,551,573	(8,129,132)	38,519,444
Fidelity® VIP Equity-Income Portfolio - Initial Class	44,581	(20,166)	24,415	81,012	138,848	219,860	182,407	426,682
Fidelity® VIP Equity-Income Portfolio - Service Class	48,588	(16,516)	32,072	51,492	159,958	211,450	230,407	473,929
Fidelity® VIP Growth Opportunities Portfolio - Service Class	—	(54,887)	(54,887)	433,859	101,634	535,493	864,951	1,345,557
Fidelity® VIP Growth Portfolio - Service Class	236,314	(564,313)	(327,999)	6,928,511	15,152,131	22,080,642	(5,370,956)	16,381,687
Fidelity® VIP High Income Portfolio - Service Class	156,166	(19,171)	136,995	(9,165)	—	(9,165)	88,456	216,286
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	41,019	(9,841)	31,178	(19,716)	—	(19,716)	67,083	78,545
Fidelity® VIP Mid Cap Portfolio - Service Class	368,352	(492,118)	(123,766)	1,678,132	10,966,796	12,644,928	(1,641,506)	10,879,656
Fidelity® VIP Overseas Portfolio - Service Class	95,292	(35,295)	59,997	182,232	553,223	735,455	230,165	1,025,617
Franklin Income VIP Fund - Class 1	3,151,588	(280,563)	2,871,025	(54,532)	630,710	576,178	3,988,034	7,435,237
Franklin Mutual Shares VIP Fund - Class 1	645,128	(91,511)	553,617	(73,358)	2,799,878	2,726,520	(207,582)	3,072,555
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(36,928)	(36,928)	34,366	323,753	358,119	(158,684)	162,507
Invesco V.I. American Franchise Fund - Series I Shares	—	(168,921)	(168,921)	490,365	2,031,943	2,522,308	(77,544)	2,275,843
Invesco V.I. Core Equity Fund - Series I Shares	126,979	(148,369)	(21,390)	277,332	1,461,774	1,739,106	1,026,956	2,744,672
Invesco V.I. Core Plus Bond Fund - Series I Shares	27,592	(5,267)	22,325	(7,015)	—	(7,015)	23,720	39,030
Invesco V.I. EQV International Equity Fund - Series I Shares	323,058	(114,076)	208,982	232,976	1,433,865	1,666,841	1,365,480	3,241,303
Janus Henderson Balanced Portfolio - Institutional Shares	250,140	(100,229)	149,911	786,808	412,603	1,199,411	313,585	1,662,907
Janus Henderson Balanced Portfolio - Service Shares	63,764	(21,139)	42,625	41,795	113,877	155,672	298,480	496,777
Janus Henderson Enterprise Portfolio - Service Shares	1,867	(24,489)	(22,622)	45,716	332,722	378,438	(105,589)	250,227
Janus Henderson Global Research Portfolio - Institutional Shares	88,944	(118,171)	(29,227)	5,132,640	1,696,097	6,828,737	(3,718,637)	3,080,873
Janus Henderson Global Research Portfolio - Service Shares	17,724	(24,687)	(6,963)	132,520	379,763	512,283	247,773	753,093
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	—	(94,102)	(94,102)	6,693,551	1,542,420	8,235,971	(5,073,088)	3,068,781
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	—	(483,869)	(483,869)	3,540,319	30,828,090	34,368,409	(22,377,023)	11,507,517
LVIP American Century Balanced Fund - Standard Class II	574,909	(197,279)	377,630	235,468	—	235,468	1,994,676	2,607,774
LVIP American Century Inflation Protection Fund - Standard Class II	452,047	(30,351)	421,696	(174,505)	—	(174,505)	81,039	328,230
LVIP American Century Ultra® Fund - Standard Class	—	(228,488)	(228,488)	482,121	4,067,591	4,549,712	2,056,211	6,377,435
LVIP Baron Growth Opportunities Fund - Service Class	—	(256,856)	(256,856)	1,848,543	5,796,449	7,644,992	(12,669,081)	(5,280,945)
LVIP Baron Growth Opportunities Fund - Standard Class	—	(1,959)	(1,959)	26,633	47,117	73,750	(115,609)	(43,818)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	1,069,727	(156,633)	913,094	1,535,889	1,506,398	3,042,287	1,239,157	5,194,538
LVIP BlackRock Equity Dividend Fund - Standard Class	1,221,467	(347,039)	874,428	(397,288)	6,943,870	6,546,582	1,070,703	8,491,713
LVIP BlackRock Global Allocation Fund - Standard Class	4,511,976	(765,392)	3,746,584	6,184,545	5,560,398	11,744,943	11,056,570	26,548,097
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	439,372	(145,284)	294,088	355,158	451,174	806,332	844,114	1,944,534
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	221,462	(123,354)	98,108	(280,141)	—	(280,141)	1,490,562	1,308,529
LVIP BlackRock Real Estate Fund - Standard Class	919,546	(108,170)	811,376	(381,384)	—	(381,384)	1,509,674	1,939,666
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	135,157	(49,814)	85,343	131,162	176,547	307,709	173,966	567,018
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	—	(37,535)	(37,535)	914,727	497,320	1,412,047	(1,028,295)	346,217
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(19,305)	(19,305)	357,668	1,206,746	1,564,414	(1,362,740)	182,369
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	5,263	(1,432)	3,831	22,401	85,380	107,781	6,426	118,038
LVIP Dimensional International Core Equity Fund - Standard Class	740,667	(114,280)	626,387	900,908	—	900,908	4,794,533	6,321,828
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	219,465	(14,299)	205,166	210,659	—	210,659	1,452,591	1,868,416
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	216,727	(127,179)	89,548	574,485	1,461,421	2,035,906	877,766	3,003,220
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	145,089	(73,499)	71,590	603,164	1,270,786	1,873,950	253,257	2,198,797
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	168,311	(47,271)	121,040	524,476	1,840,888	2,365,364	(1,041,490)	1,444,914
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	2,487,784	(280,341)	2,207,443	(1,458,214)	—	(1,458,214)	2,599,237	3,348,466
LVIP Franklin Templeton Core Bond Fund - Standard Class	7,154,649	(901,336)	6,253,313	(2,411,369)	—	(2,411,369)	6,614,926	10,456,870
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	101,345	(19,604)	81,741	483,456	754,080	1,237,536	(401,703)	917,574
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	1,703,302	(353,949)	1,349,353	1,247,924	—	1,247,924	13,167,981	15,765,258
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	2,818,474	(562,703)	2,255,771	3,112,988	476,314	3,589,302	17,446,043	23,291,116
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	626,083	(294,698)	331,385	1,279,625	2,786,200	4,065,825	6,025,716	10,422,926
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	1,064,554	(556,528)	508,026	1,900,051	—	1,900,051	10,342,782	12,750,859
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	403,203	(67,345)	335,858	(66,959)	66	(66,893)	1,054,563	1,323,528
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,577,561	(229,598)	1,347,963	422,373	2,998,459	3,420,832	3,596,692	8,365,487
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,064,291	(139,472)	924,819	248,162	1,125,865	1,374,027	2,346,541	4,645,387
LVIP Government Money Market Fund - Standard Class	2,041,831	(215,193)	1,826,638	(3)	2,257	2,254	3	1,828,895
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	—	(1,009)	(1,009)	36,255	—	36,255	(51,509)	(16,263)
LVIP JPMorgan High Yield Fund - Standard Class	2,612,789	(193,232)	2,419,557	(202,380)	—	(202,380)	943,033	3,160,210
LVIP JPMorgan Retirement Income Fund - Standard Class	13,410	(887)	12,523	10,774	—	10,774	30,693	53,990
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	147,704	(31,540)	116,164	253,835	1,450,339	1,704,174	(1,606,097)	214,241
LVIP JPMorgan Short Duration Bond Fund - Standard Class	2,111,988	(235,745)	1,876,243	(106,285)	—	(106,285)	505,036	2,274,994
LVIP Macquarie Wealth Builder Fund - Standard Class	92,344	(12,639)	79,705	(581,183)	687,730	106,547	127,426	313,678
LVIP MFS International Growth Fund - Standard Class	1,318,518	(426,672)	891,846	1,819,052	6,765,163	8,584,215	4,136,469	13,612,530
LVIP MFS Value Fund - Standard Class	2,297,142	(611,453)	1,685,689	3,375,590	9,001,984	12,377,574	1,138,220	15,201,483
LVIP Mondrian Global Income Fund - Standard Class	62,655	(38,375)	24,280	(157,864)	—	(157,864)	828,778	695,194
LVIP Mondrian International Value Fund - Standard Class	1,156,481	(123,201)	1,033,280	1,348,278	818,646	2,166,924	5,377,979	8,578,183
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	9,188	(4,427)	4,761	83,834	13,076	96,910	12,187	113,858
LVIP Nomura Diversified Floating Rate Fund - Standard Class	927,949	(96,681)	831,268	(18,527)	—	(18,527)	81,596	894,337
LVIP Nomura High Yield Fund - Standard Class	870,384	(71,037)	799,347	(190,309)	—	(190,309)	599,373	1,208,411
LVIP Nomura Mid Cap Value Fund - Standard Class	347,843	(91,165)	256,678	803,946	2,683,944	3,487,890	(784,101)	2,960,467
LVIP Nomura SMID Cap Core Fund - Standard Class	356,946	(418,202)	(61,256)	3,520,513	1,587,518	5,108,031	518,372	5,565,147
LVIP Nomura Social Awareness Fund - Standard Class	83,584	(33,242)	50,342	381,555	929,799	1,311,354	229,194	1,590,890
LVIP Nomura U.S. Growth Fund - Standard Class	—	(99,431)	(99,431)	1,206,001	2,350,809	3,556,810	1,135,368	4,592,747
LVIP Nomura U.S. REIT Fund - Standard Class	1,433,205	(225,136)	1,208,069	627,716	—	627,716	(1,603,020)	232,765
LVIP SSGA Bond Index Fund - Standard Class	2,080,261	(337,262)	1,742,999	(636,061)	—	(636,061)	2,360,388	3,467,326
LVIP SSGA Conservative Index Allocation Fund - Standard Class	377,140	(73,734)	303,406	54,797	254,577	309,374	931,494	1,544,274
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	204,837	(23,621)	181,216	143,837	44,690	188,527	738,042	1,107,785
LVIP SSGA International Index Fund - Standard Class	6,971,224	(1,015,508)	5,955,716	6,626,287	—	6,626,287	40,267,635	52,849,638
LVIP SSGA International Managed Volatility Fund - Standard Class	356,514	(29,996)	326,518	766,486	—	766,486	1,312,364	2,405,368
LVIP SSGA Mid-Cap Index Fund - Standard Class	13,954	—	13,954	(163)	30,925	30,762	(15,420)	29,296
LVIP SSGA Moderate Index Allocation Fund - Standard Class	2,865,366	(610,855)	2,254,511	1,525,009	2,349,127	3,874,136	10,159,847	16,288,494
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	2,721,005	(531,617)	2,189,388	4,248,324	2,731,013	6,979,337	8,558,218	17,726,943
LVIP SSGA S&P 500 Index Fund - Standard Class	16,013,888	(8,066,836)	7,947,052	73,622,735	72,775,784	146,398,519	85,725,512	240,071,083
LVIP SSGA Small-Cap Index Fund - Standard Class	1,935,462	(873,276)	1,062,186	2,542,614	8,746,105	11,288,719	9,652,293	22,003,198
LVIP Structured Conservative Allocation Fund - Standard Class	132,018	(13,595)	118,423	(10,178)	8,790	(1,388)	441,926	558,961
LVIP Structured Moderate Allocation Fund - Standard Class	1,501,547	(189,562)	1,311,985	(327,355)	148,778	(178,577)	7,238,613	8,372,021
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	1,192,991	(173,759)	1,019,232	(121,550)	168,896	47,346	6,688,849	7,755,427
LVIP T. Rowe Price 2020 Fund - Standard Class	63,444	(7,217)	56,227	2,548	117,021	119,569	82,837	258,633
LVIP T. Rowe Price 2030 Fund - Standard Class	22,778	(7,091)	15,687	3,556	41,372	44,928	62,732	123,347
LVIP T. Rowe Price 2040 Fund - Standard Class	31,083	(13,201)	17,882	29,253	74,246	103,499	179,289	300,670
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	—	(413,911)	(413,911)	2,680,743	10,922,592	13,603,335	(5,762,304)	7,427,120
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	74,411	(30,415)	43,996	104,879	127,902	232,781	41,101	317,878
LVIP Vanguard Bond Allocation Fund - Standard Class	2,268,241	(319,705)	1,948,536	(1,327,438)	—	(1,327,438)	2,759,603	3,380,701
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	2,731,333	(1,724,255)	1,007,078	12,417,490	124,704,987	137,122,477	(97,241,299)	40,888,256
LVIP Vanguard International Equity ETF Fund - Standard Class	3,753,678	(601,101)	3,152,577	4,287,662	352,627	4,640,289	21,005,080	28,797,946
LVIP Wellington SMID Cap Value Fund - Standard Class	234,804	(104,082)	130,722	(27,559)	1,728,807	1,701,248	(1,205,357)	626,613
M Capital Appreciation Fund	18,308	(5,214)	13,094	(94,256)	297,011	202,755	105,354	321,203
M International Equity Fund	68,128	(6,749)	61,379	174,720	—	174,720	400,902	637,001
M Large Cap Growth Fund	—	(4,664)	(4,664)	73,212	325,493	398,705	(181,981)	212,060
M Large Cap Value Fund	11,506	(2,405)	9,101	14,201	40,590	54,791	37,569	101,461
MFS® VIT Growth Series - Initial Class	—	(370,182)	(370,182)	1,693,049	11,868,165	13,561,214	(5,684,863)	7,506,169
MFS® VIT Total Return Series - Initial Class	1,057,430	(218,468)	838,962	42,230	2,819,665	2,861,895	165,599	3,866,456
MFS® VIT Utilities Series - Initial Class	984,051	(185,061)	798,990	696,938	450,033	1,146,971	2,593,155	4,539,116
MFS® VIT II Core Equity Portfolio - Initial Class	22,508	(32,861)	(10,353)	77,615	501,551	579,166	(12,987)	555,826
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(183,135)	(183,135)	5,396,760	2,011,000	7,407,760	(4,605,671)	2,618,954
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	14,019	(18,067)	(4,048)	9,492	328,959	338,451	(5,176)	329,227
Neuberger Berman AMT Quality Equity Portfolio - I Class	—	(26,886)	(26,886)	252,683	187,205	439,888	(17,960)	395,042
Nomura VIP Emerging Markets Series - Standard Class	1,645,393	(512,088)	1,133,305	11,189,859	210,915	11,400,774	51,064,854	63,598,933
Nomura VIP Small Cap Value Series - Standard Class	873,583	(350,787)	522,796	1,399,703	4,254,530	5,654,233	(745,827)	5,431,202
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	521,719	(84,407)	437,312	(566,400)	—	(566,400)	3,273,978	3,144,890
Putnam VT Global Health Care Fund - Class IB	—	(23,034)	(23,034)	1,448	202,054	203,502	220,577	401,045
Putnam VT Large Cap Value Fund - Class IB	52,748	(28,222)	24,526	77,440	252,321	329,761	363,139	717,426
Templeton Foreign VIP Fund - Class 1	43,688	(13,903)	29,785	26,115	109,900	136,015	267,364	433,164
Templeton Foreign VIP Fund - Class 2	79,836	(27,405)	52,431	42,481	222,921	265,402	522,770	840,603
Templeton Global Bond VIP Fund - Class 1	—	(152,800)	(152,800)	(955,429)	—	(955,429)	4,946,698	3,838,469
Templeton Growth VIP Fund - Class 1	39,127	(15,722)	23,405	72,218	259,214	331,432	398,098	752,935
Templeton Growth VIP Fund - Class 2	9,358	(8,603)	755	27,348	80,339	107,687	114,478	222,920
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	—	—	—	1	—	1	19	20
TOPS® Balanced ETF Portfolio - Class 2 Shares	20,102	(5,197)	14,905	6,287	11,094	17,381	70,472	102,758
TOPS® Conservative ETF Portfolio - Class 2 Shares	—	—	—	—	—	—	9	9
TOPS® Growth ETF Portfolio - Class 2 Shares	—	—	—	1	—	1	19	20
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	172,507	(55,978)	116,529	52,895	159,663	212,558	884,257	1,213,344
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of changes in net assets
Year Ended December 31, 2024

		Changes From Operations				Changes From Unit Transactions
Subaccount	Net Assets at January 1, 2024 ($)	Net investment income (loss) ($)	Net realized gain (loss) on investments ($)	Net change in unrealized appreciation or depreciation on investments ($)	Net Increase (Decrease) in Net Assets Resulting from Operations ($)	Net unit transactions ($)	Net Increase (Decrease) in Net Assets Resulting from Unit Transactions ($)	Total Increase (Decrease) in Net Assets ($)	Net Assets at December 31, 2024 ($)

AB VPS Discovery Value Portfolio - Class A	39,743,378	172,564	2,372,150	1,255,061	3,799,775	213,451	213,451	4,013,226	43,756,604
AB VPS International Value Portfolio - Class A	3,064,951	76,421	17,256	52,787	146,464	82,686	82,686	229,150	3,294,101
AB VPS Large Cap Growth Portfolio - Class A	4,840,447	(38,426)	328,340	871,381	1,161,295	(135,731)	(135,731)	1,025,564	5,866,011
AB VPS Relative Value Portfolio - Class A	12,945,835	106,608	664,196	668,966	1,439,770	(1,295,553)	(1,295,553)	144,217	13,090,052
AB VPS Sustainable Global Thematic Portfolio - Class A	13,341,734	(103,124)	163,948	895,540	956,364	3,111,941	3,111,941	4,068,305	17,410,039
American Funds® IS Global Growth Fund - Class 2	108,613,308	1,246,904	6,187,351	6,732,247	14,166,502	4,081,535	4,081,535	18,248,037	126,861,345
American Funds® IS Global Small Capitalization Fund - Class 2	45,906,952	255,902	705,740	(120,638)	841,004	2,582,169	2,582,169	3,423,173	49,330,125
American Funds® IS Growth Fund - Class 2	291,275,530	(823,352)	23,023,758	65,953,916	88,154,322	(19,929,915)	(19,929,915)	68,224,407	359,499,937
American Funds® IS Growth-Income Fund - Class 2	297,246,960	1,938,322	28,467,273	39,648,620	70,054,215	(4,783,169)	(4,783,169)	65,271,046	362,518,006
American Funds® IS International Fund - Class 2	114,835,746	846,374	(555,090)	2,415,422	2,706,706	6,128,435	6,128,435	8,835,141	123,670,887
ClearBridge Variable Mid Cap Portfolio - Class I	17,810,505	(1,856)	1,060,298	770,207	1,828,649	(347,161)	(347,161)	1,481,488	19,291,993
DWS Alternative Asset Allocation VIP Portfolio - Class A	10,239,021	354,278	(125,496)	328,800	557,582	731,870	731,870	1,289,452	11,528,473
DWS Equity 500 Index VIP Portfolio - Class A	86,630,692	474,471	8,524,214	11,374,101	20,372,786	(5,471,801)	(5,471,801)	14,900,985	101,531,677
DWS Small Cap Index VIP Portfolio - Class A	8,720,499	48,978	302,311	552,585	903,874	(264,536)	(264,536)	639,338	9,359,837
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	603,478	10,324	6,975	28,412	45,711	(18,589)	(18,589)	27,122	630,600
Fidelity® VIP Contrafund® Portfolio - Service Class	154,975,850	(843,679)	34,923,906	15,414,830	49,495,057	(13,287,722)	(13,287,722)	36,207,335	191,183,185
Fidelity® VIP Equity-Income Portfolio - Initial Class	2,388,650	23,756	192,115	117,699	333,570	(227,133)	(227,133)	106,437	2,495,087
Fidelity® VIP Equity-Income Portfolio - Service Class	2,523,758	30,104	206,215	134,657	370,976	(123,608)	(123,608)	247,368	2,771,126
Fidelity® VIP Growth Opportunities Portfolio - Service Class	5,251,514	(47,935)	361,131	1,568,345	1,881,541	(631,685)	(631,685)	1,249,856	6,501,370
Fidelity® VIP Growth Portfolio - Service Class	98,740,281	(646,426)	32,503,308	(3,243,908)	28,612,974	(2,576,026)	(2,576,026)	26,036,948	124,777,229
Fidelity® VIP High Income Portfolio - Service Class	2,174,365	114,386	(14,930)	68,429	167,885	(3,535)	(3,535)	164,350	2,338,715
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	1,197,587	31,381	(24,500)	4,839	11,720	(43,779)	(43,779)	(32,059)	1,165,528
Fidelity® VIP Mid Cap Portfolio - Service Class	77,268,542	(77,754)	13,046,640	(50,344)	12,918,542	(528,267)	(528,267)	12,390,275	89,658,817
Fidelity® VIP Overseas Portfolio - Service Class	5,061,592	52,519	349,901	(184,104)	218,316	(165,820)	(165,820)	52,496	5,114,088
Franklin Income VIP Fund - Class 1	55,143,845	2,767,425	104,068	1,054,584	3,926,077	1,784,350	1,784,350	5,710,427	60,854,272
Franklin Mutual Shares VIP Fund - Class 1	24,534,510	493,128	225,643	2,043,262	2,762,033	(312,610)	(312,610)	2,449,423	26,983,933
Franklin Small-Mid Cap Growth VIP Fund - Class 1	7,079,489	(38,144)	(21,529)	806,748	747,075	(332,413)	(332,413)	414,662	7,494,151
Invesco V.I. American Franchise Fund - Series I Shares	16,845,501	(153,246)	576,788	5,118,806	5,542,348	(1,576,037)	(1,576,037)	3,966,311	20,811,812
Invesco V.I. Core Equity Fund - Series I Shares	15,937,334	(11,615)	1,778,495	2,112,318	3,879,198	(1,099,436)	(1,099,436)	2,779,762	18,717,096
Invesco V.I. Core Plus Bond Fund - Series I Shares	674,361	19,510	(12,940)	7,652	14,222	(42,878)	(42,878)	(28,656)	645,705
Invesco V.I. EQV International Equity Fund - Series I Shares	20,306,804	256,376	144,422	(444,540)	(43,742)	1,452,499	1,452,499	1,408,757	21,715,561
Janus Henderson Balanced Portfolio - Institutional Shares	11,569,183	157,178	298,043	1,201,993	1,657,214	(563,815)	(563,815)	1,093,399	12,662,582
Janus Henderson Balanced Portfolio - Service Shares	4,140,313	38,972	260,432	142,229	441,633	(1,102,464)	(1,102,464)	(660,831)	3,479,482
Janus Henderson Enterprise Portfolio - Service Shares	3,854,188	(2,126)	315,244	205,880	518,998	(505,992)	(505,992)	13,006	3,867,194
Janus Henderson Global Research Portfolio - Institutional Shares	14,957,243	(7,656)	894,571	2,491,263	3,378,178	(331,250)	(331,250)	3,046,928	18,004,171
Janus Henderson Global Research Portfolio - Service Shares	3,255,619	154	224,706	485,021	709,881	(286,605)	(286,605)	423,276	3,678,895
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	13,862,609	(118,818)	728,839	3,133,125	3,743,146	(1,537,459)	(1,537,459)	2,205,687	16,068,296
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	73,629,191	(488,057)	5,953,343	12,736,633	18,201,919	(4,686,799)	(4,686,799)	13,515,120	87,144,311
LVIP American Century Balanced Fund - Standard Class II	24,092,292	378,284	71,284	2,309,255	2,758,823	1,689,115	1,689,115	4,447,938	28,540,230
LVIP American Century Inflation Protection Fund - Standard Class II	6,082,347	221,985	(86,551)	(52,145)	83,289	297,442	297,442	380,731	6,463,078
LVIP American Century Ultra® Fund - Standard Class	—	(73,657)	686,125	2,059,807	2,672,275	39,824,440	39,824,440	42,496,715	42,496,715
LVIP Baron Growth Opportunities Fund - Service Class	44,158,925	(175,907)	1,693,554	841,674	2,359,321	1,766,723	1,766,723	4,126,044	48,284,969
LVIP Baron Growth Opportunities Fund - Standard Class	481,796	(371)	54,731	(31,183)	23,177	(80,597)	(80,597)	(57,420)	424,376
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	42,870,856	1,069,458	4,331,810	(786,504)	4,614,764	(1,449,166)	(1,449,166)	3,165,598	46,036,454
LVIP BlackRock Equity Dividend Fund - Standard Class	61,607,525	917,708	2,519,992	645,077	4,082,777	842,741	842,741	4,925,518	66,533,043
LVIP BlackRock Global Allocation Fund - Standard Class	138,886,418	1,206,822	5,070,997	5,763,473	12,041,292	152,623	152,623	12,193,915	151,080,333
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	17,313,240	299,017	127,682	1,386,377	1,813,076	717,717	717,717	2,530,793	19,844,033
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	22,718,672	859,127	(271,691)	(79,606)	507,830	1,817,512	1,817,512	2,325,342	25,044,014
LVIP BlackRock Real Estate Fund - Standard Class	22,468,793	518,241	(620,046)	449,417	347,612	367,535	367,535	715,147	23,183,940
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	6,377,523	93,498	204,135	533,745	831,378	(98,765)	(98,765)	732,613	7,110,136
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	6,543,108	(42,780)	929,669	1,257,130	2,144,019	193,096	193,096	2,337,115	8,880,223
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	7,627,121	(22,528)	962,353	369,603	1,309,428	(1,146,698)	(1,146,698)	162,730	7,789,851
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	182,231	1,224	14,930	22,937	39,091	17,866	17,866	56,957	239,188
LVIP Dimensional International Core Equity Fund - Standard Class	16,644,197	346,527	231,306	(212,890)	364,943	1,993,733	1,993,733	2,358,676	19,002,873
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	5,189,058	141,063	257,247	(171,879)	226,431	326,531	326,531	552,962	5,742,020
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	17,629,949	90,189	1,621,303	1,691,709	3,403,201	(1,465,268)	(1,465,268)	1,937,933	19,567,882
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	12,352,179	74,641	1,049,141	1,085,012	2,208,794	(572,542)	(572,542)	1,636,252	13,988,431
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	11,508,263	130,640	1,999,248	191,177	2,321,065	(356,164)	(356,164)	1,964,901	13,473,164
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	48,841,377	2,128,646	(731,539)	(655,734)	741,373	7,157,140	7,157,140	7,898,513	56,739,890
LVIP Franklin Templeton Core Bond Fund - Standard Class	135,847,298	6,692,101	(1,809,025)	(3,338,808)	1,544,268	18,543,371	18,543,371	20,087,639	155,934,937
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	6,210,538	84,468	555,993	113,464	753,925	75,492	75,492	829,417	7,039,955
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	43,388,335	1,295,135	(148,339)	2,552,549	3,699,345	1,096,102	1,096,102	4,795,447	48,183,782
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	64,189,921	2,216,300	539,124	(881,072)	1,874,352	5,567,778	5,567,778	7,442,130	71,632,051
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	42,049,891	272,955	3,645,297	8,039,558	11,957,810	2,102,404	2,102,404	14,060,214	56,110,105
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	78,131,794	470,686	789,643	8,770,153	10,030,482	23,102	23,102	10,053,584	88,185,378
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	13,478,367	428,708	(98,104)	633,149	963,753	119,410	119,410	1,083,163	14,561,530
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	61,101,480	1,651,461	318,080	4,452,066	6,421,607	(1,824,825)	(1,824,825)	4,596,782	65,698,262
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	40,547,629	1,155,214	260,054	2,514,548	3,929,816	(730,937)	(730,937)	3,198,879	43,746,508
LVIP Government Money Market Fund - Standard Class	48,040,953	2,098,714	1,586	8	2,100,308	(1,409,688)	(1,409,688)	690,620	48,731,573
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	622,855	9,851	75,544	(7,772)	77,623	(8,136)	(8,136)	69,487	692,342
LVIP JPMorgan High Yield Fund - Standard Class	34,770,086	2,447,807	(253,232)	462,515	2,657,090	1,269,873	1,269,873	3,926,963	38,697,049
LVIP JPMorgan Retirement Income Fund - Standard Class	348,005	10,814	433	15,558	26,805	(3,531)	(3,531)	23,274	371,279
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	10,229,515	113,405	952,783	488,892	1,555,080	(186,008)	(186,008)	1,369,072	11,598,587
LVIP JPMorgan Short Duration Bond Fund - Standard Class	39,232,493	1,388,695	(192,853)	263,968	1,459,810	(94,663)	(94,663)	1,365,147	40,597,640
LVIP Macquarie Wealth Builder Fund - Standard Class	2,585,327	62,799	(5,073)	141,004	198,730	(26,373)	(26,373)	172,357	2,757,684
LVIP MFS International Growth Fund - Standard Class	67,456,136	742,470	3,826,038	493,240	5,061,748	1,237,429	1,237,429	6,299,177	73,755,313
LVIP MFS Value Fund - Standard Class	105,534,691	1,483,274	9,575,351	1,067,831	12,126,456	5,533,346	5,533,346	17,659,802	123,194,493
LVIP Mondrian Global Income Fund - Standard Class	9,622,362	211,151	(207,086)	(557,565)	(553,500)	2,012,488	2,012,488	1,458,988	11,081,350
LVIP Mondrian International Value Fund - Standard Class	22,728,619	673,067	704,996	(497,721)	880,342	1,094,705	1,094,705	1,975,047	24,703,666
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	592,468	4,758	53,429	37,530	95,717	(17,405)	(17,405)	78,312	670,780
LVIP Nomura Diversified Floating Rate Fund - Standard Class	17,150,885	889,674	5,477	113,328	1,008,479	2,073,219	2,073,219	3,081,698	20,232,583
LVIP Nomura High Yield Fund - Standard Class	12,119,823	845,300	(241,491)	183,470	787,279	1,491,646	1,491,646	2,278,925	14,398,748
LVIP Nomura Mid Cap Value Fund - Standard Class	20,065,790	214,812	1,269,278	1,403,472	2,887,562	(99,015)	(99,015)	2,788,547	22,854,337
LVIP Nomura SMID Cap Core Fund - Standard Class	64,117,200	(25,154)	4,702,139	4,395,855	9,072,840	(88,093)	(88,093)	8,984,747	73,101,947
LVIP Nomura Social Awareness Fund - Standard Class	9,030,604	47,662	1,060,409	744,038	1,852,109	(154,343)	(154,343)	1,697,766	10,728,370
LVIP Nomura U.S. Growth Fund - Standard Class	15,523,208	(91,408)	2,490,520	2,847,493	5,246,605	(743,993)	(743,993)	4,502,612	20,025,820
LVIP Nomura U.S. REIT Fund - Standard Class	42,767,752	1,133,528	775,669	1,489,149	3,398,346	(1,916,035)	(1,916,035)	1,482,311	44,250,063
LVIP SSGA Bond Index Fund - Standard Class	43,319,544	1,525,136	(422,368)	(792,719)	310,049	11,291,295	11,291,295	11,601,344	54,920,888
LVIP SSGA Conservative Index Allocation Fund - Standard Class	12,059,546	284,114	173,302	191,476	648,892	36,148	36,148	685,040	12,744,586
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	7,998,275	236,263	57,303	467,593	761,159	(177,479)	(177,479)	583,680	8,581,955
LVIP SSGA International Index Fund - Standard Class	159,111,326	4,970,617	2,775,830	(3,777,743)	3,968,704	16,700,182	16,700,182	20,668,886	179,780,212
LVIP SSGA International Managed Volatility Fund - Standard Class	9,456,307	269,418	389,123	(449,770)	208,771	710,428	710,428	919,199	10,375,506
LVIP SSGA Mid-Cap Index Fund - Standard Class	—	126	148	(223)	51	10,049	10,049	10,100	10,100
LVIP SSGA Moderate Index Allocation Fund - Standard Class	99,156,680	2,170,633	3,579,339	1,996,613	7,746,585	1,134,248	1,134,248	8,880,833	108,037,513
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	94,907,668	2,050,819	5,958,174	260,011	8,269,004	2,953,396	2,953,396	11,222,400	106,130,068
LVIP SSGA S&P 500 Index Fund - Standard Class	1,141,861,381	7,992,323	153,138,194	112,998,488	274,129,005	(9,988,989)	(9,988,989)	264,140,016	1,406,001,397
LVIP SSGA Small-Cap Index Fund - Standard Class	144,454,116	1,993,039	7,786,986	5,836,854	15,616,879	(922,983)	(922,983)	14,693,896	159,148,012
LVIP Structured Conservative Allocation Fund - Standard Class	3,827,374	123,260	377,327	(268,465)	232,122	156,123	156,123	388,245	4,215,619
LVIP Structured Moderate Allocation Fund - Standard Class	44,561,968	1,609,568	5,967,583	(3,623,054)	3,954,097	2,069,050	2,069,050	6,023,147	50,585,115
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	47,753,146	1,191,333	5,730,775	(3,135,450)	3,786,658	(10,029,643)	(10,029,643)	(6,242,985)	41,510,161
LVIP T. Rowe Price 2020 Fund - Standard Class	1,944,654	45,662	(26,939)	144,549	163,272	(5,959)	(5,959)	157,313	2,101,967
LVIP T. Rowe Price 2030 Fund - Standard Class	815,003	12,519	9,427	55,985	77,931	(12,319)	(12,319)	65,612	880,615
LVIP T. Rowe Price 2040 Fund - Standard Class	1,713,010	19,503	72,544	102,122	194,169	(180,090)	(180,090)	14,079	1,727,089
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	57,533,803	(179,971)	7,366,630	6,154,646	13,341,305	(4,594,790)	(4,594,790)	8,746,515	66,280,318
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	3,664,312	66,235	17,594	374,129	457,958	(117,674)	(117,674)	340,284	4,004,596
LVIP Vanguard Bond Allocation Fund - Standard Class	51,417,567	1,787,556	(640,521)	(639,009)	508,026	6,144,226	6,144,226	6,652,252	58,069,819
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	216,264,343	1,204,724	14,647,816	30,089,717	45,942,257	(6,699,453)	(6,699,453)	39,242,804	255,507,147
LVIP Vanguard International Equity ETF Fund - Standard Class	87,874,542	2,031,524	1,850,904	(1,148,307)	2,734,121	7,342,510	7,342,510	10,076,631	97,951,173
LVIP Wellington Capital Growth Fund - Standard Class	34,510,734	(125,462)	7,567,268	(1,033,751)	6,408,055	(40,918,789)	(40,918,789)	(34,510,734)	—
LVIP Wellington SMID Cap Value Fund - Standard Class	18,327,086	161,614	2,027,245	78,658	2,267,517	506,830	506,830	2,774,347	21,101,433
M Capital Appreciation Fund	1,491,944	23,939	117,517	(3,499)	137,957	(22,756)	(22,756)	115,201	1,607,145
M International Equity Fund	1,663,100	49,450	63,470	(62,748)	50,172	293,258	293,258	343,430	2,006,530
M Large Cap Growth Fund	905,919	(5,113)	214,992	18,376	228,255	2,071	2,071	230,326	1,136,245
M Large Cap Value Fund	508,566	8,335	113,086	(29,897)	91,524	(10,670)	(10,670)	80,854	589,420
MFS® VIT Growth Series - Initial Class	53,541,067	(360,520)	7,398,290	8,823,044	15,860,814	(5,941,470)	(5,941,470)	9,919,344	63,460,411
MFS® VIT Total Return Series - Initial Class	33,653,371	693,720	1,824,783	(82,869)	2,435,634	671,018	671,018	3,106,652	36,760,023
MFS® VIT Utilities Series - Initial Class	29,878,808	530,715	1,339,424	1,462,859	3,332,998	(1,723,427)	(1,723,427)	1,609,571	31,488,379
MFS® VIT II Core Equity Portfolio - Initial Class	4,431,526	(3,883)	289,859	502,596	788,572	(507,176)	(507,176)	281,396	4,712,922
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	25,696,668	(221,287)	2,106,332	4,268,296	6,153,341	(146,980)	(146,980)	6,006,361	31,703,029
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	2,835,643	3,343	125,089	103,878	232,310	(103,940)	(103,940)	128,370	2,964,013
Neuberger Berman AMT Quality Equity Portfolio - I Class	3,034,944	(19,789)	282,562	494,922	757,695	(192,914)	(192,914)	564,781	3,599,725
Nomura VIP Emerging Markets Series - Standard Class	83,760,786	1,845,208	871,244	1,220,573	3,937,025	1,257,292	1,257,292	5,194,317	88,955,103
Nomura VIP Small Cap Value Series - Standard Class	59,094,883	486,291	3,927,948	2,029,592	6,443,831	(378,046)	(378,046)	6,065,785	65,160,668
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	15,870,099	305,631	(556,441)	911,710	660,900	1,908,897	1,908,897	2,569,797	18,439,896
Putnam VT Global Health Care Fund - Class IB	3,066,776	(10,839)	180,341	(131,562)	37,940	(197,825)	(197,825)	(159,885)	2,906,891
Putnam VT Large Cap Value Fund - Class IB	2,137,441	7,055	158,529	226,928	392,512	1,008,177	1,008,177	1,400,689	3,538,130
Templeton Foreign VIP Fund - Class 1	1,704,528	30,423	9,610	(63,293)	(23,260)	(64,769)	(64,769)	(88,029)	1,616,499
Templeton Foreign VIP Fund - Class 2	3,069,619	49,746	17,478	(121,577)	(54,353)	3,939	3,939	(50,414)	3,019,205
Templeton Global Bond VIP Fund - Class 1	24,261,460	(156,332)	(728,091)	(2,122,150)	(3,006,573)	3,763,140	3,763,140	756,567	25,018,027
Templeton Growth VIP Fund - Class 1	3,132,034	21,921	51,346	89,088	162,355	46,917	46,917	209,272	3,341,306
Templeton Growth VIP Fund - Class 2	1,036,859	1,359	16,146	32,138	49,643	(54,432)	(54,432)	(4,789)	1,032,070
TOPS® Balanced ETF Portfolio - Class 2 Shares	626,066	10,411	6,935	23,345	40,691	67,438	67,438	108,129	734,195
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	7,408,262	100,869	144,465	363,828	609,162	423,209	423,209	1,032,371	8,440,633
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Statements of changes in net assets (continued)
Year Ended December 31, 2025

		Changes From Operations				Changes From Unit Transactions
Subaccount	Net Assets At January 1, 2025 ($)	Net investment income (loss) ($)	Net realized gain (loss) on investments ($)	Net change in unrealized appreciation or depreciation on investments ($)	Net Increase (Decrease) in Net Assets Resulting from Operations ($)	Net unit transactions ($)	Net Increase (Decrease) in Net Assets Resulting from Unit Transactions ($)	Total Increase (Decrease) in Net Assets ($)	Net Assets at December 31, 2025 ($)

AB VPS Discovery Value Portfolio - Class A	43,756,604	203,898	4,914,644	(3,915,386)	1,203,156	2,946,665	2,946,665	4,149,821	47,906,425
AB VPS International Value Portfolio - Class A	3,294,101	83,368	191,167	1,036,555	1,311,090	(274,586)	(274,586)	1,036,504	4,330,605
AB VPS Large Cap Growth Portfolio - Class A	5,866,011	(45,880)	623,885	151,176	729,181	(101,917)	(101,917)	627,264	6,493,275
AB VPS Relative Value Portfolio - Class A	13,090,052	71,925	1,276,026	(41,025)	1,306,926	107,103	107,103	1,414,029	14,504,081
AB VPS Sustainable Global Thematic Portfolio - Class A	17,410,039	(101,268)	2,427,720	(1,226,256)	1,100,196	(450,488)	(450,488)	649,708	18,059,747
American Funds® IS Global Growth Fund - Class 2	126,861,345	1,222,356	19,971,079	5,351,908	26,545,343	(851,471)	(851,471)	25,693,872	152,555,217
American Funds® IS Global Small Capitalization Fund - Class 2	49,330,125	(65,914)	(301,390)	7,160,516	6,793,212	(927,330)	(927,330)	5,865,882	55,196,007
American Funds® IS Growth Fund - Class 2	359,499,937	(1,467,853)	60,149,028	11,220,405	69,901,580	(30,287,526)	(30,287,526)	39,614,054	399,113,991
American Funds® IS Growth-Income Fund - Class 2	362,518,006	1,565,139	81,201,678	(20,951,382)	61,815,435	(26,422,382)	(26,422,382)	35,393,053	397,911,059
American Funds® IS International Fund - Class 2	123,670,887	1,162,503	1,267,153	28,859,049	31,288,705	(7,741,067)	(7,741,067)	23,547,638	147,218,525
ClearBridge Variable Mid Cap Portfolio - Class I	19,291,993	(50,099)	1,891,866	(976,653)	865,114	1,723,281	1,723,281	2,588,395	21,880,388
DWS Alternative Asset Allocation VIP Portfolio - Class A	11,528,473	479,538	(48,074)	780,168	1,211,632	620,434	620,434	1,832,066	13,360,539
DWS Equity 500 Index VIP Portfolio - Class A	101,531,677	368,602	13,439,991	2,866,693	16,675,286	(5,197,220)	(5,197,220)	11,478,066	113,009,743
DWS Small Cap Index VIP Portfolio - Class A	9,359,837	72,433	572,362	460,745	1,105,540	(237,893)	(237,893)	867,647	10,227,484
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	630,600	11,782	32,388	21,993	66,163	(14,619)	(14,619)	51,544	682,144
Fidelity® VIP Contrafund® Portfolio - Service Class	191,183,185	(902,997)	47,551,573	(8,129,132)	38,519,444	(20,968,598)	(20,968,598)	17,550,846	208,734,031
Fidelity® VIP Equity-Income Portfolio - Initial Class	2,495,087	24,415	219,860	182,407	426,682	(311,490)	(311,490)	115,192	2,610,279
Fidelity® VIP Equity-Income Portfolio - Service Class	2,771,126	32,072	211,450	230,407	473,929	(248,898)	(248,898)	225,031	2,996,157
Fidelity® VIP Growth Opportunities Portfolio - Service Class	6,501,370	(54,887)	535,493	864,951	1,345,557	(504,703)	(504,703)	840,854	7,342,224
Fidelity® VIP Growth Portfolio - Service Class	124,777,229	(327,999)	22,080,642	(5,370,956)	16,381,687	(18,385,431)	(18,385,431)	(2,003,744)	122,773,485
Fidelity® VIP High Income Portfolio - Service Class	2,338,715	136,995	(9,165)	88,456	216,286	(39,202)	(39,202)	177,084	2,515,799
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	1,165,528	31,178	(19,716)	67,083	78,545	(85,206)	(85,206)	(6,661)	1,158,867
Fidelity® VIP Mid Cap Portfolio - Service Class	89,658,817	(123,766)	12,644,928	(1,641,506)	10,879,656	5,522,837	5,522,837	16,402,493	106,061,310
Fidelity® VIP Overseas Portfolio - Service Class	5,114,088	59,997	735,455	230,165	1,025,617	273,794	273,794	1,299,411	6,413,499
Franklin Income VIP Fund - Class 1	60,854,272	2,871,025	576,178	3,988,034	7,435,237	559,902	559,902	7,995,139	68,849,411
Franklin Mutual Shares VIP Fund - Class 1	26,983,933	553,617	2,726,520	(207,582)	3,072,555	759,326	759,326	3,831,881	30,815,814
Franklin Small-Mid Cap Growth VIP Fund - Class 1	7,494,151	(36,928)	358,119	(158,684)	162,507	(69,513)	(69,513)	92,994	7,587,145
Invesco V.I. American Franchise Fund - Series I Shares	20,811,812	(168,921)	2,522,308	(77,544)	2,275,843	(592,555)	(592,555)	1,683,288	22,495,100
Invesco V.I. Core Equity Fund - Series I Shares	18,717,096	(21,390)	1,739,106	1,026,956	2,744,672	(1,023,976)	(1,023,976)	1,720,696	20,437,792
Invesco V.I. Core Plus Bond Fund - Series I Shares	645,705	22,325	(7,015)	23,720	39,030	19,977	19,977	59,007	704,712
Invesco V.I. EQV International Equity Fund - Series I Shares	21,715,561	208,982	1,666,841	1,365,480	3,241,303	(1,260,300)	(1,260,300)	1,981,003	23,696,564
Janus Henderson Balanced Portfolio - Institutional Shares	12,662,582	149,911	1,199,411	313,585	1,662,907	(1,684,108)	(1,684,108)	(21,201)	12,641,381
Janus Henderson Balanced Portfolio - Service Shares	3,479,482	42,625	155,672	298,480	496,777	(15,323)	(15,323)	481,454	3,960,936
Janus Henderson Enterprise Portfolio - Service Shares	3,867,194	(22,622)	378,438	(105,589)	250,227	(295,240)	(295,240)	(45,013)	3,822,181
Janus Henderson Global Research Portfolio - Institutional Shares	18,004,171	(29,227)	6,828,737	(3,718,637)	3,080,873	(12,674,904)	(12,674,904)	(9,594,031)	8,410,140
Janus Henderson Global Research Portfolio - Service Shares	3,678,895	(6,963)	512,283	247,773	753,093	(27,087)	(27,087)	726,006	4,404,901
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	16,068,296	(94,102)	8,235,971	(5,073,088)	3,068,781	(13,706,352)	(13,706,352)	(10,637,571)	5,430,725
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	87,144,311	(483,869)	34,368,409	(22,377,023)	11,507,517	(3,993,236)	(3,993,236)	7,514,281	94,658,592
LVIP American Century Balanced Fund - Standard Class II	28,540,230	377,630	235,468	1,994,676	2,607,774	783,373	783,373	3,391,147	31,931,377
LVIP American Century Inflation Protection Fund - Standard Class II	6,463,078	421,696	(174,505)	81,039	328,230	(1,061,680)	(1,061,680)	(733,450)	5,729,628
LVIP American Century Ultra® Fund - Standard Class	42,496,715	(228,488)	4,549,712	2,056,211	6,377,435	1,553,953	1,553,953	7,931,388	50,428,103
LVIP Baron Growth Opportunities Fund - Service Class	48,284,969	(256,856)	7,644,992	(12,669,081)	(5,280,945)	5,906,308	5,906,308	625,363	48,910,332
LVIP Baron Growth Opportunities Fund - Standard Class	424,376	(1,959)	73,750	(115,609)	(43,818)	32,960	32,960	(10,858)	413,518
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	46,036,454	913,094	3,042,287	1,239,157	5,194,538	(750,985)	(750,985)	4,443,553	50,480,007
LVIP BlackRock Equity Dividend Fund - Standard Class	66,533,043	874,428	6,546,582	1,070,703	8,491,713	(157,527)	(157,527)	8,334,186	74,867,229
LVIP BlackRock Global Allocation Fund - Standard Class	151,080,333	3,746,584	11,744,943	11,056,570	26,548,097	(4,326,905)	(4,326,905)	22,221,192	173,301,525
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	19,844,033	294,088	806,332	844,114	1,944,534	(1,075,237)	(1,075,237)	869,297	20,713,330
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	25,044,014	98,108	(280,141)	1,490,562	1,308,529	2,019,236	2,019,236	3,327,765	28,371,779
LVIP BlackRock Real Estate Fund - Standard Class	23,183,940	811,376	(381,384)	1,509,674	1,939,666	2,071,611	2,071,611	4,011,277	27,195,217
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	7,110,136	85,343	307,709	173,966	567,018	(259,191)	(259,191)	307,827	7,417,963
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	8,880,223	(37,535)	1,412,047	(1,028,295)	346,217	(1,277,771)	(1,277,771)	(931,554)	7,948,669
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	7,789,851	(19,305)	1,564,414	(1,362,740)	182,369	(248,690)	(248,690)	(66,321)	7,723,530
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	239,188	3,831	107,781	6,426	118,038	372,150	372,150	490,188	729,376
LVIP Dimensional International Core Equity Fund - Standard Class	19,002,873	626,387	900,908	4,794,533	6,321,828	(779,228)	(779,228)	5,542,600	24,545,473
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	5,742,020	205,166	210,659	1,452,591	1,868,416	(671,620)	(671,620)	1,196,796	6,938,816
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	19,567,882	89,548	2,035,906	877,766	3,003,220	(91,940)	(91,940)	2,911,280	22,479,162
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	13,988,431	71,590	1,873,950	253,257	2,198,797	213,936	213,936	2,412,733	16,401,164
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	13,473,164	121,040	2,365,364	(1,041,490)	1,444,914	1,246,179	1,246,179	2,691,093	16,164,257
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	56,739,890	2,207,443	(1,458,214)	2,599,237	3,348,466	(769,182)	(769,182)	2,579,284	59,319,174
LVIP Franklin Templeton Core Bond Fund - Standard Class	155,934,937	6,253,313	(2,411,369)	6,614,926	10,456,870	7,871,943	7,871,943	18,328,813	174,263,750
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	7,039,955	81,741	1,237,536	(401,703)	917,574	(112,812)	(112,812)	804,762	7,844,717
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	48,183,782	1,349,353	1,247,924	13,167,981	15,765,258	(3,516,389)	(3,516,389)	12,248,869	60,432,651
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	71,632,051	2,255,771	3,589,302	17,446,043	23,291,116	(7,786,290)	(7,786,290)	15,504,826	87,136,877
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	56,110,105	331,385	4,065,825	6,025,716	10,422,926	1,529,326	1,529,326	11,952,252	68,062,357
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	88,185,378	508,026	1,900,051	10,342,782	12,750,859	2,304,459	2,304,459	15,055,318	103,240,696
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	14,561,530	335,858	(66,893)	1,054,563	1,323,528	(543,546)	(543,546)	779,982	15,341,512
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	65,698,262	1,347,963	3,420,832	3,596,692	8,365,487	(1,729,986)	(1,729,986)	6,635,501	72,333,763
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	43,746,508	924,819	1,374,027	2,346,541	4,645,387	(1,991,381)	(1,991,381)	2,654,006	46,400,514
LVIP Government Money Market Fund - Standard Class	48,731,573	1,826,638	2,254	3	1,828,895	4,018,041	4,018,041	5,846,936	54,578,509
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	692,342	(1,009)	36,255	(51,509)	(16,263)	(676,079)	(676,079)	(692,342)	—
LVIP JPMorgan High Yield Fund - Standard Class	38,697,049	2,419,557	(202,380)	943,033	3,160,210	1,522,168	1,522,168	4,682,378	43,379,427
LVIP JPMorgan Retirement Income Fund - Standard Class	371,279	12,523	10,774	30,693	53,990	(11,361)	(11,361)	42,629	413,908
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	11,598,587	116,164	1,704,174	(1,606,097)	214,241	1,514,882	1,514,882	1,729,123	13,327,710
LVIP JPMorgan Short Duration Bond Fund - Standard Class	40,597,640	1,876,243	(106,285)	505,036	2,274,994	13,497,595	13,497,595	15,772,589	56,370,229
LVIP Macquarie Wealth Builder Fund - Standard Class	2,757,684	79,705	106,547	127,426	313,678	(3,071,362)	(3,071,362)	(2,757,684)	—
LVIP MFS International Growth Fund - Standard Class	73,755,313	891,846	8,584,215	4,136,469	13,612,530	1,220,707	1,220,707	14,833,237	88,588,550
LVIP MFS Value Fund - Standard Class	123,194,493	1,685,689	12,377,574	1,138,220	15,201,483	2,807,391	2,807,391	18,008,874	141,203,367
LVIP Mondrian Global Income Fund - Standard Class	11,081,350	24,280	(157,864)	828,778	695,194	973,577	973,577	1,668,771	12,750,121
LVIP Mondrian International Value Fund - Standard Class	24,703,666	1,033,280	2,166,924	5,377,979	8,578,183	(1,578,158)	(1,578,158)	7,000,025	31,703,691
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	670,780	4,761	96,910	12,187	113,858	55,167	55,167	169,025	839,805
LVIP Nomura Diversified Floating Rate Fund - Standard Class	20,232,583	831,268	(18,527)	81,596	894,337	2,349,474	2,349,474	3,243,811	23,476,394
LVIP Nomura High Yield Fund - Standard Class	14,398,748	799,347	(190,309)	599,373	1,208,411	(689,049)	(689,049)	519,362	14,918,110
LVIP Nomura Mid Cap Value Fund - Standard Class	22,854,337	256,678	3,487,890	(784,101)	2,960,467	(762,575)	(762,575)	2,197,892	25,052,229
LVIP Nomura SMID Cap Core Fund - Standard Class	73,101,947	(61,256)	5,108,031	518,372	5,565,147	(12,447,371)	(12,447,371)	(6,882,224)	66,219,723
LVIP Nomura Social Awareness Fund - Standard Class	10,728,370	50,342	1,311,354	229,194	1,590,890	(77,265)	(77,265)	1,513,625	12,241,995
LVIP Nomura U.S. Growth Fund - Standard Class	20,025,820	(99,431)	3,556,810	1,135,368	4,592,747	(922,270)	(922,270)	3,670,477	23,696,297
LVIP Nomura U.S. REIT Fund - Standard Class	44,250,063	1,208,069	627,716	(1,603,020)	232,765	3,793,756	3,793,756	4,026,521	48,276,584
LVIP SSGA Bond Index Fund - Standard Class	54,920,888	1,742,999	(636,061)	2,360,388	3,467,326	5,653,377	5,653,377	9,120,703	64,041,591
LVIP SSGA Conservative Index Allocation Fund - Standard Class	12,744,586	303,406	309,374	931,494	1,544,274	155,047	155,047	1,699,321	14,443,907
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	8,581,955	181,216	188,527	738,042	1,107,785	(1,285,378)	(1,285,378)	(177,593)	8,404,362
LVIP SSGA International Index Fund - Standard Class	179,780,212	5,955,716	6,626,287	40,267,635	52,849,638	(8,327,401)	(8,327,401)	44,522,237	224,302,449
LVIP SSGA International Managed Volatility Fund - Standard Class	10,375,506	326,518	766,486	1,312,364	2,405,368	(828,646)	(828,646)	1,576,722	11,952,228
LVIP SSGA Mid-Cap Index Fund - Standard Class	10,100	13,954	30,762	(15,420)	29,296	1,201,080	1,201,080	1,230,376	1,240,476
LVIP SSGA Moderate Index Allocation Fund - Standard Class	108,037,513	2,254,511	3,874,136	10,159,847	16,288,494	(488,823)	(488,823)	15,799,671	123,837,184
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	106,130,068	2,189,388	6,979,337	8,558,218	17,726,943	223,815	223,815	17,950,758	124,080,826
LVIP SSGA S&P 500 Index Fund - Standard Class	1,406,001,397	7,947,052	146,398,519	85,725,512	240,071,083	709,563	709,563	240,780,646	1,646,782,043
LVIP SSGA Small-Cap Index Fund - Standard Class	159,148,012	1,062,186	11,288,719	9,652,293	22,003,198	6,900,536	6,900,536	28,903,734	188,051,746
LVIP Structured Conservative Allocation Fund - Standard Class	4,215,619	118,423	(1,388)	441,926	558,961	117,884	117,884	676,845	4,892,464
LVIP Structured Moderate Allocation Fund - Standard Class	50,585,115	1,311,985	(178,577)	7,238,613	8,372,021	2,009,039	2,009,039	10,381,060	60,966,175
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	41,510,161	1,019,232	47,346	6,688,849	7,755,427	534,262	534,262	8,289,689	49,799,850
LVIP T. Rowe Price 2020 Fund - Standard Class	2,101,967	56,227	119,569	82,837	258,633	(87,509)	(87,509)	171,124	2,273,091
LVIP T. Rowe Price 2030 Fund - Standard Class	880,615	15,687	44,928	62,732	123,347	(14,646)	(14,646)	108,701	989,316
LVIP T. Rowe Price 2040 Fund - Standard Class	1,727,089	17,882	103,499	179,289	300,670	(24,052)	(24,052)	276,618	2,003,707
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	66,280,318	(413,911)	13,603,335	(5,762,304)	7,427,120	5,067,063	5,067,063	12,494,183	78,774,501
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	4,004,596	43,996	232,781	41,101	317,878	105,454	105,454	423,332	4,427,928
LVIP Vanguard Bond Allocation Fund - Standard Class	58,069,819	1,948,536	(1,327,438)	2,759,603	3,380,701	4,491,199	4,491,199	7,871,900	65,941,719
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	255,507,147	1,007,078	137,122,477	(97,241,299)	40,888,256	(948,830)	(948,830)	39,939,426	295,446,573
LVIP Vanguard International Equity ETF Fund - Standard Class	97,951,173	3,152,577	4,640,289	21,005,080	28,797,946	(6,179,103)	(6,179,103)	22,618,843	120,570,016
LVIP Wellington SMID Cap Value Fund - Standard Class	21,101,433	130,722	1,701,248	(1,205,357)	626,613	2,134,946	2,134,946	2,761,559	23,862,992
M Capital Appreciation Fund	1,607,145	13,094	202,755	105,354	321,203	91,127	91,127	412,330	2,019,475
M International Equity Fund	2,006,530	61,379	174,720	400,902	637,001	(55,924)	(55,924)	581,077	2,587,607
M Large Cap Growth Fund	1,136,245	(4,664)	398,705	(181,981)	212,060	(49,355)	(49,355)	162,705	1,298,950
M Large Cap Value Fund	589,420	9,101	54,791	37,569	101,461	17,774	17,774	119,235	708,655
MFS® VIT Growth Series - Initial Class	63,460,411	(370,182)	13,561,214	(5,684,863)	7,506,169	(1,304,537)	(1,304,537)	6,201,632	69,662,043
MFS® VIT Total Return Series - Initial Class	36,760,023	838,962	2,861,895	165,599	3,866,456	552,261	552,261	4,418,717	41,178,740
MFS® VIT Utilities Series - Initial Class	31,488,379	798,990	1,146,971	2,593,155	4,539,116	(853,055)	(853,055)	3,686,061	35,174,440
MFS® VIT II Core Equity Portfolio - Initial Class	4,712,922	(10,353)	579,166	(12,987)	555,826	(317,795)	(317,795)	238,031	4,950,953
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	31,703,029	(183,135)	7,407,760	(4,605,671)	2,618,954	(18,912,935)	(18,912,935)	(16,293,981)	15,409,048
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	2,964,013	(4,048)	338,451	(5,176)	329,227	(43,171)	(43,171)	286,056	3,250,069
Neuberger Berman AMT Quality Equity Portfolio - I Class	3,599,725	(26,886)	439,888	(17,960)	395,042	(664,727)	(664,727)	(269,685)	3,330,040
Nomura VIP Emerging Markets Series - Standard Class	88,955,103	1,133,305	11,400,774	51,064,854	63,598,933	(29,695,170)	(29,695,170)	33,903,763	122,858,866
Nomura VIP Small Cap Value Series - Standard Class	65,160,668	522,796	5,654,233	(745,827)	5,431,202	3,462,490	3,462,490	8,893,692	74,054,360
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	18,439,896	437,312	(566,400)	3,273,978	3,144,890	(1,851,651)	(1,851,651)	1,293,239	19,733,135
Putnam VT Global Health Care Fund - Class IB	2,906,891	(23,034)	203,502	220,577	401,045	(144,161)	(144,161)	256,884	3,163,775
Putnam VT Large Cap Value Fund - Class IB	3,538,130	24,526	329,761	363,139	717,426	560,018	560,018	1,277,444	4,815,574
Templeton Foreign VIP Fund - Class 1	1,616,499	29,785	136,015	267,364	433,164	(201,508)	(201,508)	231,656	1,848,155
Templeton Foreign VIP Fund - Class 2	3,019,205	52,431	265,402	522,770	840,603	(198,707)	(198,707)	641,896	3,661,101
Templeton Global Bond VIP Fund - Class 1	25,018,027	(152,800)	(955,429)	4,946,698	3,838,469	1,050,972	1,050,972	4,889,441	29,907,468
Templeton Growth VIP Fund - Class 1	3,341,306	23,405	331,432	398,098	752,935	(317,000)	(317,000)	435,935	3,777,241
Templeton Growth VIP Fund - Class 2	1,032,070	755	107,687	114,478	222,920	(154,803)	(154,803)	68,117	1,100,187
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	—	—	1	19	20	1,435	1,435	1,455	1,455
TOPS® Balanced ETF Portfolio - Class 2 Shares	734,195	14,905	17,381	70,472	102,758	171,016	171,016	273,774	1,007,969
TOPS® Conservative ETF Portfolio - Class 2 Shares	—	—	—	9	9	1,435	1,435	1,444	1,444
TOPS® Growth ETF Portfolio - Class 2 Shares	—	—	1	19	20	1,435	1,435	1,455	1,455
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	8,440,633	116,529	212,558	884,257	1,213,344	(975)	(975)	1,212,369	9,653,002
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements
December 31, 2025
1. Accounting Policies and Variable Account Information
The Variable Account: Lincoln Life Flexible Premium Variable Life Account R (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of the Company. The Variable Account consists of fifteen products as follows:

•Lincoln SVUL	•Lincoln Momentum SVULONE 2007
•Lincoln SVUL-I	•Lincoln PreservationEdge SVUL
•Lincoln SVUL-II	•Lincoln SVULONE 2013
•Lincoln SVUL-III	•Lincoln SVULONE 2016
•Lincoln SVUL-IV	•Lincoln SVULONE 2019
•Lincoln SVULONE	•Lincoln SVULONE 2021
•Lincoln Momentum SVULONE	•Lincoln AssetEdge SVUL
•Lincoln SVULONE 2007
The assets of the Variable Account are owned by the Company. The Variable Account’s assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.
Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.
Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.
Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred thirty-five mutual funds (the Funds) of eighteen open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. American Franchise Fund - Series I Shares
Invesco V.I. Core Equity Fund - Series I Shares
Invesco V.I. Core Plus Bond Fund - Series I Shares
Invesco V.I. EQV International Equity Fund - Series I Shares

AllianceBernstein Variable Products Series Fund:
AB VPS Discovery Value Portfolio - Class A
AB VPS International Value Portfolio - Class A
AB VPS Large Cap Growth Portfolio - Class A
AB VPS Relative Value Portfolio - Class A
AB VPS Sustainable Global Thematic Portfolio - Class A

American Funds Insurance Series®:
American Funds® IS Global Growth Fund - Class 2
American Funds® IS Global Small Capitalization Fund - Class 2
American Funds® IS Growth Fund - Class 2
American Funds® IS Growth-Income Fund - Class 2
American Funds® IS International Fund - Class 2

Delaware VIP® Trust:
Nomura VIP Emerging Markets Series - Standard Class
Nomura VIP Small Cap Value Series - Standard Class

Deutsche DWS Investments VIT Funds:
DWS Equity 500 Index VIP Portfolio - Class A
DWS Small Cap Index VIP Portfolio - Class A

Deutsche DWS Variable Series II:
DWS Alternative Asset Allocation VIP Portfolio - Class A

Fidelity® Variable Insurance Products:
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class
Fidelity® VIP Contrafund® Portfolio - Service Class
Fidelity® VIP Equity-Income Portfolio - Initial Class
Fidelity® VIP Equity-Income Portfolio - Service Class
Fidelity® VIP Growth Opportunities Portfolio - Service Class
Fidelity® VIP Growth Portfolio - Service Class
Fidelity® VIP High Income Portfolio - Service Class
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
Fidelity® VIP Mid Cap Portfolio - Service Class
Fidelity® VIP Overseas Portfolio - Service Class

Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund - Class 1
Franklin Mutual Shares VIP Fund - Class 1
Franklin Small-Mid Cap Growth VIP Fund - Class 1
Templeton Foreign VIP Fund - Class 1
Templeton Foreign VIP Fund - Class 2
Templeton Global Bond VIP Fund - Class 1
Templeton Growth VIP Fund - Class 1
Templeton Growth VIP Fund - Class 2

Janus Aspen Series:
Janus Henderson Balanced Portfolio - Institutional Shares
Janus Henderson Balanced Portfolio - Service Shares
Janus Henderson Enterprise Portfolio - Service Shares
Janus Henderson Global Research Portfolio - Institutional Shares
Janus Henderson Global Research Portfolio - Service Shares
Janus Henderson Global Technology and Innovation Portfolio - Service Shares

Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Mid Cap Portfolio - Class I

Lincoln Variable Insurance Products Trust*:
Lincoln Hedged S&P 500 Conservative Fund - Service Class**
Lincoln Hedged S&P 500 Fund - Service Class**
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class
LVIP American Century Balanced Fund - Standard Class II
LVIP American Century Inflation Protection Fund - Standard Class II
LVIP American Century Ultra® Fund - Standard Class
LVIP Baron Growth Opportunities Fund - Service Class
LVIP Baron Growth Opportunities Fund - Standard Class
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
LVIP BlackRock Equity Dividend Fund - Standard Class
LVIP BlackRock Global Allocation Fund - Standard Class
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
LVIP BlackRock Real Estate Fund - Standard Class
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class
LVIP Dimensional International Core Equity Fund - Standard Class
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class
LVIP Franklin Templeton Core Bond Fund - Standard Class
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
LVIP Government Money Market Fund - Standard Class
LVIP JPMorgan High Yield Fund - Standard Class
LVIP JPMorgan Retirement Income Fund - Standard Class
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
LVIP JPMorgan Short Duration Bond Fund - Standard Class
LVIP MFS International Growth Fund - Standard Class
LVIP MFS Value Fund - Standard Class
LVIP Mondrian Global Income Fund - Standard Class
LVIP Mondrian International Value Fund - Standard Class
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
LVIP Nomura Diversified Floating Rate Fund - Standard Class
LVIP Nomura High Yield Fund - Standard Class
LVIP Nomura Mid Cap Value Fund - Standard Class
LVIP Nomura SMID Cap Core Fund - Standard Class
LVIP Nomura Social Awareness Fund - Standard Class
LVIP Nomura U.S. Growth Fund - Standard Class
LVIP Nomura U.S. REIT Fund - Standard Class
LVIP SSGA Bond Index Fund - Standard Class
LVIP SSGA Conservative Index Allocation Fund - Standard Class
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
LVIP SSGA International Index Fund - Standard Class
LVIP SSGA International Managed Volatility Fund - Standard Class
LVIP SSGA Mid-Cap Index Fund - Standard Class
LVIP SSGA Moderate Index Allocation Fund - Standard Class
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
LVIP SSGA S&P 500 Index Fund - Standard Class
LVIP SSGA Small-Cap Index Fund - Standard Class
LVIP Structured Conservative Allocation Fund - Standard Class
LVIP Structured Moderate Allocation Fund - Standard Class
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class
LVIP T. Rowe Price 2020 Fund - Standard Class
LVIP T. Rowe Price 2030 Fund - Standard Class
LVIP T. Rowe Price 2040 Fund - Standard Class
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class
LVIP Vanguard Bond Allocation Fund - Standard Class
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
LVIP Vanguard International Equity ETF Fund - Standard Class
LVIP Wellington SMID Cap Value Fund - Standard Class

M Fund, Inc.:
M Capital Appreciation Fund
M International Equity Fund
M Large Cap Growth Fund
M Large Cap Value Fund

MFS® Variable Insurance Trust:
MFS® VIT Growth Series - Initial Class
MFS® VIT Total Return Series - Initial Class
MFS® VIT Utilities Series - Initial Class

MFS® Variable Insurance Trust II:
MFS® VIT II Core Equity Portfolio - Initial Class

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
Neuberger Berman AMT Quality Equity Portfolio - I Class

Northern Lights Variable Trust:
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares
TOPS® Balanced ETF Portfolio - Class 2 Shares
TOPS® Conservative ETF Portfolio - Class 2 Shares
TOPS® Growth ETF Portfolio - Class 2 Shares
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares

PIMCO Variable Insurance Trust:
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class

Putnam Variable Trust:
Putnam VT Global Health Care Fund - Class IB
Putnam VT Large Cap Value Fund - Class IB
* Denotes an affiliate of the Company
** Available fund with no money invested at December 31, 2025
Each subaccount invests in shares of a single underlying Fund. The investment performance of the subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders’ investments in the Fund and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.
Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2025. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.
Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account’s investments in the Funds have not been classified in the fair value hierarchy.
Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.
ASC 946-10-15, “Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions” provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity’s purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.
Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.
Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a “life insurance company” under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account’s Net Investment Income (Loss) and the Net Realized Gain (Loss) on Investments.
Segment Reporting: In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations.
Each subaccount of the Variable Account constitutes a single operating segment and therefore, a single reportable segment because the CODM manages the activities of the Variable Account using information of each fund. The Variable Account is engaged in a single line of business as a registered unit investment trust. The Variable Account is a funding vehicle for individual variable life contracts with assets owned by the Company to support the liabilities of the applicable insurance contracts. The subaccounts have identified the Board of Directors of the Lincoln Financial Investments Corporation as the chief operating decision maker ("CODM") as the Variable Account does not have employees and is not a separate legal entity. Lincoln Financial Investments Corporation is a wholly owned subsidiary of the Company.
The CODM uses Net Increase (Decrease) in Net Assets Resulting from Operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the subaccounts within the Variable Account. The accounting policies used to measure profit and loss of the segments are the same as those described in the Accounting Policies and Variable Account Information (see note 1). The measure of segment assets is reported on the Statements of assets and liabilities as Total Assets and significant segment expenses are listed on the Statements of operations. Refer to the Statements of operations and Statements of changes in net assets for each subaccount's operating segment results as of December 31, 2025 and 2024
Investment Fund Changes: During 2024, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2024, the 2024 Statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2024:

Lincoln S&P 500 Buffer Fund May - Service Class	LVIP SSGA Mid-Cap Index Fund - Standard Class
Lincoln S&P 500 Ultra Buffer Fund May - Service Class
Also during 2024, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the American Century Variable Portfolios, Inc. The following funds were affected:

Predecessor Fund	Fund
American Century VP Balanced Fund - Class I	LVIP American Century Balanced Fund - Standard Class II
American Century VP Inflation Protection Fund - Class I	LVIP American Century Inflation Protection Fund - Standard Class II
Also during 2024, the following funds changed their names:

Previous Fund Name	New Fund Name
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	Lincoln Hedged S&P 500 Conservative Fund - Service Class
Lincoln S&P 500 Buffer Fund May - Service Class	Lincoln Hedged S&P 500 Fund - Service Class
LVIP T. Rowe Price Growth Stock Fund - Standard Class	LVIP AllianceBernstein Large Cap Growth Fund - Standard Class
LVIP Delaware Bond Fund - Standard Class	LVIP Macquarie Bond Fund - Standard Class
LVIP Delaware Diversified Floating Rate Fund - Standard Class	LVIP Macquarie Diversified Floating Rate Fund - Standard Class
LVIP Delaware Diversified Income Fund - Standard Class	LVIP Macquarie Diversified Income Fund - Standard Class
LVIP Delaware High Yield Fund - Standard Class	LVIP Macquarie High Yield Fund - Standard Class
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class
LVIP Delaware Mid Cap Value Fund - Standard Class	LVIP Macquarie Mid Cap Value Fund - Standard Class
LVIP Delaware SMID Cap Core Fund - Standard Class	LVIP Macquarie SMID Cap Core Fund - Standard Class
LVIP Delaware Social Awareness Fund - Standard Class	LVIP Macquarie Social Awareness Fund - Standard Class
LVIP Delaware U.S. Growth Fund - Standard Class	LVIP Macquarie U.S. Growth Fund - Standard Class
LVIP Delaware U.S. REIT Fund - Standard Class	LVIP Macquarie U.S. REIT Fund - Standard Class
LVIP Delaware Value Fund - Standard Class	LVIP Macquarie Value Fund - Standard Class
LVIP Delaware Wealth Builder Fund - Standard Class	LVIP Macquarie Wealth Builder Fund - Standard Class
Delaware VIP® Emerging Markets Series - Standard Class	Macquarie VIP Emerging Markets Series - Standard Class
Delaware VIP® Small Cap Value Series - Standard Class	Macquarie VIP Small Cap Value Series - Standard Class
Also during 2024, the following fund merger occurred:

Fund Acquired	Acquiring Fund
LVIP Wellington Capital Growth Fund - Standard Class	LVIP American Century Ultra Fund - Standard Class
During 2025, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2025, the 2025 Statements of operations and Statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2025:

TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	TOPS® Growth ETF Portfolio - Class 2 Shares
TOPS® Conservative ETF Portfolio - Class 2 Shares
Also during 2025, Nomura Asset Management acquired Macquarie Management Holdings, Inc. The following funds were affected:

Predecessor Fund	Fund
Macquarie VIP Emerging Markets Series - Standard Class	Nomura VIP Emerging Markets Series - Standard Class
Macquarie VIP Small Cap Value Series - Standard Class	Nomura VIP Small Cap Value Series - Standard Class
Also during 2025, the LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class fund ceased to be available as an investment option to Variable Account contract owners.
Also during 2025, the following funds changed their names:

Previous Fund Name	New Fund Name
Fidelity® VIP Asset Manager Portfolio - Initial Class	Fidelity® VIP Asset Manager 50% Portfolio - Initial Class
LVIP Macquarie Value Fund - Standard Class	LVIP BlackRock Equity Dividend Fund - Standard Class
LVIP Macquarie Diversified Income Fund - Standard Class	LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class
LVIP Macquarie Bond Fund - Standard Class	LVIP Franklin Templeton Core Bond Fund - Standard Class
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	LVIP JPMorgan Short Duration Bond Fund - Standard Class
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	LVIP Nomura Diversified Floating Rate Fund - Standard Class
LVIP Macquarie High Yield Fund - Standard Class	LVIP Nomura High Yield Fund - Standard Class
LVIP Macquarie Mid Cap Value Fund - Standard Class	LVIP Nomura Mid Cap Value Fund - Standard Class
LVIP Macquarie SMID Cap Core Fund - Standard Class	LVIP Nomura SMID Cap Core Fund - Standard Class
LVIP Macquarie Social Awareness Fund - Standard Class	LVIP Nomura Social Awareness Fund - Standard Class
LVIP Macquarie U.S. Growth Fund - Standard Class	LVIP Nomura U.S. Growth Fund - Standard Class
LVIP Macquarie U.S. REIT Fund - Standard Class	LVIP Nomura U.S. REIT Fund - Standard Class
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	Neuberger Berman AMT Quality Equity Portfolio - I Class
Also during 2025, the following fund merger occurred:

Fund Acquired	Acquiring Fund
LVIP Macquarie Wealth Builder Fund - Standard Class	LVIP Structured Moderate Allocation Fund - Standard Class

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
2. Mortality and Expense Guarantees and Other Transactions with Affiliates
Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the Statements of operations. For the Lincoln SVULONE 2021 and Lincoln AssetEdge SVUL products, the mortality and expense guarantees are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account. The rates are as follows for the fifteen policy types within the Variable Account:

- Lincoln SVUL - annual rate of .80%.
- Lincoln SVUL-I - annual rate of .80%.
- Lincoln SVUL-II - annual rate of .80%.
- Lincoln SVUL-III - annual rate of .80% for policy years one through nineteen and .40% thereafter.
- Lincoln SVUL-IV - annual rate of .60% for policy years one through nineteen and .20% thereafter.
- Lincoln SVULONE - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln Momentum SVULONE - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln SVULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln Momentum SVULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln PreservationEdge SVUL - annual rate of .10% for policy years one through twenty and .00% thereafter.
- Lincoln SVULONE 2013 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln SVULONE 2016 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln SVULONE 2019 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln SVULONE 2021 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln AssetEdge SVUL - annual rate of .00% for all policy years.
The Lincoln SVULONE 2021 and Lincoln AssetEdge SVUL products assess a mortality and expense guarantees charge. The mortality and expense guarantees deducted as a monthly charge for the year ended December 31, 2025 amounted to $6,252,516. There were no mortality and expense guarantees deducted as a monthly charge for the year ended December 31, 2024.
The Company deducts a premium load to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectus for the premium load charge. The premium loads for the years ended December 31, 2025 and 2024, amounted to $17,682,639 and $19,432,612, respectively.
The Company charges a monthly administrative fee which varies by product. Refer to the product prospectus for the administrative fee rate. The administrative fees are for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2025 and 2024, totaled $76,126,760 and $87,924,347, respectively.
The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2025 and 2024, amounted to $75,859,846 and $73,603,376, respectively.
Under certain circumstances, the Company reserves the right to charge a transfer fee which varies by product, refer to the product prospectus for the transfer fee charge. For the years ended December 31, 2025 and 2024, no transfer fees were deducted from the variable subaccounts.
The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge assessed, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln SVULONE, Lincoln Momentum SVULONE, Lincoln SVULONE 2007, Lincoln Momentum SVULONE 2007, Lincoln PreservationEdge SVUL, Lincoln SVULONE 2013, Lincoln SVULONE 2016, Lincoln SVULONE 2019 and Lincoln AssetEdge SVUL. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. For the years ending December 31, 2025 and 2024, full surrender charges and partial surrender administrative charges totaled $2,635,221 and $1,505,072, respectively.
Premium load, cost of insurance, administrative, surrender and transfer fees are included within Net unit transactions on the Statements of changes in net assets.

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
3. Financial Highlights
A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2025, follows:

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

AB VPS Discovery Value Portfolio - Class A	2025		0.00%	0.90%	15.77	80.24	2,259,286	47,906,425	1.96%	2.89%	0.86%
	2024		0.00%	0.90%	15.39	78.06	1,960,239	43,756,604	9.03%	10.02%	0.88%
	2023		0.00%	0.90%	14.05	71.02	1,808,513	39,743,378	16.13%	17.18%	1.09%
	2022		0.00%	0.90%	12.04	60.67	1,544,323	32,281,026	-16.39%	-15.63%	1.11%
	2021		0.00%	0.90%	15.60	71.98	1,439,445	39,188,846	34.73%	35.81%	0.77%

AB VPS International Value Portfolio - Class A	2025		0.10%	0.80%	14.89	37.10	249,193	4,330,605	40.57%	41.55%	2.54%
	2024		0.10%	0.80%	10.59	26.21	269,141	3,294,101	4.23%	4.96%	2.73%
	2023		0.10%	0.80%	10.16	24.97	263,832	3,064,951	14.23%	15.03%	0.81%
	2022		0.10%	0.80%	8.90	21.71	289,157	2,934,931	-14.30%	-13.70%	4.56%
	2021		0.10%	0.80%	10.38	25.16	311,584	3,763,142	10.20%	10.97%	1.98%

AB VPS Large Cap Growth Portfolio - Class A	2025		0.20%	0.80%	15.72	94.93	100,170	6,493,275	12.24%	12.91%	0.00%
	2024		0.20%	0.80%	13.92	84.58	98,366	5,866,011	24.26%	25.01%	0.05%
	2023		0.40%	0.80%	15.79	74.07	97,398	4,840,447	34.05%	34.59%	0.00%
	2022		0.40%	0.80%	11.74	55.86	97,187	4,132,380	-29.08%	-28.79%	0.00%
	2021		0.40%	0.80%	67.22	78.76	99,045	6,297,973	27.91%	28.20%	0.00%

AB VPS Relative Value Portfolio - Class A	2025		0.10%	0.80%	17.45	80.28	345,724	14,504,081	9.59%	10.36%	1.12%
	2024		0.10%	0.80%	15.86	72.74	322,920	13,090,052	12.12%	12.91%	1.45%
	2023		0.10%	0.80%	14.09	64.43	336,271	12,945,835	11.13%	11.91%	1.53%
	2022		0.10%	0.80%	12.63	57.57	323,711	11,677,192	-4.96%	-4.29%	1.32%
	2021		0.10%	0.80%	17.73	60.15	335,687	12,629,574	27.14%	28.03%	0.84%

AB VPS Sustainable Global Thematic Portfolio - Class A	2025		0.00%	0.90%	15.35	61.96	713,734	18,059,747	5.37%	6.32%	0.00%
	2024		0.00%	0.90%	14.49	58.33	636,100	17,410,039	5.26%	6.21%	0.00%
	2023		0.00%	0.90%	13.70	54.98	539,758	13,341,734	14.97%	16.01%	0.29%
	2022		0.00%	0.90%	11.86	47.44	533,458	11,768,961	-27.64%	-26.98%	0.00%
	2021		0.00%	0.90%	27.34	65.03	478,274	15,296,592	21.77%	22.75%	0.00%

American Funds® IS Global Growth Fund - Class 2	2025		0.00%	0.90%	18.36	89.29	4,567,171	152,555,217	20.54%	21.63%	1.41%
	2024		0.00%	0.90%	15.15	73.49	4,446,405	126,861,345	12.66%	13.68%	1.58%
	2023		0.00%	0.90%	13.38	64.71	4,090,734	108,613,308	21.51%	22.60%	0.92%
	2022		0.00%	0.90%	10.96	52.83	4,042,591	89,639,499	-25.41%	-24.74%	0.71%
	2021		0.00%	0.90%	23.02	70.27	3,255,266	104,380,210	15.38%	16.30%	0.34%

American Funds® IS Global Small Capitalization Fund - Class 2	2025		0.00%	0.90%	12.97	54.08	2,622,210	55,196,007	13.61%	14.64%	0.36%
	2024		0.00%	0.90%	11.36	47.22	2,564,736	49,330,125	1.41%	2.33%	1.06%
	2023		0.00%	0.90%	11.15	46.19	2,334,996	45,906,952	15.13%	16.17%	0.28%
	2022		0.00%	0.90%	9.63	48.59	2,147,350	38,096,506	-30.19%	-29.55%	0.00%
	2021		0.00%	0.90%	18.91	69.52	1,674,391	45,369,148	5.78%	6.63%	0.00%

American Funds® IS Growth Fund - Class 2	2025		0.00%	0.90%	25.86	165.10	7,670,436	399,113,991	19.15%	20.23%	0.16%
	2024		0.00%	0.90%	21.59	137.46	7,701,626	359,499,937	30.45%	31.63%	0.34%
	2023		0.00%	0.90%	16.47	104.54	7,738,266	291,275,530	37.24%	38.48%	0.36%
	2022		0.00%	0.90%	11.94	75.56	7,475,598	217,646,542	-30.57%	-29.94%	0.33%
	2021		0.00%	0.90%	28.79	107.96	6,325,776	287,604,509	20.90%	21.87%	0.22%

American Funds® IS Growth-Income Fund - Class 2	2025		0.00%	0.90%	20.67	106.27	10,744,180	397,911,059	17.01%	18.06%	0.92%
	2024		0.00%	0.90%	17.58	90.10	10,631,844	362,518,006	23.11%	24.23%	1.12%
	2023		0.00%	0.90%	14.20	72.60	10,117,495	297,246,960	25.01%	26.14%	1.40%
	2022		0.00%	0.90%	11.31	57.62	9,702,546	238,937,835	-17.24%	-16.49%	1.31%
	2021		0.00%	0.90%	20.10	69.06	8,941,857	281,326,171	22.98%	23.97%	1.14%

American Funds® IS International Fund - Class 2	2025		0.00%	0.90%	13.33	40.29	7,487,379	147,218,525	25.63%	26.76%	1.35%
	2024		0.00%	0.90%	10.55	32.04	7,746,369	123,670,887	2.23%	3.16%	1.22%
	2023		0.00%	0.90%	10.27	34.86	7,109,040	114,835,746	14.81%	15.84%	1.35%
	2022		0.00%	0.90%	8.90	30.33	6,676,584	97,367,020	-21.50%	-20.79%	1.80%
	2021		0.00%	0.90%	14.76	38.60	6,121,871	116,512,521	-2.38%	-1.59%	2.55%

BlackRock Global Allocation V.I. Fund - Class I	2021		0.00%	0.90%	15.44	26.36	7,841,906	145,629,444	5.72%	6.57%	0.93%

ClearBridge Variable Mid Cap Portfolio - Class I	2025		0.00%	0.90%	13.85	22.24	1,162,249	21,880,388	3.41%	4.35%	0.30%
	2024		0.00%	0.90%	13.33	21.34	1,027,799	19,291,993	9.02%	10.01%	0.61%
	2023		0.00%	0.90%	12.17	19.42	1,009,304	17,810,505	11.91%	12.92%	0.13%
	2022		0.00%	0.90%	10.82	17.21	1,004,561	15,796,811	-25.98%	-25.31%	0.35%
	2021		0.00%	0.90%	18.40	23.07	957,131	20,478,871	27.55%	28.58%	0.03%

DWS Alternative Asset Allocation VIP Portfolio - Class A	2025		0.00%	0.90%	13.16	21.61	865,946	13,360,539	9.51%	10.50%	4.13%
	2024		0.00%	0.90%	11.96	19.58	811,134	11,528,473	4.69%	5.64%	3.63%
	2023		0.00%	0.90%	12.25	18.55	753,176	10,239,021	5.24%	6.19%	6.70%
	2022		0.00%	0.90%	11.53	17.49	711,159	9,398,486	-8.25%	-7.42%	7.26%
	2021		0.00%	0.90%	12.91	18.91	663,839	9,240,645	11.73%	12.63%	1.68%

DWS Equity 500 Index VIP Portfolio - Class A	2025		0.20%	0.80%	16.19	78.08	2,579,751	113,009,743	16.70%	17.40%	1.07%
	2024		0.20%	0.80%	13.79	66.78	2,381,218	101,531,677	23.63%	24.38%	1.21%
	2023		0.20%	0.80%	14.78	53.91	2,434,792	86,630,692	25.00%	25.75%	1.38%
	2022		0.20%	0.80%	11.78	48.67	2,398,578	72,299,757	-18.99%	-18.50%	1.24%
	2021		0.20%	0.80%	25.09	60.07	2,210,732	90,850,582	27.38%	28.14%	1.43%

DWS Small Cap Index VIP Portfolio - Class A	2025		0.20%	0.80%	12.79	59.25	448,361	10,227,484	11.74%	12.41%	1.34%
	2024		0.20%	0.80%	11.38	53.03	323,910	9,359,837	10.27%	10.93%	1.17%
	2023		0.20%	0.80%	12.47	48.09	301,488	8,720,499	15.83%	16.52%	1.12%
	2022		0.20%	0.80%	10.72	45.81	251,315	7,832,431	-21.27%	-20.79%	0.92%
	2021		0.20%	0.80%	21.03	58.18	232,425	9,942,922	13.59%	14.27%	0.82%

Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	2025		0.80%	0.80%	36.12	36.12	18,888	682,144	14.07%	14.07%	2.83%
	2024		0.80%	0.80%	31.66	31.66	19,917	630,600	7.63%	7.63%	2.45%
	2023		0.80%	0.80%	29.42	29.42	20,515	603,478	12.04%	12.04%	2.40%
	2022		0.80%	0.80%	26.25	26.25	20,340	533,997	-15.61%	-15.61%	2.08%
	2021		0.80%	0.80%	31.11	31.11	21,003	653,457	9.04%	9.04%	1.65%

Fidelity® VIP Contrafund® Portfolio - Service Class	2025		0.00%	0.90%	24.19	133.69	4,510,708	208,734,031	20.29%	21.38%	0.05%
	2024		0.00%	0.90%	20.01	110.25	4,620,751	191,183,185	32.44%	33.63%	0.09%
	2023		0.00%	0.90%	15.04	82.59	4,714,300	154,975,850	32.15%	33.34%	0.39%
	2022		0.00%	0.90%	11.32	62.00	4,746,884	123,086,549	-27.04%	-26.38%	0.41%
	2021		0.00%	0.90%	23.37	84.30	4,293,988	164,118,695	26.57%	27.58%	0.05%

Fidelity® VIP Equity-Income Portfolio - Initial Class	2025		0.80%	0.80%	57.53	57.53	45,376	2,610,279	18.07%	18.07%	1.77%
	2024		0.80%	0.80%	48.72	48.72	51,212	2,495,087	14.43%	14.43%	1.75%
	2023		0.80%	0.80%	42.58	42.58	56,101	2,388,650	9.77%	9.77%	1.89%
	2022		0.80%	0.80%	38.79	38.79	62,366	2,419,138	-5.72%	-5.72%	1.87%
	2021		0.80%	0.80%	41.14	41.14	66,898	2,752,227	23.90%	23.90%	1.82%

Fidelity® VIP Equity-Income Portfolio - Service Class	2025		0.20%	0.80%	14.55	52.96	114,872	2,996,157	17.97%	18.68%	1.71%
	2024		0.20%	0.80%	12.26	44.89	121,530	2,771,126	14.33%	15.01%	1.68%
	2023		0.40%	0.80%	13.62	39.27	113,864	2,523,758	9.65%	10.09%	1.82%
	2022		0.40%	0.80%	12.38	39.38	90,351	2,492,204	-5.84%	-5.47%	1.79%
	2021		0.40%	0.80%	35.80	41.82	81,008	2,949,408	23.83%	24.08%	1.85%

Fidelity® VIP Growth Opportunities Portfolio - Service Class	2025		0.80%	0.80%	86.90	89.69	82,614	7,342,224	20.92%	20.92%	0.00%
	2024		0.80%	0.80%	71.87	74.17	88,409	6,501,370	37.65%	37.65%	0.00%
	2023		0.80%	0.80%	52.21	53.88	98,421	5,251,514	44.35%	44.35%	0.00%
	2022		0.80%	0.80%	36.17	37.33	108,360	4,015,106	-38.71%	-38.71%	0.00%
	2021		0.80%	0.80%	59.01	60.90	120,235	7,278,340	10.94%	10.94%	0.00%

Fidelity® VIP Growth Portfolio - Service Class	2025		0.00%	0.90%	24.53	166.77	2,646,638	122,773,485	13.75%	14.78%	0.20%
	2024		0.00%	0.90%	21.46	145.44	2,881,758	124,777,229	29.10%	30.27%	0.00%
	2023		0.00%	0.90%	16.54	111.76	2,800,857	98,740,281	34.88%	36.09%	0.04%
	2022		0.00%	0.90%	12.20	82.20	2,773,664	74,010,589	-25.20%	-24.52%	0.50%
	2021		0.00%	0.90%	29.23	109.02	2,055,121	84,492,674	21.98%	22.96%	0.00%

Fidelity® VIP High Income Portfolio - Service Class	2025		0.80%	0.80%	25.06	25.07	100,371	2,515,799	9.44%	9.44%	6.52%
	2024		0.80%	0.80%	22.90	22.90	102,117	2,338,715	7.86%	7.86%	5.94%
	2023		0.80%	0.80%	21.23	21.23	102,401	2,174,365	9.62%	9.62%	5.79%
	2022		0.80%	0.80%	19.37	19.37	103,141	1,997,819	-12.26%	-12.26%	5.13%
	2021		0.80%	0.80%	22.08	22.08	106,906	2,360,139	3.66%	3.66%	5.28%

Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	2025		0.80%	0.80%	25.17	25.17	46,042	1,158,867	6.37%	6.37%	3.33%
	2024		0.80%	0.80%	23.66	23.66	49,256	1,165,528	0.98%	0.98%	3.49%
	2023		0.80%	0.80%	23.43	23.43	51,106	1,197,587	5.36%	5.36%	2.64%
	2022		0.80%	0.80%	22.24	22.24	50,880	1,131,670	-13.65%	-13.65%	2.13%
	2021		0.80%	0.80%	25.76	25.76	57,074	1,470,177	-1.40%	-1.40%	2.04%

Fidelity® VIP Mid Cap Portfolio - Service Class	2025		0.00%	0.90%	18.49	78.28	4,139,581	106,061,310	10.66%	11.66%	0.39%
	2024		0.00%	0.90%	16.63	70.17	3,552,204	89,658,817	16.30%	17.35%	0.48%
	2023		0.00%	0.90%	14.23	59.85	3,466,759	77,268,542	13.97%	15.00%	0.54%
	2022		0.00%	0.90%	12.42	52.10	3,247,510	64,974,508	-15.62%	-14.85%	0.41%
	2021		0.00%	0.90%	17.73	61.25	3,123,486	75,910,828	24.38%	25.38%	0.52%

Fidelity® VIP Overseas Portfolio - Service Class	2025		0.10%	0.80%	15.33	46.02	219,447	6,413,499	19.32%	20.16%	1.58%
	2024		0.10%	0.80%	12.80	38.30	200,290	5,114,088	4.12%	4.85%	1.61%
	2023		0.10%	0.80%	12.24	36.53	204,385	5,061,592	19.45%	20.29%	0.94%
	2022		0.10%	0.80%	10.21	30.37	211,471	4,554,676	-25.19%	-24.66%	1.00%
	2021		0.10%	0.80%	17.70	40.30	202,143	6,038,741	18.62%	19.45%	0.46%

Franklin Income VIP Fund - Class 1	2025		0.00%	0.90%	14.43	43.88	3,496,433	68,849,411	11.86%	12.87%	4.96%
	2024		0.00%	0.90%	12.84	38.91	3,384,208	60,854,272	6.50%	7.46%	5.19%
	2023		0.00%	0.90%	11.99	36.25	3,215,839	55,143,845	7.90%	8.87%	5.37%
	2022		0.00%	0.90%	11.06	33.33	2,601,173	43,477,312	-6.09%	-5.24%	4.89%
	2021		0.00%	0.90%	14.03	35.20	2,621,792	48,740,751	15.96%	16.89%	4.64%

Franklin Mutual Shares VIP Fund - Class 1	2025		0.00%	0.90%	14.58	50.72	1,357,289	30,815,814	10.81%	11.81%	2.31%
	2024		0.00%	0.90%	13.09	45.41	1,277,718	26,983,933	10.50%	11.50%	2.21%
	2023		0.00%	0.90%	11.79	40.76	1,211,991	24,534,510	12.71%	13.73%	2.14%
	2022		0.00%	0.90%	10.41	35.88	1,197,907	22,529,046	-7.99%	-7.15%	2.15%
	2021		0.00%	0.90%	13.27	38.68	1,177,183	23,811,004	18.45%	19.40%	3.09%

Franklin Small-Mid Cap Growth VIP Fund - Class 1	2025		0.10%	0.80%	15.24	82.10	233,864	7,587,145	1.89%	2.60%	0.00%
	2024		0.10%	0.80%	14.90	80.02	227,657	7,494,151	10.43%	11.20%	0.00%
	2023		0.10%	0.80%	13.44	71.96	216,788	7,079,489	26.11%	27.00%	0.00%
	2022		0.10%	0.80%	10.61	56.66	187,268	5,505,125	-34.05%	-33.59%	0.00%
	2021		0.10%	0.80%	24.26	85.32	170,452	8,719,134	9.38%	10.14%	0.00%

Invesco V.I. American Franchise Fund - Series I Shares	2025		0.40%	0.80%	21.52	63.08	770,972	22,495,100	10.77%	11.22%	0.00%
	2024		0.40%	0.80%	19.35	56.95	795,649	20,811,812	33.81%	34.35%	0.00%
	2023		0.40%	0.80%	14.40	42.56	857,519	16,845,501	39.80%	40.36%	0.00%
	2022		0.80%	0.80%	12.91	35.70	853,418	12,203,094	-31.66%	-31.66%	0.00%
	2021		0.80%	0.80%	18.89	52.24	854,779	18,301,368	11.03%	11.03%	0.00%

Invesco V.I. Core Equity Fund - Series I Shares	2025		0.40%	0.80%	19.54	49.27	632,990	20,437,792	15.24%	15.70%	0.66%
	2024		0.40%	0.80%	16.89	42.75	665,555	18,717,096	24.61%	25.11%	0.71%
	2023		0.40%	0.80%	13.50	34.31	702,869	15,937,334	22.38%	22.87%	0.74%
	2022		0.80%	0.80%	17.74	33.63	731,048	13,635,180	-21.18%	-21.18%	0.92%
	2021		0.80%	0.80%	22.50	42.67	709,268	17,957,576	26.72%	26.72%	0.66%

Invesco V.I. Core Plus Bond Fund - Series I Shares	2025		0.80%	0.80%	18.56	18.56	37,968	704,712	6.24%	6.24%	4.19%
	2024		0.80%	0.80%	17.47	17.47	36,958	645,705	2.24%	2.24%	3.71%
	2023		0.80%	0.80%	17.09	17.09	39,462	674,361	5.29%	5.29%	2.65%
	2022		0.80%	0.80%	16.23	16.23	38,292	621,474	-15.22%	-15.22%	0.55%
	2021		0.80%	0.80%	19.14	19.14	39,510	756,322	-1.45%	-1.45%	1.51%

Invesco V.I. EQV International Equity Fund - Series I Shares	2025		0.00%	0.90%	13.46	34.08	1,308,933	23,696,564	15.46%	16.50%	1.45%
	2024		0.00%	0.90%	11.60	29.49	1,407,145	21,715,561	-0.28%	0.62%	1.80%
	2023		0.00%	0.90%	11.57	29.54	1,313,719	20,306,804	17.09%	18.15%	0.20%
	2022		0.00%	0.90%	9.84	32.63	1,345,234	17,606,154	-19.04%	-18.31%	1.79%
	2021		0.00%	0.90%	14.66	40.26	1,260,751	20,732,052	4.94%	5.78%	1.25%

Janus Henderson Balanced Portfolio - Institutional Shares	2025		0.80%	0.80%	52.71	60.15	234,222	12,641,381	14.19%	14.19%	2.00%
	2024		0.80%	0.80%	46.16	52.67	268,284	12,662,582	14.51%	14.51%	2.07%
	2023		0.80%	0.80%	40.31	46.00	280,580	11,569,183	14.61%	14.61%	2.09%
	2022		0.80%	0.80%	35.17	40.14	298,974	10,756,670	-17.15%	-17.15%	1.24%
	2021		0.80%	0.80%	42.46	48.45	310,115	13,471,298	16.26%	16.26%	0.91%

Janus Henderson Balanced Portfolio - Service Shares	2025		0.20%	0.80%	13.45	55.57	168,036	3,960,936	13.91%	14.59%	1.71%
	2024		0.40%	0.80%	13.95	48.78	168,009	3,479,482	14.23%	14.69%	1.76%
	2023		0.40%	0.80%	12.17	42.71	169,025	4,140,313	14.22%	14.67%	1.69%
	2022		0.40%	0.80%	10.61	38.46	177,716	4,533,295	-17.28%	-16.95%	1.02%
	2021		0.40%	0.80%	44.07	46.50	105,352	4,626,438	15.98%	16.21%	0.68%

Janus Henderson Enterprise Portfolio - Service Shares	2025		0.20%	0.80%	13.09	99.73	114,851	3,822,181	6.56%	7.20%	0.05%
	2024		0.20%	0.80%	12.21	93.59	118,455	3,867,194	14.40%	15.09%	0.61%
	2023		0.40%	0.80%	13.15	94.77	111,033	3,854,188	16.84%	17.31%	0.10%
	2022		0.40%	0.80%	11.21	81.11	75,013	3,216,187	-16.82%	-16.48%	0.08%
	2021		0.40%	0.80%	75.22	97.51	62,162	4,058,925	15.61%	15.84%	0.24%

Janus Henderson Global Research Portfolio - Institutional Shares	2025		0.80%	0.80%	28.17	44.23	270,884	8,410,140	19.95%	19.95%	0.60%
	2024		0.80%	0.80%	23.48	36.88	737,279	18,004,171	22.60%	22.60%	0.75%
	2023		0.80%	0.80%	19.15	30.08	749,297	14,957,243	25.77%	25.77%	0.93%
	2022		0.80%	0.80%	15.23	23.92	773,957	12,294,140	-20.05%	-20.05%	1.05%
	2021		0.80%	0.80%	19.05	29.92	777,723	15,475,080	17.15%	17.15%	0.52%

Janus Henderson Global Research Portfolio - Service Shares	2025		0.40%	0.80%	20.15	45.98	157,050	4,404,901	19.64%	20.12%	0.43%
	2024		0.40%	0.80%	16.78	38.44	157,679	3,678,895	22.28%	22.77%	0.60%
	2023		0.40%	0.80%	13.67	31.43	169,768	3,255,619	25.46%	25.96%	0.78%
	2022		0.40%	0.80%	10.85	28.58	175,093	2,693,854	-20.25%	-19.93%	0.90%
	2021		0.40%	0.80%	31.41	35.84	99,246	3,302,902	16.86%	16.86%	0.36%

Janus Henderson Global Technology and Innovation Portfolio - Service Shares	2025		0.80%	0.80%	55.48	55.49	97,884	5,430,725	23.85%	23.85%	0.00%
	2024		0.80%	0.80%	44.80	44.80	358,684	16,068,296	30.71%	30.71%	0.00%
	2023		0.80%	0.80%	34.27	34.28	404,470	13,862,609	53.05%	53.05%	0.00%
	2022		0.80%	0.80%	22.39	22.40	342,775	7,676,094	-37.63%	-37.63%	0.00%
	2021		0.80%	0.80%	35.90	35.91	355,054	12,747,357	16.81%	16.81%	0.11%

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	2022		0.00%	0.90%	11.15	13.50	533,002	6,995,783	-18.34%	-17.60%	1.86%
	2021		0.00%	0.90%	15.65	16.40	727,789	11,799,306	8.53%	9.40%	1.01%

LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	2025		0.00%	0.90%	18.58	123.18	2,585,640	94,658,592	12.98%	14.00%	0.00%
	2024		0.00%	0.90%	16.36	108.16	2,604,213	87,144,311	24.80%	25.93%	0.00%
	2023		0.00%	0.90%	15.76	85.98	2,598,179	73,629,191	45.01%	46.32%	0.00%
	2022		0.00%	0.90%	10.77	58.82	2,763,617	55,524,677	-41.25%	-40.72%	0.00%
	2021		0.00%	0.90%	26.13	99.32	1,982,915	72,204,054	19.39%	20.35%	0.00%

LVIP American Century Balanced Fund - Standard Class II	2025		0.00%	0.90%	14.64	21.08	1,647,694	31,931,377	8.63%	9.62%	1.93%
	2024		0.00%	0.90%	14.88	19.25	1,596,849	28,540,230	11.06%	12.06%	2.11%
	2023		0.00%	0.90%	13.27	17.19	1,493,362	24,092,292	15.36%	16.41%	1.95%
	2022		0.00%	0.90%	11.40	14.79	1,431,156	20,046,250	-18.01%	-17.27%	1.21%
	2021		0.00%	0.90%	17.10	17.89	1,400,358	24,138,476	14.73%	15.65%	0.72%

LVIP American Century Inflation Protection Fund - Standard Class II	2025		0.10%	0.80%	11.01	17.78	386,269	5,729,628	5.75%	6.50%	7.97%
	2024		0.10%	0.80%	10.37	16.78	463,694	6,463,078	1.00%	1.71%	4.04%
	2023		0.10%	0.80%	10.22	16.58	434,351	6,082,347	2.77%	3.50%	3.60%
	2022		0.10%	0.80%	9.91	16.10	484,613	6,611,540	-13.57%	-12.96%	5.15%
	2021		0.10%	0.80%	12.71	18.59	500,048	8,279,448	5.76%	6.51%	3.41%

LVIP American Century Ultra® Fund - Standard Class	2025		0.00%	0.90%	19.84	138.32	1,050,899	50,428,103	11.94%	12.95%	0.00%
	2024	8/23/2024	0.00%	0.90%	17.64	122.58	944,705	42,496,715	6.43%	6.77%	0.00%

LVIP Baron Growth Opportunities Fund - Service Class	2025		0.00%	0.90%	12.06	81.22	2,217,068	48,910,332	-10.88%	-10.08%	0.00%
	2024		0.00%	0.90%	13.46	90.41	1,815,353	48,284,969	4.50%	5.44%	0.23%
	2023		0.00%	0.90%	12.82	85.82	1,679,083	44,158,925	16.75%	17.81%	0.00%
	2022		0.00%	0.90%	10.93	72.92	1,537,254	36,648,788	-26.49%	-25.83%	0.00%
	2021		0.00%	0.90%	24.82	98.42	1,330,044	46,104,890	17.66%	18.60%	0.00%

LVIP Baron Growth Opportunities Fund - Standard Class	2025		0.20%	0.80%	9.70	54.21	30,661	413,518	-10.57%	-10.03%	0.00%
	2024		0.20%	0.80%	25.77	60.50	13,712	424,376	4.86%	5.49%	0.46%
	2023		0.20%	0.80%	24.43	57.58	9,893	481,796	17.17%	17.87%	0.00%
	2022		0.20%	0.80%	20.73	49.04	8,532	381,117	-26.24%	-25.79%	0.00%
	2021		0.20%	0.80%	27.93	66.35	12,642	786,052	18.07%	18.77%	0.00%

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	2025		0.10%	0.80%	20.22	57.07	2,314,369	50,480,007	10.95%	11.72%	2.27%
	2024		0.10%	0.80%	18.12	51.08	2,252,480	46,036,454	10.61%	11.39%	2.83%
	2023		0.10%	0.80%	16.28	45.86	2,194,325	42,870,856	8.52%	9.28%	2.76%
	2022		0.10%	0.80%	14.91	41.96	2,072,894	38,416,551	-3.06%	-2.38%	2.33%
	2021		0.10%	0.80%	15.29	42.99	2,197,585	41,953,241	22.09%	22.95%	2.12%

LVIP BlackRock Equity Dividend Fund - Standard Class	2025		0.00%	0.90%	14.57	69.14	3,125,602	74,867,229	12.41%	13.43%	1.80%
	2024		0.00%	0.90%	12.90	61.02	2,978,294	66,533,043	6.22%	7.18%	1.97%
	2023		0.00%	0.90%	12.08	56.98	2,734,562	61,607,525	2.56%	3.49%	1.79%
	2022		0.00%	0.90%	11.72	55.12	2,409,699	56,668,327	-4.14%	-3.27%	1.80%
	2021		0.00%	0.90%	15.88	57.04	2,616,060	65,191,238	21.32%	22.30%	5.67%

LVIP BlackRock Global Allocation Fund - Standard Class	2025		0.00%	0.90%	15.42	32.85	8,649,047	173,301,525	17.65%	18.71%	2.83%
	2024		0.00%	0.90%	13.04	27.70	8,699,427	151,080,333	8.52%	9.51%	1.35%
	2023		0.00%	0.90%	11.96	25.32	8,526,062	138,886,418	12.61%	13.62%	2.85%
	2022	6/3/2022	0.00%	0.90%	10.57	22.31	8,258,363	124,126,710	-5.43%	-4.94%	0.38%

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	2025		0.00%	0.90%	14.08	17.62	1,290,166	20,713,330	10.17%	11.17%	2.26%
	2024		0.00%	0.90%	12.67	15.87	1,361,285	19,844,033	10.18%	11.17%	2.36%
	2023		0.00%	0.90%	11.39	14.29	1,309,809	17,313,240	10.68%	11.68%	2.37%
	2022		0.00%	0.90%	10.20	12.81	1,211,535	14,449,869	-17.27%	-16.52%	1.66%
	2021		0.00%	0.90%	14.68	15.36	968,474	14,257,143	11.68%	12.58%	1.40%

LVIP BlackRock Inflation Protected Bond Fund - Standard Class	2025		0.00%	0.90%	11.59	14.84	2,236,347	28,371,779	4.81%	5.76%	0.85%
	2024		0.00%	0.90%	11.01	14.05	2,090,110	25,044,014	1.72%	2.64%	4.05%
	2023		0.00%	0.90%	10.77	13.70	1,918,325	22,718,672	4.13%	5.07%	2.44%
	2022		0.00%	0.90%	10.52	13.05	1,872,777	21,371,845	-5.56%	-4.70%	8.36%
	2021		0.00%	0.90%	11.51	13.71	2,142,072	25,573,737	3.73%	4.57%	6.92%

LVIP BlackRock Real Estate Fund - Standard Class	2025		0.00%	0.90%	10.53	43.65	1,993,684	27,195,217	7.94%	8.92%	3.72%
	2024		0.00%	0.90%	9.71	40.11	1,807,363	23,183,940	0.70%	1.61%	2.79%
	2023		0.00%	0.90%	9.60	39.52	1,738,650	22,468,793	12.05%	13.06%	3.05%
	2022		0.00%	0.90%	9.58	34.99	1,668,264	19,373,644	-29.28%	-28.64%	1.83%
	2021		0.00%	0.90%	14.35	49.08	1,240,425	20,825,698	26.87%	27.89%	7.01%

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	2025		0.00%	0.90%	14.69	18.84	433,460	7,417,963	8.00%	8.97%	1.94%
	2024		0.00%	0.90%	13.48	17.31	447,281	7,110,136	12.41%	13.42%	2.06%
	2023		0.00%	0.90%	11.88	15.27	449,948	6,377,523	11.35%	12.35%	2.02%
	2022		0.00%	0.90%	10.58	13.61	406,073	5,181,886	-17.26%	-16.51%	1.47%
	2021		0.00%	0.90%	15.60	16.32	362,505	5,640,201	13.63%	14.55%	1.35%

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	2025		0.10%	0.80%	20.24	78.18	248,735	7,948,669	4.68%	5.41%	0.00%
	2024		0.10%	0.80%	19.26	74.17	253,150	8,880,223	29.37%	30.28%	0.01%
	2023		0.10%	0.80%	14.83	56.93	254,489	6,543,108	33.08%	34.02%	0.41%
	2022		0.10%	0.80%	11.10	42.48	267,961	5,240,717	-27.32%	-26.81%	0.00%
	2021		0.10%	0.80%	21.72	58.04	269,865	7,205,380	29.81%	30.73%	0.00%

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	2025		0.10%	0.80%	22.66	60.06	325,509	7,723,530	2.08%	2.80%	0.00%
	2024		0.10%	0.80%	22.15	58.43	338,609	7,789,851	18.28%	19.11%	0.01%
	2023		0.10%	0.80%	18.69	49.05	383,737	7,627,121	16.82%	17.64%	0.28%
	2022		0.10%	0.80%	15.97	41.70	373,259	6,680,666	-24.18%	-23.64%	0.00%
	2021		0.10%	0.80%	21.02	54.61	346,093	8,008,485	12.38%	13.17%	0.00%

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	2025		0.10%	0.60%	23.03	24.29	30,833	729,376	10.15%	10.70%	0.92%
	2024		0.10%	0.60%	20.91	21.94	11,206	239,188	21.56%	22.17%	0.97%
	2023		0.10%	0.60%	17.20	17.96	10,409	182,231	21.80%	22.41%	1.12%
	2022		0.10%	0.60%	14.12	14.67	10,440	149,532	-17.94%	-17.53%	0.94%
	2021		0.10%	0.60%	17.21	17.79	10,042	174,795	21.31%	21.92%	0.58%

LVIP Dimensional International Core Equity Fund - Standard Class	2025		0.00%	0.90%	16.87	22.37	1,223,889	24,545,473	34.05%	35.26%	3.43%
	2024		0.00%	0.90%	12.52	16.57	1,278,921	19,002,873	2.14%	3.06%	2.46%
	2023		0.00%	0.90%	12.20	16.11	1,150,261	16,644,197	14.97%	16.01%	3.15%
	2022		0.00%	0.90%	11.73	13.91	1,136,881	14,245,233	-14.20%	-13.42%	3.52%
	2021		0.00%	0.90%	13.66	16.10	1,022,614	14,985,182	12.20%	13.10%	2.40%

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	2025		0.10%	0.80%	18.11	20.15	377,815	6,938,816	34.01%	34.95%	3.50%
	2024		0.10%	0.80%	13.06	14.94	423,664	5,742,020	3.86%	4.59%	2.88%
	2023		0.10%	0.80%	12.55	14.30	405,290	5,189,058	15.76%	16.57%	3.57%
	2022		0.10%	0.80%	10.82	12.28	417,797	4,607,863	-11.86%	-11.24%	3.04%
	2021		0.10%	0.80%	12.25	13.85	425,882	5,351,180	14.45%	15.25%	2.85%

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2025		0.00%	0.90%	20.65	102.49	691,763	22,479,162	14.62%	15.66%	1.06%
	2024		0.00%	0.90%	17.93	88.70	691,536	19,567,882	19.69%	20.77%	1.11%
	2023		0.00%	0.90%	14.91	73.52	718,915	17,629,949	21.68%	22.78%	1.41%
	2022		0.00%	0.90%	14.23	59.94	676,233	14,188,821	-16.01%	-15.25%	1.40%
	2021		0.00%	0.90%	20.61	70.79	627,021	16,692,551	26.41%	27.42%	1.19%

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	2025		0.00%	0.90%	23.91	32.82	543,667	16,401,164	14.35%	15.38%	0.97%
	2024		0.00%	0.90%	20.73	28.50	531,178	13,988,431	17.39%	18.45%	1.04%
	2023		0.00%	0.90%	17.50	24.11	552,694	12,352,179	20.56%	21.65%	1.28%
	2022		0.00%	0.90%	14.38	19.86	549,059	10,211,820	-14.68%	-13.91%	1.36%
	2021		0.00%	0.90%	19.39	23.11	493,669	10,802,921	26.63%	27.64%	1.10%

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	2025		0.10%	0.80%	25.05	40.28	619,746	16,164,257	8.16%	8.91%	1.16%
	2024		0.10%	0.80%	23.03	36.98	548,287	13,473,164	19.69%	20.53%	1.45%
	2023		0.10%	0.80%	19.12	30.68	536,003	11,508,263	20.98%	21.83%	1.22%
	2022		0.10%	0.80%	15.71	25.18	490,650	9,563,495	-15.37%	-14.77%	1.09%
	2021		0.10%	0.80%	18.45	29.55	484,258	11,075,758	26.68%	27.56%	1.06%

LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	2025		0.00%	0.90%	10.44	21.68	4,625,363	59,319,174	5.76%	6.72%	4.43%
	2024		0.00%	0.90%	9.82	20.44	4,574,202	56,739,890	1.07%	1.98%	4.62%
	2023		0.00%	0.90%	9.67	20.16	3,977,395	48,841,377	5.28%	6.24%	4.19%
	2022		0.00%	0.90%	9.14	19.10	3,735,955	44,720,715	-14.63%	-13.86%	3.37%
	2021		0.00%	0.90%	11.85	22.30	3,589,353	52,401,770	-2.18%	-1.39%	5.00%

LVIP Franklin Templeton Core Bond Fund - Standard Class	2025		0.00%	0.90%	10.28	25.59	13,205,668	174,263,750	6.29%	7.25%	4.38%
	2024		0.00%	0.90%	9.62	24.05	12,352,038	155,934,937	0.70%	1.61%	5.19%
	2023		0.00%	0.90%	9.51	23.86	10,566,118	135,847,298	4.98%	5.93%	3.37%
	2022		0.00%	0.90%	9.01	22.70	9,074,442	116,085,487	-14.47%	-13.70%	3.16%
	2021		0.00%	0.90%	11.53	26.52	8,769,140	137,062,800	-2.68%	-1.90%	2.19%

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	2025		0.10%	0.60%	19.94	45.85	379,257	7,844,717	12.83%	13.39%	1.41%
	2024		0.10%	0.60%	17.67	40.44	384,812	7,039,955	11.87%	12.43%	1.63%
	2023		0.10%	0.60%	15.79	35.97	381,414	6,210,538	16.54%	17.12%	1.68%
	2022		0.10%	0.60%	13.55	30.71	381,031	5,327,623	-12.58%	-12.15%	1.48%
	2021		0.10%	0.60%	15.50	34.95	438,894	7,017,505	16.62%	17.20%	1.20%

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	2025		0.00%	0.90%	16.39	45.53	3,235,440	60,432,651	33.11%	34.31%	3.13%
	2024		0.00%	0.90%	12.23	33.93	3,430,126	48,183,782	7.93%	8.90%	3.43%
	2023		0.00%	0.90%	11.25	31.19	3,322,445	43,388,335	9.06%	10.04%	3.41%
	2022		0.00%	0.90%	10.24	28.37	3,181,078	38,359,707	-12.62%	-11.83%	10.54%
	2021		0.00%	0.90%	11.64	32.21	2,976,751	41,533,111	7.81%	8.68%	5.71%

LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	2025		0.00%	0.90%	19.11	51.11	4,177,190	87,136,877	34.38%	35.59%	3.56%
	2024		0.00%	0.90%	14.12	37.73	4,543,127	71,632,051	2.83%	3.76%	3.92%
	2023		0.00%	0.90%	13.63	36.40	4,147,836	64,189,921	17.86%	18.92%	4.40%
	2022		0.00%	0.90%	11.49	30.64	4,281,449	56,204,012	-7.85%	-7.02%	7.94%
	2021		0.00%	0.90%	12.38	32.98	4,240,050	60,512,537	12.15%	13.05%	4.49%

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	2025		0.00%	0.90%	21.35	124.41	2,049,178	68,062,357	17.62%	18.69%	1.04%
	2024		0.00%	0.90%	18.06	104.92	1,883,644	56,110,105	26.84%	27.99%	1.08%
	2023		0.00%	0.90%	14.17	82.06	1,721,023	42,049,891	16.34%	17.39%	1.64%
	2022		0.00%	0.90%	13.95	69.98	1,698,530	36,686,303	-10.78%	-9.97%	2.93%
	2021		0.00%	0.90%	17.27	77.81	1,597,347	39,698,980	30.70%	31.74%	2.33%

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	2025		0.00%	0.90%	18.56	97.27	4,558,706	103,240,696	12.57%	13.59%	1.13%
	2024		0.00%	0.90%	17.38	85.72	4,231,409	88,185,378	12.18%	13.19%	1.17%
	2023		0.00%	0.90%	15.39	75.81	4,216,765	78,131,794	14.50%	15.54%	1.76%
	2022		0.00%	0.90%	13.35	65.68	3,828,603	63,492,054	-13.24%	-12.45%	3.74%
	2021		0.00%	0.90%	15.27	75.09	3,146,916	63,094,487	32.46%	33.52%	2.41%

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	2025		0.00%	0.90%	12.14	30.14	928,223	15,341,512	8.80%	9.79%	2.71%
	2024		0.00%	0.90%	11.10	27.48	941,612	14,561,530	6.74%	7.71%	3.54%
	2023		0.00%	0.90%	10.35	25.54	915,971	13,478,367	8.74%	9.72%	2.06%
	2022		0.00%	0.90%	10.25	23.30	881,927	12,226,955	-16.15%	-15.40%	2.86%
	2021		0.00%	0.90%	13.58	27.57	722,443	13,011,883	6.67%	7.53%	3.59%

LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2025		0.00%	0.90%	13.37	36.89	3,886,347	72,333,763	12.53%	13.54%	2.32%
	2024		0.00%	0.90%	11.82	32.52	3,891,673	65,698,262	10.15%	11.15%	2.98%
	2023		0.00%	0.90%	10.68	29.29	3,923,404	61,101,480	12.31%	13.33%	1.94%
	2022		0.00%	0.90%	9.46	25.87	3,931,290	55,249,506	-19.41%	-18.68%	2.51%
	2021		0.00%	0.90%	14.37	31.85	3,872,238	69,164,935	11.76%	12.66%	3.15%

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	2025		0.00%	0.90%	12.85	33.66	2,519,237	46,400,514	10.52%	11.52%	2.43%
	2024		0.00%	0.90%	11.57	30.21	2,492,372	43,746,508	9.20%	10.19%	3.08%
	2023		0.00%	0.90%	10.54	27.45	2,502,824	40,547,629	10.84%	11.84%	1.92%
	2022		0.00%	0.90%	10.44	24.57	2,525,304	37,381,964	-18.12%	-17.38%	2.64%
	2021		0.00%	0.90%	14.07	29.76	2,865,648	52,915,673	9.83%	10.71%	3.11%

LVIP Government Money Market Fund - Standard Class	2025		0.00%	0.90%	11.04	13.71	4,537,297	54,578,509	3.04%	3.97%	3.89%
	2024		0.00%	0.90%	10.71	13.29	4,196,180	48,731,573	4.00%	4.94%	4.81%
	2023		0.00%	0.90%	10.30	12.77	4,333,787	48,040,953	3.82%	4.75%	4.64%
	2022		0.00%	0.90%	9.92	12.29	5,624,327	58,914,054	0.39%	1.30%	1.29%
	2021		0.00%	0.90%	9.88	12.23	6,354,252	65,507,437	-0.88%	-0.08%	0.01%

LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	2024		0.10%	0.80%	19.10	20.58	36,920	692,342	12.16%	12.94%	2.08%
	2023		0.10%	0.80%	17.03	18.23	36,171	622,855	11.28%	12.07%	2.16%
	2022		0.10%	0.80%	15.30	16.26	36,775	568,288	-7.67%	-7.01%	1.75%
	2021		0.10%	0.80%	16.57	17.49	42,840	716,673	19.64%	20.48%	1.45%

LVIP JPMorgan High Yield Fund - Standard Class	2025		0.00%	0.90%	12.90	23.56	2,721,872	43,379,427	7.88%	8.85%	6.57%
	2024		0.00%	0.90%	11.90	21.66	2,585,149	38,697,049	7.12%	8.09%	7.25%
	2023		0.00%	0.90%	11.05	20.06	2,455,280	34,770,086	10.76%	11.76%	4.95%
	2022		0.00%	0.90%	9.93	17.97	2,251,352	29,586,608	-11.04%	-10.23%	5.58%
	2021		0.00%	0.90%	12.76	20.04	2,187,534	33,118,657	5.48%	6.33%	4.75%

LVIP JPMorgan Retirement Income Fund - Standard Class	2025		0.20%	0.20%	16.86	16.86	24,544	413,908	11.88%	11.88%	2.83%
	2024		0.20%	0.60%	15.07	20.17	24,506	371,279	7.32%	7.75%	3.19%
	2023		0.20%	0.60%	13.99	18.80	24,695	348,005	10.94%	11.38%	3.69%
	2022	6/10/2022	0.20%	0.60%	12.56	16.95	24,472	310,287	-1.68%	-1.46%	2.11%

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2025		0.10%	0.80%	15.32	55.49	713,706	13,327,710	0.70%	1.41%	1.22%
	2024		0.10%	0.80%	15.15	54.72	606,880	11,598,587	14.52%	15.32%	1.37%
	2023		0.10%	0.80%	13.18	47.45	592,830	10,229,515	11.18%	11.96%	1.61%
	2022		0.10%	0.80%	11.81	42.38	547,944	8,795,299	-9.89%	-9.26%	1.37%
	2021		0.10%	0.80%	14.78	46.70	568,187	10,597,348	28.05%	28.95%	0.98%

LVIP JPMorgan Short Duration Bond Fund - Standard Class	2025		0.00%	0.90%	11.09	15.50	4,684,536	56,370,229	4.24%	5.19%	4.28%
	2024		0.00%	0.90%	10.58	14.82	3,532,885	40,597,640	3.36%	4.30%	4.05%
	2023		0.00%	0.90%	10.19	14.30	3,524,089	39,232,493	4.05%	5.00%	3.40%
	2022		0.00%	0.90%	10.01	13.70	3,544,437	38,006,395	-4.98%	-4.12%	2.55%
	2021		0.00%	0.90%	10.62	14.37	3,502,905	40,054,214	-1.56%	-0.77%	1.82%

LVIP Macquarie Wealth Builder Fund - Standard Class	2025		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.26%
	2024		0.20%	0.80%	12.07	28.97	125,058	2,757,684	7.32%	7.97%	2.85%
	2023		0.20%	0.80%	11.20	26.94	123,823	2,585,327	9.03%	9.69%	2.64%
	2022		0.20%	0.80%	10.23	24.66	171,743	3,044,955	-11.92%	-11.39%	2.12%
	2021		0.20%	0.80%	13.98	30.55	190,082	4,162,153	10.89%	11.56%	1.98%

LVIP MFS International Growth Fund - Standard Class	2025		0.00%	0.90%	15.77	52.86	3,737,434	88,588,550	18.04%	19.11%	1.61%
	2024		0.00%	0.90%	13.29	44.43	3,675,659	73,755,313	7.13%	8.10%	1.60%
	2023		0.00%	0.90%	12.34	41.14	3,604,484	67,456,136	13.69%	14.71%	2.20%
	2022		0.00%	0.90%	10.80	35.90	3,410,759	56,747,480	-15.05%	-14.29%	1.09%
	2021		0.00%	0.90%	18.50	41.92	3,178,583	63,192,667	10.24%	11.13%	0.76%

LVIP MFS Value Fund - Standard Class	2025		0.00%	0.90%	16.07	74.19	5,823,359	141,203,367	12.05%	13.06%	1.77%
	2024		0.00%	0.90%	14.27	65.69	5,473,272	123,194,493	10.84%	11.84%	1.77%
	2023		0.00%	0.90%	12.81	58.79	4,985,797	105,534,691	7.10%	8.07%	1.92%
	2022		0.00%	0.90%	11.90	54.46	4,225,575	87,102,293	-6.91%	-6.07%	1.85%
	2021		0.00%	0.90%	17.12	58.04	3,999,660	92,478,510	24.34%	25.34%	1.47%

LVIP Mondrian Global Income Fund - Standard Class	2025		0.00%	0.90%	8.71	12.75	1,281,319	12,750,121	5.44%	6.39%	0.52%
	2024		0.00%	0.90%	8.22	11.99	1,184,977	11,081,350	-6.00%	-5.15%	2.31%
	2023		0.00%	0.90%	8.71	12.66	967,611	9,622,362	3.09%	4.02%	0.00%
	2022		0.00%	0.90%	8.58	12.18	683,254	6,785,495	-15.89%	-15.13%	0.00%
	2021		0.00%	0.90%	10.83	14.37	634,057	7,602,714	-5.94%	-5.18%	3.42%

LVIP Mondrian International Value Fund - Standard Class	2025		0.00%	0.90%	16.15	42.36	1,367,934	31,703,691	35.16%	36.38%	4.07%
	2024		0.00%	0.90%	11.89	31.31	1,441,066	24,703,666	3.76%	4.70%	3.34%
	2023		0.00%	0.90%	11.40	30.14	1,341,998	22,728,619	19.04%	20.11%	3.28%
	2022		0.00%	0.90%	9.53	26.07	1,392,561	20,536,015	-11.56%	-10.76%	2.90%
	2021		0.00%	0.90%	12.25	29.45	1,336,711	22,440,139	10.27%	11.15%	3.56%

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	2025		0.10%	0.80%	22.17	24.05	36,833	839,805	14.88%	15.69%	1.22%
	2024		0.10%	0.80%	19.30	20.79	34,427	670,780	15.91%	16.73%	1.43%
	2023		0.10%	0.80%	16.65	17.81	35,262	592,468	25.01%	25.89%	1.39%
	2022		0.10%	0.80%	13.32	14.14	36,505	490,464	-18.59%	-18.01%	1.73%
	2021		0.10%	0.80%	16.36	17.25	35,680	588,276	14.98%	15.78%	1.87%

LVIP Nomura Diversified Floating Rate Fund - Standard Class	2025		0.00%	0.90%	11.64	13.76	1,889,354	23,476,394	3.83%	4.76%	4.35%
	2024		0.00%	0.90%	11.15	13.15	1,708,287	20,232,583	5.12%	6.07%	5.24%
	2023		0.00%	0.90%	10.56	12.41	1,529,897	17,150,885	4.62%	5.57%	5.30%
	2022		0.00%	0.90%	10.31	11.76	1,527,244	16,274,649	-0.80%	0.10%	2.38%
	2021		0.00%	0.90%	10.59	11.76	1,592,581	17,145,487	-0.50%	0.30%	1.32%

LVIP Nomura High Yield Fund - Standard Class	2025		0.10%	0.80%	12.73	35.56	714,965	14,918,110	8.39%	9.15%	6.00%
	2024		0.10%	0.80%	11.70	32.80	694,993	14,398,748	5.81%	6.56%	6.94%
	2023		0.10%	0.80%	11.01	31.00	558,913	12,119,823	11.77%	12.55%	7.00%
	2022		0.10%	0.80%	9.82	35.43	508,716	10,924,642	-12.11%	-11.50%	6.01%
	2021		0.10%	0.80%	13.07	40.32	524,182	13,612,403	4.09%	4.82%	9.57%

LVIP Nomura Mid Cap Value Fund - Standard Class	2025		0.00%	0.90%	17.55	88.73	1,035,063	25,052,229	12.33%	13.35%	1.48%
	2024		0.00%	0.90%	15.55	78.36	1,001,150	22,854,337	13.79%	14.82%	1.43%
	2023		0.00%	0.90%	13.60	68.32	916,226	20,065,790	10.25%	11.24%	1.73%
	2022		0.00%	0.90%	12.27	61.48	807,288	17,677,192	-9.69%	-8.87%	1.63%
	2021		0.00%	0.90%	16.36	67.53	738,886	18,038,212	30.73%	31.78%	1.42%

LVIP Nomura SMID Cap Core Fund - Standard Class	2025		0.00%	0.90%	16.65	111.97	2,490,278	66,219,723	7.88%	8.85%	0.51%
	2024		0.00%	0.90%	15.36	102.97	2,596,474	73,101,947	13.70%	14.73%	0.62%
	2023		0.00%	0.90%	13.44	89.84	2,520,686	64,117,200	15.41%	16.45%	1.15%
	2022		0.00%	0.90%	11.59	77.22	2,327,166	54,742,491	-14.50%	-13.73%	0.45%
	2021		0.00%	0.90%	17.55	89.60	2,292,263	65,877,252	22.07%	23.05%	0.96%

LVIP Nomura Social Awareness Fund - Standard Class	2025		0.00%	0.90%	20.71	107.60	353,169	12,241,995	14.03%	15.06%	0.75%
	2024		0.00%	0.90%	18.07	93.61	340,147	10,728,370	19.98%	21.07%	0.85%
	2023		0.00%	0.90%	14.99	77.40	300,495	9,030,604	29.01%	30.17%	1.03%
	2022		0.00%	0.90%	11.56	59.52	301,325	7,233,894	-20.43%	-19.71%	1.17%
	2021		0.00%	0.90%	21.67	74.21	295,613	8,994,036	25.30%	26.31%	0.88%

LVIP Nomura U.S. Growth Fund - Standard Class	2025		0.00%	0.90%	27.28	160.70	393,210	23,696,297	21.51%	22.61%	0.00%
	2024		0.00%	0.90%	22.34	131.20	391,232	20,025,820	32.87%	34.07%	0.00%
	2023		0.00%	0.90%	16.73	97.96	378,860	15,523,208	47.02%	48.35%	0.00%
	2022		0.00%	0.90%	11.32	66.10	375,242	10,443,749	-28.31%	-27.66%	0.00%
	2021		0.00%	0.90%	25.27	91.47	343,841	14,154,937	17.04%	17.98%	0.00%

LVIP Nomura U.S. REIT Fund - Standard Class	2025		0.00%	0.90%	11.13	64.60	2,979,359	48,276,584	0.11%	1.02%	3.14%
	2024		0.00%	0.90%	11.06	64.46	2,524,349	44,250,063	6.91%	7.87%	3.13%
	2023		0.00%	0.90%	10.30	60.24	2,486,068	42,767,752	11.57%	12.58%	3.57%
	2022		0.00%	0.90%	9.18	53.94	2,153,767	36,998,984	-25.97%	-25.30%	3.24%
	2021		0.00%	0.90%	14.42	72.79	1,962,907	49,589,265	41.79%	42.92%	3.04%

LVIP SSGA Bond Index Fund - Standard Class	2025		0.00%	0.90%	9.92	14.91	5,808,684	64,041,591	5.84%	6.80%	3.59%
	2024		0.00%	0.90%	9.33	13.97	5,257,344	54,920,888	0.15%	1.05%	3.65%
	2023		0.00%	0.90%	9.27	13.84	4,156,567	43,319,544	4.35%	5.30%	3.06%
	2022		0.00%	0.90%	9.13	13.16	3,457,333	34,770,264	-14.22%	-13.44%	2.22%
	2021		0.00%	0.90%	11.00	15.22	3,143,147	37,268,825	-2.86%	-2.08%	1.88%

LVIP SSGA Conservative Index Allocation Fund - Standard Class	2025		0.00%	0.90%	14.13	22.36	894,163	14,443,907	11.79%	12.80%	2.80%
	2024		0.00%	0.90%	12.53	19.85	881,602	12,744,586	4.99%	5.94%	2.81%
	2023		0.00%	0.90%	11.82	18.75	867,466	12,059,546	9.74%	10.73%	2.51%
	2022		0.00%	0.90%	10.68	16.95	854,084	10,964,564	-15.51%	-14.75%	2.70%
	2021		0.00%	0.90%	14.07	19.91	824,270	12,865,946	5.42%	6.27%	2.17%

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	2025		0.10%	0.80%	14.30	37.42	441,878	8,404,362	13.46%	14.26%	2.44%
	2024		0.10%	0.80%	12.55	32.75	501,478	8,581,955	9.09%	9.86%	3.15%
	2023		0.10%	0.80%	11.46	29.81	508,582	7,998,275	12.60%	13.39%	2.55%
	2022		0.10%	0.80%	10.14	26.29	508,455	7,214,163	-15.01%	-14.41%	3.81%
	2021		0.10%	0.80%	14.12	30.72	547,328	9,064,199	11.68%	12.47%	5.23%

LVIP SSGA International Index Fund - Standard Class	2025		0.00%	0.90%	16.02	43.15	11,231,633	224,302,449	30.01%	31.18%	3.46%
	2024		0.00%	0.90%	12.26	32.92	11,732,317	179,780,212	2.29%	3.22%	3.42%
	2023		0.00%	0.90%	11.92	31.93	10,626,353	159,111,326	16.52%	17.57%	3.38%
	2022		0.00%	0.90%	11.19	27.18	9,869,199	127,182,213	-15.09%	-14.32%	4.91%
	2021		0.00%	0.90%	13.17	31.76	7,604,665	116,918,458	10.06%	10.94%	2.79%

LVIP SSGA International Managed Volatility Fund - Standard Class	2025		0.10%	0.80%	13.07	16.82	717,330	11,952,228	24.01%	24.88%	3.23%
	2024		0.10%	0.80%	10.54	13.48	815,296	10,375,506	1.96%	2.67%	3.14%
	2023		0.10%	0.80%	10.34	13.14	791,423	9,456,307	16.51%	17.33%	3.07%
	2022		0.10%	0.80%	8.87	11.21	825,150	8,172,993	-17.49%	-16.91%	4.22%
	2021		0.10%	0.80%	10.75	12.17	817,026	9,786,803	9.88%	10.65%	2.34%

LVIP SSGA Mid-Cap Index Fund - Standard Class	2025		0.00%	0.00%	11.27	11.27	110,092	1,240,476	7.13%	7.13%	3.69%
	2024	10/4/2024	0.00%	0.00%	10.52	10.52	960	10,100	0.37%	0.37%	1.18%

LVIP SSGA Moderate Index Allocation Fund - Standard Class	2025		0.00%	0.90%	14.56	28.55	6,685,560	123,837,184	14.60%	15.64%	2.47%
	2024		0.00%	0.90%	12.64	24.71	6,677,767	108,037,513	7.40%	8.37%	2.63%
	2023		0.00%	0.90%	12.97	22.82	6,453,368	99,156,680	12.55%	13.57%	2.41%
	2022		0.00%	0.90%	11.42	20.12	5,999,234	84,254,219	-16.17%	-15.41%	2.89%
	2021		0.00%	0.90%	15.34	23.81	5,533,634	94,365,522	9.40%	10.28%	2.35%

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	2025		0.00%	0.90%	17.16	31.10	6,346,744	124,080,826	16.38%	17.43%	2.39%
	2024		0.00%	0.90%	14.61	26.51	6,219,806	106,130,068	8.29%	9.26%	2.57%
	2023		0.00%	0.90%	13.37	24.29	5,753,031	94,907,668	13.79%	14.82%	2.27%
	2022		0.00%	0.90%	11.65	21.17	5,427,925	79,685,872	-16.63%	-15.88%	2.68%
	2021		0.00%	0.90%	16.65	25.20	5,069,716	90,044,809	10.37%	11.26%	2.25%

LVIP SSGA S&P 500 Index Fund - Standard Class	2025		0.00%	0.90%	21.51	119.24	48,787,807	1,646,782,043	16.54%	17.60%	1.07%
	2024		0.00%	0.90%	18.37	101.50	47,117,812	1,406,001,397	23.61%	24.73%	1.20%
	2023		0.00%	0.90%	14.78	81.46	46,086,420	1,141,861,381	24.88%	26.01%	1.54%
	2022		0.00%	0.90%	13.97	64.71	42,367,718	868,096,295	-19.04%	-18.31%	1.58%
	2021		0.00%	0.90%	21.91	79.29	34,870,649	937,927,162	27.27%	28.29%	1.33%

LVIP SSGA Small-Cap Index Fund - Standard Class	2025		0.00%	0.90%	15.40	72.30	9,014,085	188,051,746	11.45%	12.46%	1.13%
	2024		0.00%	0.90%	13.75	64.35	8,350,155	159,148,012	10.15%	11.14%	1.85%
	2023		0.00%	0.90%	12.42	57.96	8,201,746	144,454,116	15.46%	16.50%	1.41%
	2022		0.00%	0.90%	12.14	49.80	6,692,410	105,800,576	-21.49%	-20.78%	1.31%
	2021		0.00%	0.90%	16.67	62.93	5,015,036	106,699,669	13.53%	14.44%	0.90%

LVIP Structured Conservative Allocation Fund - Standard Class	2025		0.00%	0.90%	14.36	22.24	313,230	4,892,464	12.71%	13.72%	2.96%
	2024		0.00%	0.90%	12.62	19.57	305,303	4,215,619	5.50%	6.46%	3.40%
	2023		0.00%	0.90%	11.86	18.40	289,994	3,827,374	9.28%	10.27%	2.76%
	2022		0.00%	0.90%	10.75	16.71	271,611	3,405,753	-14.07%	-13.30%	3.97%
	2021		0.00%	0.90%	13.84	19.29	245,987	3,965,040	6.46%	7.32%	3.89%

LVIP Structured Moderate Allocation Fund - Standard Class	2025		0.00%	0.90%	16.76	28.60	3,173,307	60,966,175	16.23%	17.28%	2.80%
	2024		0.00%	0.90%	14.29	24.41	3,083,121	50,585,115	8.43%	9.41%	3.80%
	2023		0.00%	0.90%	13.06	22.34	2,855,322	44,561,968	12.08%	13.09%	2.62%
	2022		0.00%	0.90%	11.55	19.77	2,830,882	40,746,569	-13.93%	-13.15%	4.80%
	2021		0.00%	0.90%	14.50	22.79	2,594,199	44,715,160	11.15%	12.04%	4.89%

LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	2025		0.00%	0.90%	17.77	31.55	2,518,680	49,799,850	18.26%	19.33%	2.66%
	2024		0.00%	0.90%	14.89	26.47	2,440,273	41,510,161	9.49%	10.48%	3.34%
	2023		0.00%	0.90%	13.48	23.98	2,964,477	47,753,146	13.25%	14.27%	2.69%
	2022		0.00%	0.90%	11.79	21.01	2,787,931	40,614,302	-13.91%	-13.13%	5.20%
	2021		0.00%	0.90%	14.69	24.21	2,516,150	44,941,666	12.66%	13.57%	5.48%

LVIP T. Rowe Price 2010 Fund - Standard Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.20%
	2021		0.20%	0.60%	14.39	19.49	24,378	354,765	7.96%	8.39%	2.68%

LVIP T. Rowe Price 2020 Fund - Standard Class	2025		0.20%	0.80%	14.16	22.91	128,583	2,273,091	12.12%	12.79%	2.93%
	2024		0.20%	0.80%	12.58	20.40	133,701	2,101,967	7.95%	8.60%	2.68%
	2023		0.20%	0.80%	14.54	18.86	119,776	1,944,654	12.63%	13.31%	2.51%
	2022		0.20%	0.80%	12.83	16.71	108,465	1,752,579	-15.85%	-15.35%	2.98%
	2021		0.20%	0.80%	15.16	19.82	108,978	2,088,910	9.35%	10.01%	2.95%

LVIP T. Rowe Price 2030 Fund - Standard Class	2025		0.40%	0.80%	15.35	23.81	43,672	989,316	14.07%	14.53%	2.45%
	2024		0.80%	0.80%	20.87	20.87	44,306	880,615	9.55%	9.55%	2.22%
	2023		0.80%	0.80%	19.05	19.05	42,774	815,003	15.21%	15.21%	2.11%
	2022		0.80%	0.80%	16.54	16.54	43,337	716,705	-17.53%	-17.53%	2.17%
	2021		0.60%	0.80%	20.05	20.65	46,619	936,538	12.69%	12.92%	2.03%

LVIP T. Rowe Price 2040 Fund - Standard Class	2025		0.20%	0.80%	17.07	25.39	82,341	2,003,707	17.20%	17.91%	1.68%
	2024		0.20%	0.80%	14.51	21.67	83,760	1,727,089	12.14%	12.82%	1.85%
	2023		0.20%	0.80%	16.66	19.97	92,882	1,713,010	18.24%	18.95%	1.78%
	2022		0.20%	0.80%	14.01	16.86	88,189	1,432,715	-18.40%	-17.91%	1.87%
	2021		0.20%	0.80%	17.06	20.62	84,662	1,684,545	16.00%	16.70%	2.76%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	2025		0.00%	0.90%	17.79	120.17	2,458,226	78,774,501	10.05%	11.04%	0.00%
	2024		0.00%	0.90%	16.09	108.33	2,142,507	66,280,318	22.56%	23.67%	0.32%
	2023		0.00%	0.90%	13.06	87.69	2,233,158	57,533,803	20.09%	21.17%	0.03%
	2022		0.00%	0.90%	12.37	72.44	1,949,274	46,095,375	-25.20%	-24.52%	0.02%
	2021		0.00%	0.90%	23.28	96.07	1,752,938	57,642,051	12.82%	13.73%	0.01%

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	2025		0.00%	0.90%	15.26	17.48	255,855	4,427,928	7.57%	8.54%	1.80%
	2024		0.00%	0.90%	14.06	16.71	249,543	4,004,596	12.54%	13.56%	2.45%
	2023		0.00%	0.90%	12.38	14.73	257,395	3,664,312	13.99%	15.02%	1.67%
	2022		0.00%	0.90%	10.77	12.82	248,094	3,092,779	-20.85%	-20.13%	1.58%
	2021		0.00%	0.90%	15.54	16.07	243,624	3,839,150	14.33%	15.25%	2.71%

LVIP Vanguard Bond Allocation Fund - Standard Class	2025		0.00%	0.90%	9.94	12.72	5,987,360	65,941,719	5.37%	6.33%	3.73%
	2024		0.00%	0.90%	9.78	11.98	5,542,253	58,069,819	0.51%	1.42%	3.84%
	2023		0.00%	0.90%	9.64	11.82	4,920,137	51,417,567	5.05%	6.00%	3.42%
	2022		0.00%	0.90%	9.10	11.17	4,524,642	45,079,320	-14.14%	-13.37%	2.05%
	2021		0.00%	0.90%	10.85	12.90	4,430,578	51,519,101	-2.17%	-1.39%	1.49%

LVIP Vanguard Domestic Equity ETF Fund - Standard Class	2025		0.00%	0.90%	24.40	57.04	9,179,373	295,446,573	15.43%	16.47%	1.01%
	2024		0.00%	0.90%	20.95	49.02	8,964,660	255,507,147	21.01%	22.10%	1.17%
	2023		0.00%	0.90%	17.16	40.19	9,000,056	216,264,343	24.10%	25.22%	1.38%
	2022		0.00%	0.90%	13.70	32.13	8,867,159	174,186,607	-19.47%	-18.74%	1.32%
	2021		0.00%	0.90%	21.34	39.58	7,705,410	195,519,262	24.61%	25.61%	1.26%

LVIP Vanguard International Equity ETF Fund - Standard Class	2025		0.00%	0.90%	15.53	23.05	6,051,073	120,570,016	30.38%	31.56%	3.46%
	2024		0.00%	0.90%	11.85	17.54	6,398,804	97,951,173	2.93%	3.86%	2.77%
	2023		0.00%	0.90%	11.45	16.90	5,885,292	87,874,542	14.33%	15.36%	3.23%
	2022		0.00%	0.90%	11.39	14.66	5,639,354	73,909,758	-17.37%	-16.62%	2.68%
	2021		0.00%	0.90%	14.97	17.61	5,098,601	81,370,688	7.19%	8.05%	3.00%

LVIP Wellington Capital Growth Fund - Standard Class	2023		0.00%	0.90%	13.91	96.39	930,993	34,510,734	37.46%	38.70%	0.00%
	2022		0.00%	0.90%	12.45	69.57	1,025,543	27,437,094	-33.93%	-33.33%	0.00%
	2021		0.00%	0.90%	30.01	104.45	800,585	35,459,979	16.07%	17.00%	0.00%

LVIP Wellington SMID Cap Value Fund - Standard Class	2025		0.00%	0.90%	18.26	77.42	1,037,640	23,862,992	1.50%	2.41%	1.08%
	2024		0.00%	0.90%	17.83	75.67	903,053	21,101,433	11.31%	12.32%	1.32%
	2023		0.00%	0.90%	15.88	67.44	844,211	18,327,086	16.19%	17.24%	0.98%
	2022		0.00%	0.90%	13.54	57.58	785,352	15,123,283	-10.81%	-10.00%	0.76%
	2021		0.00%	0.90%	15.69	64.04	780,008	17,027,008	27.05%	28.07%	0.51%

M Capital Appreciation Fund	2025		0.20%	0.60%	13.95	76.91	130,935	2,019,475	17.35%	17.82%	1.04%
	2024		0.20%	0.60%	15.34	65.53	63,607	1,607,145	9.29%	9.72%	2.04%
	2023		0.20%	0.60%	14.01	59.96	43,007	1,491,944	22.82%	23.31%	0.45%
	2022		0.20%	0.60%	17.94	48.82	43,874	1,245,585	-18.63%	-18.30%	0.00%
	2021		0.20%	0.80%	21.96	76.80	25,835	1,522,813	16.80%	17.50%	0.00%

M International Equity Fund	2025		0.20%	0.60%	13.92	26.44	175,335	2,587,607	31.65%	32.17%	2.96%
	2024		0.20%	0.60%	12.55	20.08	131,500	2,006,530	3.33%	3.75%	3.13%
	2023		0.20%	0.60%	12.12	19.44	91,877	1,663,100	15.31%	15.77%	3.05%
	2022		0.20%	0.60%	12.21	16.86	95,029	1,493,703	-14.67%	-14.33%	2.75%
	2021		0.20%	0.80%	14.26	28.61	82,952	1,677,839	10.16%	10.82%	2.44%

M Large Cap Growth Fund	2025		0.20%	0.60%	16.49	101.93	53,060	1,298,950	18.90%	19.38%	0.00%
	2024		0.20%	0.60%	35.33	85.73	42,065	1,136,245	24.75%	25.25%	0.00%
	2023		0.20%	0.60%	28.21	68.72	14,302	905,919	31.25%	31.77%	0.00%
	2022		0.20%	0.60%	21.41	52.36	16,498	794,863	-25.86%	-25.56%	0.00%
	2021		0.20%	0.60%	28.75	70.62	15,992	1,042,880	20.77%	21.25%	0.00%

M Large Cap Value Fund	2025		0.20%	0.60%	14.76	48.69	32,143	708,655	16.61%	17.07%	1.80%
	2024		0.20%	0.60%	21.90	41.76	28,992	589,420	17.92%	18.39%	1.94%
	2023		0.20%	0.60%	18.50	35.41	15,748	508,566	6.96%	7.39%	2.29%
	2022		0.20%	0.60%	17.23	33.11	17,085	520,621	-2.04%	-1.65%	2.03%
	2021		0.20%	0.60%	17.52	33.80	18,341	563,375	29.23%	29.75%	1.62%

MFS® VIT Growth Series - Initial Class	2025		0.00%	0.90%	20.13	138.87	1,539,239	69,662,043	11.19%	12.19%	0.00%
	2024		0.00%	0.90%	18.01	123.90	1,521,782	63,460,411	30.29%	31.47%	0.00%
	2023		0.00%	0.90%	13.75	94.34	1,596,244	53,541,067	34.65%	35.86%	0.00%
	2022		0.00%	0.90%	10.16	69.51	1,629,887	42,805,850	-32.25%	-31.63%	0.00%
	2021		0.00%	0.90%	28.07	101.77	1,410,959	57,595,180	22.43%	23.41%	0.00%

MFS® VIT Total Return Series - Initial Class	2025		0.00%	0.90%	14.38	45.38	1,611,053	41,178,740	10.17%	11.16%	2.75%
	2024		0.00%	0.90%	12.99	41.15	1,554,925	36,760,023	6.79%	7.75%	2.52%
	2023		0.00%	0.90%	12.10	38.50	1,500,057	33,653,371	9.45%	10.44%	2.08%
	2022		0.00%	0.90%	11.00	35.14	1,310,078	28,631,081	-10.39%	-9.58%	1.73%
	2021		0.00%	0.90%	15.44	39.17	1,311,033	33,915,845	13.09%	14.00%	1.81%

MFS® VIT Utilities Series - Initial Class	2025		0.00%	0.90%	14.27	81.48	1,207,883	35,174,440	13.98%	15.01%	2.91%
	2024		0.00%	0.90%	12.45	71.41	1,185,502	31,488,379	10.66%	11.66%	2.32%
	2023		0.00%	0.90%	11.20	64.47	1,177,018	29,878,808	-2.99%	-2.11%	3.58%
	2022		0.00%	0.90%	11.49	79.29	1,158,677	31,184,802	-0.15%	0.76%	2.40%
	2021		0.00%	0.90%	16.65	79.32	1,189,961	31,986,820	13.07%	13.98%	1.78%

MFS® VIT II Core Equity Portfolio - Initial Class	2025		0.20%	0.80%	14.77	69.68	128,848	4,950,953	11.61%	12.28%	0.46%
	2024		0.20%	0.80%	13.16	62.43	135,649	4,712,922	19.15%	19.87%	0.59%
	2023		0.40%	0.80%	14.31	57.05	139,710	4,431,526	22.16%	22.65%	0.55%
	2022		0.40%	0.80%	11.67	46.61	109,437	3,778,797	-17.93%	-17.60%	0.33%
	2021		0.40%	0.80%	50.89	62.56	93,483	4,452,455	24.31%	24.56%	0.44%

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	2025		0.20%	0.80%	12.55	71.99	586,121	15,409,048	4.61%	5.24%	0.00%
	2024		0.20%	0.80%	11.93	68.69	969,054	31,703,029	23.03%	23.77%	0.00%
	2023		0.20%	0.80%	12.51	62.98	891,854	25,696,668	17.21%	17.91%	0.00%
	2022		0.20%	0.80%	10.64	53.74	807,046	21,462,430	-29.30%	-28.88%	0.00%
	2021		0.20%	0.80%	26.26	76.01	735,689	29,411,669	12.09%	12.77%	0.00%

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	2025		0.20%	0.80%	12.61	54.06	127,484	3,250,069	10.67%	11.34%	0.47%
	2024		0.20%	0.80%	11.33	48.85	128,626	2,964,013	7.95%	8.60%	0.72%
	2023		0.20%	0.80%	12.96	45.25	120,959	2,835,643	10.12%	10.78%	1.02%
	2022		0.20%	0.80%	11.73	41.15	95,892	2,722,619	-10.47%	-9.93%	0.61%
	2021		0.20%	0.80%	16.52	45.96	81,334	3,241,869	31.74%	32.53%	0.60%

Neuberger Berman AMT Quality Equity Portfolio - I Class	2025		0.80%	0.80%	57.78	61.83	54,167	3,330,040	12.84%	12.84%	0.00%
	2024		0.80%	0.80%	51.21	54.80	66,157	3,599,725	24.84%	24.84%	0.23%
	2023		0.80%	0.80%	41.02	43.89	69,771	3,034,944	25.89%	25.89%	0.38%
	2022		0.80%	0.80%	32.59	34.87	63,510	2,190,305	-19.10%	-19.10%	0.44%
	2021		0.80%	0.80%	40.28	43.10	65,274	2,779,174	22.49%	22.49%	0.38%

Nomura VIP Emerging Markets Series - Standard Class	2025		0.00%	0.90%	19.18	109.12	4,255,240	122,858,866	79.64%	81.26%	1.60%
	2024		0.00%	0.90%	10.62	60.68	5,495,995	88,955,103	4.15%	5.09%	2.62%
	2023		0.00%	0.90%	10.15	58.21	5,317,826	83,760,786	12.77%	13.79%	1.55%
	2022		0.00%	0.90%	8.95	51.56	5,104,020	73,085,980	-28.23%	-27.58%	4.16%
	2021		0.00%	0.90%	15.78	71.78	4,237,031	88,177,642	-3.71%	-2.93%	0.30%

Nomura VIP Small Cap Value Series - Standard Class	2025		0.00%	0.90%	15.34	90.51	3,110,536	74,054,360	7.19%	8.16%	1.27%
	2024		0.00%	0.90%	14.24	84.35	2,680,512	65,160,668	10.32%	11.32%	1.34%
	2023		0.00%	0.90%	12.84	76.38	2,489,111	59,094,883	8.46%	9.44%	0.94%
	2022		0.00%	0.90%	11.78	70.35	2,153,790	52,496,270	-12.88%	-12.09%	0.83%
	2021		0.00%	0.90%	15.18	80.67	2,159,110	63,397,633	33.21%	34.28%	0.83%

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	2025		0.00%	0.90%	10.32	17.82	1,318,954	19,733,135	17.73%	18.79%	2.85%
	2024		0.00%	0.90%	8.74	15.01	1,535,487	18,439,896	3.23%	4.16%	2.24%
	2023		0.00%	0.90%	8.44	14.47	1,414,035	15,870,099	-8.68%	-7.85%	15.95%
	2022		0.00%	0.90%	9.22	15.62	1,300,053	15,462,472	7.64%	8.61%	21.33%
	2021		0.00%	0.90%	8.54	13.63	1,600,540	17,246,095	32.15%	33.21%	4.20%

Putnam VT Global Health Care Fund - Class IB	2025		0.40%	0.80%	16.13	58.67	58,177	3,163,775	14.14%	14.59%	0.00%
	2024		0.40%	0.80%	14.08	51.40	60,897	2,906,891	0.62%	1.02%	0.47%
	2023		0.40%	0.80%	13.94	51.09	66,577	3,066,776	8.26%	8.70%	0.30%
	2022		0.40%	0.80%	12.82	47.19	70,020	2,961,862	-5.43%	-5.05%	0.38%
	2021		0.40%	0.80%	46.52	55.67	70,200	3,144,054	18.45%	18.45%	1.07%

Putnam VT Large Cap Value Fund - Class IB	2025		0.40%	0.80%	20.93	56.24	113,829	4,815,574	19.39%	19.87%	1.33%
	2024		0.40%	0.80%	17.46	47.10	103,461	3,538,130	18.19%	18.67%	0.96%
	2023		0.40%	0.80%	14.71	39.85	73,523	2,137,441	14.74%	15.20%	2.32%
	2022		0.80%	0.80%	34.65	39.53	69,239	2,377,307	-3.90%	-3.90%	1.34%
	2021		0.80%	0.80%	36.06	41.13	54,100	1,964,051	26.29%	26.29%	1.14%

Templeton Foreign VIP Fund - Class 1	2025		0.80%	0.80%	27.56	27.56	67,064	1,848,155	28.47%	28.47%	2.51%
	2024		0.80%	0.80%	21.45	21.45	75,360	1,616,499	-1.58%	-1.58%	2.60%
	2023		0.80%	0.80%	21.80	21.80	78,205	1,704,528	20.13%	20.13%	3.38%
	2022		0.80%	0.80%	18.14	18.14	87,902	1,594,883	-8.12%	-8.12%	3.35%
	2021		0.80%	0.80%	19.75	19.75	89,787	1,773,131	3.60%	3.60%	2.01%

Templeton Foreign VIP Fund - Class 2	2025		0.80%	0.80%	23.23	24.73	155,207	3,661,101	28.17%	28.17%	2.33%
	2024		0.80%	0.80%	18.13	19.30	163,877	3,019,205	-1.79%	-1.79%	2.40%
	2023		0.80%	0.80%	18.46	19.65	163,479	3,069,619	19.79%	19.79%	3.16%
	2022		0.80%	0.80%	15.41	16.40	170,207	2,671,077	-8.34%	-8.34%	3.16%
	2021		0.80%	0.80%	16.81	17.89	189,000	3,235,585	3.33%	3.33%	1.82%

Templeton Global Bond VIP Fund - Class 1	2025		0.00%	0.90%	9.02	18.63	2,997,991	29,907,468	15.05%	16.09%	0.00%
	2024		0.00%	0.90%	7.80	16.15	2,883,171	25,018,027	-11.92%	-11.13%	0.00%
	2023		0.00%	0.90%	8.81	18.28	2,455,142	24,261,460	2.27%	3.19%	0.00%
	2022		0.00%	0.90%	8.57	17.82	2,276,177	22,303,621	-5.70%	-4.85%	0.00%
	2021		0.00%	0.90%	9.15	18.84	2,415,475	25,197,944	-5.48%	-4.72%	0.00%

Templeton Growth VIP Fund - Class 1	2025		0.20%	0.80%	14.26	39.61	180,198	3,777,241	23.17%	23.91%	1.10%
	2024		0.20%	0.80%	12.58	32.16	184,875	3,341,306	4.86%	5.49%	1.15%
	2023		0.20%	0.80%	11.95	30.67	167,757	3,132,034	20.27%	20.99%	3.46%
	2022		0.20%	0.80%	9.89	25.50	179,162	2,786,560	-12.03%	-11.50%	0.51%
	2021		0.20%	0.80%	14.65	28.99	186,932	3,517,531	4.42%	5.05%	1.30%

Templeton Growth VIP Fund - Class 2	2025		0.80%	0.80%	30.89	36.10	34,619	1,100,187	22.84%	22.84%	0.87%
	2024		0.80%	0.80%	25.15	29.39	39,977	1,032,070	4.56%	4.56%	0.93%
	2023		0.80%	0.80%	24.05	28.11	42,052	1,036,859	20.05%	20.05%	3.36%
	2022		0.80%	0.80%	20.04	23.41	45,961	946,996	-12.21%	-12.21%	0.16%
	2021		0.80%	0.80%	22.82	26.67	47,556	1,117,462	4.04%	4.04%	1.08%

TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	2025	12/1/2025	0.00%	0.00%	11.58	11.58	126	1,455	1.36%	1.36%	0.00%

TOPS® Balanced ETF Portfolio - Class 2 Shares	2025		0.00%	0.90%	14.51	15.30	68,416	1,007,969	11.84%	12.85%	2.30%
	2024		0.00%	0.90%	12.97	13.57	55,769	734,195	5.90%	6.86%	2.08%
	2023		0.00%	0.90%	12.25	12.71	50,571	626,066	10.39%	11.39%	1.82%
	2022		0.00%	0.90%	11.10	11.42	44,437	496,236	-11.95%	-11.15%	1.65%
	2021		0.00%	0.90%	12.60	12.87	38,788	490,463	8.64%	9.51%	0.45%

TOPS® Conservative ETF Portfolio - Class 2 Shares	2025	12/1/2025	0.00%	0.00%	10.74	10.74	134	1,444	0.59%	0.59%	0.00%

TOPS® Growth ETF Portfolio - Class 2 Shares	2025	12/1/2025	0.00%	0.00%	11.46	11.46	127	1,455	1.30%	1.30%	0.00%

TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	2025		0.00%	0.90%	16.01	16.77	593,849	9,653,002	14.10%	15.13%	1.93%
	2024		0.00%	0.90%	14.03	14.60	594,237	8,440,633	7.86%	8.84%	1.90%
	2023		0.00%	0.90%	13.01	13.50	564,736	7,408,262	12.46%	13.47%	2.00%
	2022		0.00%	0.90%	11.57	11.91	455,253	5,298,715	-13.68%	-12.90%	1.87%
	2021		0.00%	0.90%	13.40	13.69	220,135	2,950,471	11.81%	12.72%	1.01%
(1)    Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed. In the scenario where a subaccount commenced operations during the year, the total returns may not bear proportion to the fee rate range if multiple fee rates commenced during the year.
(2)    These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts that existed for the entire year. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3)    As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(4)    These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts that existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(5)    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.
Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2025:

Subaccount	Aggregate Cost of Purchases ($)	Aggregate Proceeds from Sales ($)

AB VPS Discovery Value Portfolio - Class A	10,260,105	2,154,232
AB VPS International Value Portfolio - Class A	295,756	486,974
AB VPS Large Cap Growth Portfolio - Class A	676,509	289,722
AB VPS Relative Value Portfolio - Class A	1,919,359	613,927
AB VPS Sustainable Global Thematic Portfolio - Class A	4,729,468	3,145,142
American Funds® IS Global Growth Fund - Class 2	25,183,348	7,796,929
American Funds® IS Global Small Capitalization Fund - Class 2	3,834,693	3,703,636
American Funds® IS Growth Fund - Class 2	45,326,015	46,602,640
American Funds® IS Growth-Income Fund - Class 2	76,616,406	37,425,495
American Funds® IS International Fund - Class 2	5,601,438	12,180,002
ClearBridge Variable Mid Cap Portfolio - Class I	3,922,733	897,454
DWS Alternative Asset Allocation VIP Portfolio - Class A	2,112,498	1,012,526
DWS Equity 500 Index VIP Portfolio - Class A	11,032,713	6,566,615
DWS Small Cap Index VIP Portfolio - Class A	1,095,462	725,203
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	179,104	152,533
Fidelity® VIP Contrafund® Portfolio - Service Class	36,663,435	27,050,268
Fidelity® VIP Equity-Income Portfolio - Initial Class	290,546	438,773
Fidelity® VIP Equity-Income Portfolio - Service Class	262,878	319,746
Fidelity® VIP Growth Opportunities Portfolio - Service Class	429,091	887,047
Fidelity® VIP Growth Portfolio - Service Class	21,035,045	24,596,344
Fidelity® VIP High Income Portfolio - Service Class	232,606	134,813
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	229,339	283,367
Fidelity® VIP Mid Cap Portfolio - Service Class	19,305,552	2,939,685
Fidelity® VIP Overseas Portfolio - Service Class	1,319,470	432,456
Franklin Income VIP Fund - Class 1	8,494,041	4,432,404
Franklin Mutual Shares VIP Fund - Class 1	5,970,780	1,857,959
Franklin Small-Mid Cap Growth VIP Fund - Class 1	714,103	496,791
Invesco V.I. American Franchise Fund - Series I Shares	2,688,994	1,418,527
Invesco V.I. Core Equity Fund - Series I Shares	2,003,726	1,587,318
Invesco V.I. Core Plus Bond Fund - Series I Shares	129,027	86,725
Invesco V.I. EQV International Equity Fund - Series I Shares	3,189,818	2,807,271
Janus Henderson Balanced Portfolio - Institutional Shares	958,061	2,079,655
Janus Henderson Balanced Portfolio - Service Shares	435,510	294,331
Janus Henderson Enterprise Portfolio - Service Shares	426,774	411,914
Janus Henderson Global Research Portfolio - Institutional Shares	2,358,905	13,366,939
Janus Henderson Global Research Portfolio - Service Shares	745,039	399,326
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	1,674,134	13,932,168
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	34,513,118	8,162,133
LVIP American Century Balanced Fund - Standard Class II	2,097,543	936,540
LVIP American Century Inflation Protection Fund - Standard Class II	963,658	1,603,642
LVIP American Century Ultra® Fund - Standard Class	9,551,073	4,158,017
LVIP Baron Growth Opportunities Fund - Service Class	15,266,011	3,820,110
LVIP Baron Growth Opportunities Fund - Standard Class	83,698	5,580
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	5,395,653	3,727,146
LVIP BlackRock Equity Dividend Fund - Standard Class	12,632,538	4,971,767
LVIP BlackRock Global Allocation Fund - Standard Class	14,133,771	9,153,694
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	3,394,753	3,724,728
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	3,542,788	1,425,444
LVIP BlackRock Real Estate Fund - Standard Class	3,828,196	945,209
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	1,277,801	1,275,102
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	902,060	1,720,046
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	1,862,841	924,090
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	512,001	50,640
LVIP Dimensional International Core Equity Fund - Standard Class	2,519,270	2,672,111
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	359,969	826,423
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	3,256,374	1,797,345
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	2,743,243	1,186,931
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	3,684,971	476,864
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	8,821,742	7,383,481
LVIP Franklin Templeton Core Bond Fund - Standard Class	27,841,437	13,716,181
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1,212,699	489,690
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	5,730,590	7,897,626
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	7,193,100	12,247,305
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	9,482,770	4,835,859
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	10,811,751	7,999,266
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	755,944	963,566
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	7,708,002	5,091,566
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	3,550,408	3,491,105
LVIP Government Money Market Fund - Standard Class	30,199,199	24,352,263
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	5,362	682,450
LVIP JPMorgan High Yield Fund - Standard Class	7,026,955	3,085,230
LVIP JPMorgan Retirement Income Fund - Standard Class	282,484	281,322
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	3,217,964	136,579
LVIP JPMorgan Short Duration Bond Fund - Standard Class	17,636,981	2,263,143
LVIP Macquarie Wealth Builder Fund - Standard Class	825,940	3,129,867
LVIP MFS International Growth Fund - Standard Class	17,660,462	8,782,746
LVIP MFS Value Fund - Standard Class	23,757,862	10,262,798
LVIP Mondrian Global Income Fund - Standard Class	1,609,387	611,530
LVIP Mondrian International Value Fund - Standard Class	5,495,829	5,222,061
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	113,790	40,786
LVIP Nomura Diversified Floating Rate Fund - Standard Class	4,843,545	1,662,803
LVIP Nomura High Yield Fund - Standard Class	1,846,011	1,735,713
LVIP Nomura Mid Cap Value Fund - Standard Class	5,047,953	2,869,906
LVIP Nomura SMID Cap Core Fund - Standard Class	8,164,533	19,085,642
LVIP Nomura Social Awareness Fund - Standard Class	1,229,035	326,159
LVIP Nomura U.S. Growth Fund - Standard Class	4,979,189	3,650,081
LVIP Nomura U.S. REIT Fund - Standard Class	7,720,946	2,719,121
LVIP SSGA Bond Index Fund - Standard Class	10,723,783	3,327,407
LVIP SSGA Conservative Index Allocation Fund - Standard Class	1,434,410	721,380
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	387,384	1,446,856
LVIP SSGA International Index Fund - Standard Class	22,349,586	24,721,271
LVIP SSGA International Managed Volatility Fund - Standard Class	1,015,694	1,517,822
LVIP SSGA Mid-Cap Index Fund - Standard Class	1,266,775	20,816
LVIP SSGA Moderate Index Allocation Fund - Standard Class	9,297,038	5,182,223
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	9,911,487	4,767,271
LVIP SSGA S&P 500 Index Fund - Standard Class	136,305,955	54,873,556
LVIP SSGA Small-Cap Index Fund - Standard Class	29,853,073	13,144,246
LVIP Structured Conservative Allocation Fund - Standard Class	419,431	174,334
LVIP Structured Moderate Allocation Fund - Standard Class	6,674,134	3,204,332
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	4,133,479	2,411,089
LVIP T. Rowe Price 2020 Fund - Standard Class	185,542	99,803
LVIP T. Rowe Price 2030 Fund - Standard Class	66,352	23,939
LVIP T. Rowe Price 2040 Fund - Standard Class	231,937	163,861
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	22,726,153	7,150,409
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	406,399	129,047
LVIP Vanguard Bond Allocation Fund - Standard Class	10,312,154	3,872,419
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	137,613,759	12,850,524
LVIP Vanguard International Equity ETF Fund - Standard Class	10,253,440	12,927,339
LVIP Wellington SMID Cap Value Fund - Standard Class	5,117,639	1,123,164
M Capital Appreciation Fund	461,344	60,112
M International Equity Fund	125,669	120,214
M Large Cap Growth Fund	347,908	76,434
M Large Cap Value Fund	89,860	22,395
MFS® VIT Growth Series - Initial Class	15,638,289	5,444,843
MFS® VIT Total Return Series - Initial Class	6,860,757	2,649,869
MFS® VIT Utilities Series - Initial Class	3,729,325	3,333,357
MFS® VIT II Core Equity Portfolio - Initial Class	646,377	472,974
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	2,489,544	19,574,614
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	471,545	189,805
Neuberger Berman AMT Quality Equity Portfolio - I Class	323,869	828,277
Nomura VIP Emerging Markets Series - Standard Class	4,431,742	32,782,692
Nomura VIP Small Cap Value Series - Standard Class	12,576,533	4,336,717
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	2,502,018	3,916,357
Putnam VT Global Health Care Fund - Class IB	176,082	141,223
Putnam VT Large Cap Value Fund - Class IB	1,898,839	1,061,974
Templeton Foreign VIP Fund - Class 1	222,760	284,583
Templeton Foreign VIP Fund - Class 2	437,747	361,102
Templeton Global Bond VIP Fund - Class 1	2,968,936	2,070,764
Templeton Growth VIP Fund - Class 1	392,356	426,737
Templeton Growth VIP Fund - Class 2	137,026	210,735
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	1,521	86
TOPS® Balanced ETF Portfolio - Class 2 Shares	307,374	110,359
TOPS® Conservative ETF Portfolio - Class 2 Shares	1,521	86
TOPS® Growth ETF Portfolio - Class 2 Shares	1,521	86
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	615,500	340,283

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
5. Investments
The following is a summary of investments owned at December 31, 2025:

Subaccount	Shares Owned	Net Asset Value ($)	Fair Value of Shares ($)	Cost of Shares ($)

AB VPS Discovery Value Portfolio - Class A	2,887,669	16.59	47,906,425	50,325,752
AB VPS International Value Portfolio - Class A	207,008	20.92	4,330,605	3,109,614
AB VPS Large Cap Growth Portfolio - Class A	70,160	92.55	6,493,275	4,548,903
AB VPS Relative Value Portfolio - Class A	456,965	31.74	14,504,081	13,062,044
AB VPS Sustainable Global Thematic Portfolio - Class A	550,099	32.83	18,059,747	18,982,508
American Funds® IS Global Growth Fund - Class 2	4,003,023	38.11	152,555,217	132,428,410
American Funds® IS Global Small Capitalization Fund - Class 2	2,898,950	19.04	55,196,007	56,763,054
American Funds® IS Growth Fund - Class 2	2,875,461	138.80	399,113,991	277,236,237
American Funds® IS Growth-Income Fund - Class 2	6,003,486	66.28	397,911,059	332,143,088
American Funds® IS International Fund - Class 2	6,625,496	22.22	147,218,525	124,072,969
ClearBridge Variable Mid Cap Portfolio - Class I	919,344	23.80	21,880,388	21,382,937
DWS Alternative Asset Allocation VIP Portfolio - Class A	974,510	13.71	13,360,539	12,777,683
DWS Equity 500 Index VIP Portfolio - Class A	3,471,881	32.55	113,009,743	72,548,219
DWS Small Cap Index VIP Portfolio - Class A	680,924	15.02	10,227,484	9,163,910
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	38,714	17.62	682,144	612,260
Fidelity® VIP Contrafund® Portfolio - Service Class	3,518,187	59.33	208,734,031	169,226,035
Fidelity® VIP Equity-Income Portfolio - Initial Class	88,695	29.43	2,610,279	2,080,994
Fidelity® VIP Equity-Income Portfolio - Service Class	102,749	29.16	2,996,157	2,474,064
Fidelity® VIP Growth Opportunities Portfolio - Service Class	74,044	99.16	7,342,224	3,522,619
Fidelity® VIP Growth Portfolio - Service Class	1,271,474	96.56	122,773,485	116,129,287
Fidelity® VIP High Income Portfolio - Service Class	519,793	4.84	2,515,799	2,683,648
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	102,013	11.36	1,158,867	1,245,801
Fidelity® VIP Mid Cap Portfolio - Service Class	2,882,884	36.79	106,061,310	103,201,823
Fidelity® VIP Overseas Portfolio - Service Class	234,755	27.32	6,413,499	5,676,323
Franklin Income VIP Fund - Class 1	4,297,716	16.02	68,849,411	65,721,315
Franklin Mutual Shares VIP Fund - Class 1	1,856,374	16.60	30,815,814	31,595,162
Franklin Small-Mid Cap Growth VIP Fund - Class 1	406,817	18.65	7,587,145	7,399,018
Invesco V.I. American Franchise Fund - Series I Shares	277,717	81.00	22,495,100	15,694,788
Invesco V.I. Core Equity Fund - Series I Shares	567,244	36.03	20,437,792	16,967,224
Invesco V.I. Core Plus Bond Fund - Series I Shares	120,464	5.85	704,712	747,496
Invesco V.I. EQV International Equity Fund - Series I Shares	656,233	36.11	23,696,564	22,786,298
Janus Henderson Balanced Portfolio - Institutional Shares	226,305	55.86	12,641,381	7,838,629
Janus Henderson Balanced Portfolio - Service Shares	66,593	59.48	3,960,936	2,788,399
Janus Henderson Enterprise Portfolio - Service Shares	52,109	73.35	3,822,181	3,436,027
Janus Henderson Global Research Portfolio - Institutional Shares	105,562	79.67	8,410,140	4,994,973
Janus Henderson Global Research Portfolio - Service Shares	57,641	76.42	4,404,901	2,990,676
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	226,847	23.94	5,430,725	2,813,501
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	1,946,426	48.63	94,658,592	96,529,640
LVIP American Century Balanced Fund - Standard Class II	3,530,279	9.05	31,931,377	27,773,760
LVIP American Century Inflation Protection Fund - Standard Class II	634,721	9.03	5,729,628	6,291,912
LVIP American Century Ultra® Fund - Standard Class	1,598,406	31.55	50,428,103	46,312,085
LVIP Baron Growth Opportunities Fund - Service Class	821,208	59.56	48,910,332	52,593,371
LVIP Baron Growth Opportunities Fund - Standard Class	6,545	63.18	413,518	422,171
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	2,286,232	22.08	50,480,007	48,588,013
LVIP BlackRock Equity Dividend Fund - Standard Class	2,904,307	25.78	74,867,229	76,696,410
LVIP BlackRock Global Allocation Fund - Standard Class	12,777,522	13.56	173,301,525	152,277,475
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	1,528,772	13.55	20,713,330	18,465,524
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	3,000,400	9.46	28,371,779	28,931,273
LVIP BlackRock Real Estate Fund - Standard Class	3,481,656	7.81	27,195,217	27,770,456
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	510,176	14.54	7,417,963	6,569,660
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	143,108	55.54	7,948,669	6,235,361
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	406,416	19.00	7,723,530	7,943,524
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	42,448	17.18	729,376	678,197
LVIP Dimensional International Core Equity Fund - Standard Class	1,548,220	15.85	24,545,473	18,225,598
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	515,820	13.45	6,938,816	5,356,504
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	433,785	51.82	22,479,162	17,021,856
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	717,744	22.85	16,401,164	11,872,178
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	724,432	22.31	16,164,257	14,920,291
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	6,665,076	8.90	59,319,174	63,745,175
LVIP Franklin Templeton Core Bond Fund - Standard Class	14,944,151	11.66	174,263,750	187,075,048
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	176,033	44.56	7,844,717	7,387,295
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	6,001,256	10.07	60,432,651	49,462,130
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	8,316,175	10.48	87,136,877	68,825,760
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	4,079,254	16.69	68,062,357	56,738,811
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	7,123,979	14.49	103,240,696	85,899,778
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	1,187,975	12.91	15,341,512	15,015,219
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	5,105,072	14.17	72,333,763	68,739,669
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	3,226,740	14.38	46,400,514	44,189,416
LVIP Government Money Market Fund - Standard Class	5,457,851	10.00	54,578,509	54,578,515
LVIP JPMorgan High Yield Fund - Standard Class	4,327,988	10.02	43,379,427	44,119,428
LVIP JPMorgan Retirement Income Fund - Standard Class	30,296	13.66	413,908	363,603
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	768,655	17.34	13,327,710	13,844,686
LVIP JPMorgan Short Duration Bond Fund - Standard Class	5,982,196	9.42	56,370,229	57,414,880
LVIP MFS International Growth Fund - Standard Class	4,172,407	21.23	88,588,550	82,391,653
LVIP MFS Value Fund - Standard Class	2,582,264	54.68	141,203,367	129,339,308
LVIP Mondrian Global Income Fund - Standard Class	1,348,934	9.45	12,750,121	13,065,653
LVIP Mondrian International Value Fund - Standard Class	1,491,587	21.26	31,703,691	26,006,778
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	50,888	16.50	839,805	670,218
LVIP Nomura Diversified Floating Rate Fund - Standard Class	2,385,812	9.84	23,476,394	23,754,323
LVIP Nomura High Yield Fund - Standard Class	3,434,978	4.34	14,918,110	15,867,082
LVIP Nomura Mid Cap Value Fund - Standard Class	572,361	43.77	25,052,229	23,443,225
LVIP Nomura SMID Cap Core Fund - Standard Class	2,255,594	29.36	66,219,723	56,738,242
LVIP Nomura Social Awareness Fund - Standard Class	218,241	56.09	12,241,995	10,549,615
LVIP Nomura U.S. Growth Fund - Standard Class	1,645,919	14.40	23,696,297	18,810,640
LVIP Nomura U.S. REIT Fund - Standard Class	3,583,742	13.47	48,276,584	47,435,129
LVIP SSGA Bond Index Fund - Standard Class	6,344,521	10.09	64,041,591	66,958,886
LVIP SSGA Conservative Index Allocation Fund - Standard Class	990,802	14.58	14,443,907	13,342,715
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	640,576	13.12	8,404,362	7,394,056
LVIP SSGA International Index Fund - Standard Class	16,897,879	13.27	224,302,449	175,870,622
LVIP SSGA International Managed Volatility Fund - Standard Class	1,044,867	11.44	11,952,228	10,451,623
LVIP SSGA Mid-Cap Index Fund - Standard Class	96,243	12.89	1,240,476	1,256,119
LVIP SSGA Moderate Index Allocation Fund - Standard Class	6,781,512	18.26	123,837,184	106,550,869
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	6,313,261	19.65	124,080,826	108,948,116
LVIP SSGA S&P 500 Index Fund - Standard Class	48,860,137	33.70	1,646,782,043	1,221,637,157
LVIP SSGA Small-Cap Index Fund - Standard Class	5,401,923	34.81	188,051,746	169,371,291
LVIP Structured Conservative Allocation Fund - Standard Class	429,578	11.39	4,892,464	4,729,016
LVIP Structured Moderate Allocation Fund - Standard Class	4,742,604	12.86	60,966,175	58,483,019
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	3,600,076	13.83	49,799,850	47,204,061
LVIP T. Rowe Price 2020 Fund - Standard Class	231,334	9.83	2,273,091	2,241,457
LVIP T. Rowe Price 2030 Fund - Standard Class	79,107	12.51	989,316	837,480
LVIP T. Rowe Price 2040 Fund - Standard Class	144,017	13.91	2,003,707	1,636,274
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	2,543,985	30.97	78,774,501	77,519,979
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	340,139	13.02	4,427,928	3,772,544
LVIP Vanguard Bond Allocation Fund - Standard Class	7,127,293	9.25	65,941,719	70,116,472
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	11,807,472	25.02	295,446,573	295,447,043
LVIP Vanguard International Equity ETF Fund - Standard Class	8,014,492	15.04	120,570,016	95,614,466
LVIP Wellington SMID Cap Value Fund - Standard Class	986,115	24.20	23,862,992	24,896,769
M Capital Appreciation Fund	82,327	24.53	2,019,475	1,907,521
M International Equity Fund	146,358	17.68	2,587,607	2,081,399
M Large Cap Growth Fund	43,574	29.81	1,298,950	1,367,517
M Large Cap Value Fund	41,588	17.04	708,655	616,925
MFS® VIT Growth Series - Initial Class	1,026,707	67.85	69,662,043	61,614,998
MFS® VIT Total Return Series - Initial Class	1,765,055	23.33	41,178,740	40,811,302
MFS® VIT Utilities Series - Initial Class	932,267	37.73	35,174,440	30,663,028
MFS® VIT II Core Equity Portfolio - Initial Class	155,544	31.83	4,950,953	4,216,362
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	531,530	28.99	15,409,048	14,513,508
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	198,054	16.41	3,250,069	3,112,261
Neuberger Berman AMT Quality Equity Portfolio - I Class	77,877	42.76	3,330,040	2,298,773
Nomura VIP Emerging Markets Series - Standard Class	3,071,472	40.00	122,858,866	71,857,619
Nomura VIP Small Cap Value Series - Standard Class	1,847,664	40.08	74,054,360	66,684,532
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	3,137,223	6.29	19,733,135	19,535,992
Putnam VT Global Health Care Fund - Class IB	188,208	16.81	3,163,775	2,910,440
Putnam VT Large Cap Value Fund - Class IB	134,928	35.69	4,815,574	4,025,790
Templeton Foreign VIP Fund - Class 1	111,134	16.63	1,848,155	1,576,616
Templeton Foreign VIP Fund - Class 2	225,715	16.22	3,661,101	3,095,342
Templeton Global Bond VIP Fund - Class 1	2,136,248	14.00	29,907,468	30,312,144
Templeton Growth VIP Fund - Class 1	260,320	14.51	3,777,241	3,237,754
Templeton Growth VIP Fund - Class 2	77,752	14.15	1,100,187	912,169
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	61	23.90	1,455	1,436
TOPS® Balanced ETF Portfolio - Class 2 Shares	66,096	15.25	1,007,969	885,863
TOPS® Conservative ETF Portfolio - Class 2 Shares	106	13.58	1,444	1,435
TOPS® Growth ETF Portfolio - Class 2 Shares	64	22.65	1,455	1,436
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	594,397	16.24	9,653,002	8,043,715

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2025, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)

AB VPS Discovery Value Portfolio - Class A	406,328	(107,281)	299,047
AB VPS International Value Portfolio - Class A	13,759	(33,707)	(19,948)
AB VPS Large Cap Growth Portfolio - Class A	6,382	(4,578)	1,804
AB VPS Relative Value Portfolio - Class A	35,141	(12,337)	22,804
AB VPS Sustainable Global Thematic Portfolio - Class A	162,365	(84,731)	77,634
American Funds® IS Global Growth Fund - Class 2	373,496	(252,730)	120,766
American Funds® IS Global Small Capitalization Fund - Class 2	262,093	(204,619)	57,474
American Funds® IS Growth Fund - Class 2	655,548	(686,738)	(31,190)
American Funds® IS Growth-Income Fund - Class 2	728,215	(615,879)	112,336
American Funds® IS International Fund - Class 2	342,346	(601,336)	(258,990)
ClearBridge Variable Mid Cap Portfolio - Class I	176,965	(42,515)	134,450
DWS Alternative Asset Allocation VIP Portfolio - Class A	113,521	(58,709)	54,812
DWS Equity 500 Index VIP Portfolio - Class A	309,065	(110,532)	198,533
DWS Small Cap Index VIP Portfolio - Class A	142,713	(18,262)	124,451
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	3,735	(4,764)	(1,029)
Fidelity® VIP Contrafund® Portfolio - Service Class	314,288	(424,331)	(110,043)
Fidelity® VIP Equity-Income Portfolio - Initial Class	2,277	(8,113)	(5,836)
Fidelity® VIP Equity-Income Portfolio - Service Class	2,698	(9,356)	(6,658)
Fidelity® VIP Growth Opportunities Portfolio - Service Class	4,311	(10,106)	(5,795)
Fidelity® VIP Growth Portfolio - Service Class	242,863	(477,983)	(235,120)
Fidelity® VIP High Income Portfolio - Service Class	3,241	(4,987)	(1,746)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	7,916	(11,130)	(3,214)
Fidelity® VIP Mid Cap Portfolio - Service Class	693,906	(106,529)	587,377
Fidelity® VIP Overseas Portfolio - Service Class	33,999	(14,842)	19,157
Franklin Income VIP Fund - Class 1	326,597	(214,372)	112,225
Franklin Mutual Shares VIP Fund - Class 1	152,036	(72,465)	79,571
Franklin Small-Mid Cap Growth VIP Fund - Class 1	22,431	(16,224)	6,207
Invesco V.I. American Franchise Fund - Series I Shares	19,173	(43,850)	(24,677)
Invesco V.I. Core Equity Fund - Series I Shares	19,962	(52,527)	(32,565)
Invesco V.I. Core Plus Bond Fund - Series I Shares	5,636	(4,626)	1,010
Invesco V.I. EQV International Equity Fund - Series I Shares	85,291	(183,503)	(98,212)
Janus Henderson Balanced Portfolio - Institutional Shares	5,845	(39,907)	(34,062)
Janus Henderson Balanced Portfolio - Service Shares	18,302	(18,275)	27
Janus Henderson Enterprise Portfolio - Service Shares	3,579	(7,183)	(3,604)
Janus Henderson Global Research Portfolio - Institutional Shares	23,899	(490,294)	(466,395)
Janus Henderson Global Research Portfolio - Service Shares	10,369	(10,998)	(629)
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	2,849	(263,649)	(260,800)
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	196,350	(214,923)	(18,573)
LVIP American Century Balanced Fund - Standard Class II	94,636	(43,791)	50,845
LVIP American Century Inflation Protection Fund - Standard Class II	42,904	(120,329)	(77,425)
LVIP American Century Ultra® Fund - Standard Class	184,886	(78,692)	106,194
LVIP Baron Growth Opportunities Fund - Service Class	525,157	(123,442)	401,715
LVIP Baron Growth Opportunities Fund - Standard Class	17,127	(178)	16,949
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	231,869	(169,980)	61,889
LVIP BlackRock Equity Dividend Fund - Standard Class	354,863	(207,555)	147,308
LVIP BlackRock Global Allocation Fund - Standard Class	369,155	(419,535)	(50,380)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	175,841	(246,960)	(71,119)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	265,769	(119,532)	146,237
LVIP BlackRock Real Estate Fund - Standard Class	253,543	(67,222)	186,321
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	61,129	(74,950)	(13,821)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	41,592	(46,007)	(4,415)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	28,713	(41,813)	(13,100)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	21,867	(2,240)	19,627
LVIP Dimensional International Core Equity Fund - Standard Class	102,827	(157,859)	(55,032)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	8,922	(54,771)	(45,849)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	59,310	(59,083)	227
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	51,434	(38,945)	12,489
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	88,399	(16,940)	71,459
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	584,664	(533,503)	51,161
LVIP Franklin Templeton Core Bond Fund - Standard Class	1,830,032	(976,402)	853,630
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	17,978	(23,533)	(5,555)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	263,436	(458,122)	(194,686)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	275,940	(641,877)	(365,937)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	310,392	(144,858)	165,534
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	635,536	(308,239)	327,297
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	49,447	(62,836)	(13,389)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	244,555	(249,881)	(5,326)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	182,825	(155,960)	26,865
LVIP Government Money Market Fund - Standard Class	2,567,221	(2,226,104)	341,117
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	298	(37,218)	(36,920)
LVIP JPMorgan High Yield Fund - Standard Class	324,112	(187,389)	136,723
LVIP JPMorgan Retirement Income Fund - Standard Class	8,452	(8,414)	38
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	112,338	(5,512)	106,826
LVIP JPMorgan Short Duration Bond Fund - Standard Class	1,329,656	(178,005)	1,151,651
LVIP Macquarie Wealth Builder Fund - Standard Class	3,110	(128,168)	(125,058)
LVIP MFS International Growth Fund - Standard Class	452,599	(390,824)	61,775
LVIP MFS Value Fund - Standard Class	751,713	(401,626)	350,087
LVIP Mondrian Global Income Fund - Standard Class	160,868	(64,526)	96,342
LVIP Mondrian International Value Fund - Standard Class	183,740	(256,872)	(73,132)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	4,524	(2,118)	2,406
LVIP Nomura Diversified Floating Rate Fund - Standard Class	321,236	(140,169)	181,067
LVIP Nomura High Yield Fund - Standard Class	99,022	(79,050)	19,972
LVIP Nomura Mid Cap Value Fund - Standard Class	156,048	(122,135)	33,913
LVIP Nomura SMID Cap Core Fund - Standard Class	354,605	(460,801)	(106,196)
LVIP Nomura Social Awareness Fund - Standard Class	21,015	(7,993)	13,022
LVIP Nomura U.S. Growth Fund - Standard Class	71,274	(69,296)	1,978
LVIP Nomura U.S. REIT Fund - Standard Class	597,525	(142,515)	455,010
LVIP SSGA Bond Index Fund - Standard Class	851,658	(300,318)	551,340
LVIP SSGA Conservative Index Allocation Fund - Standard Class	56,429	(43,868)	12,561
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	12,564	(72,164)	(59,600)
LVIP SSGA International Index Fund - Standard Class	932,111	(1,432,795)	(500,684)
LVIP SSGA International Managed Volatility Fund - Standard Class	33,881	(131,847)	(97,966)
LVIP SSGA Mid-Cap Index Fund - Standard Class	111,024	(1,892)	109,132
LVIP SSGA Moderate Index Allocation Fund - Standard Class	267,541	(259,748)	7,793
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	376,516	(249,578)	126,938
LVIP SSGA S&P 500 Index Fund - Standard Class	2,858,465	(1,188,470)	1,669,995
LVIP SSGA Small-Cap Index Fund - Standard Class	1,226,191	(562,261)	663,930
LVIP Structured Conservative Allocation Fund - Standard Class	18,974	(11,047)	7,927
LVIP Structured Moderate Allocation Fund - Standard Class	274,565	(184,379)	90,186
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	196,854	(118,447)	78,407
LVIP T. Rowe Price 2020 Fund - Standard Class	345	(5,463)	(5,118)
LVIP T. Rowe Price 2030 Fund - Standard Class	174	(808)	(634)
LVIP T. Rowe Price 2040 Fund - Standard Class	5,459	(6,878)	(1,419)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	533,660	(217,941)	315,719
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	12,856	(6,544)	6,312
LVIP Vanguard Bond Allocation Fund - Standard Class	787,816	(342,709)	445,107
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	557,215	(342,502)	214,713
LVIP Vanguard International Equity ETF Fund - Standard Class	373,605	(721,336)	(347,731)
LVIP Wellington SMID Cap Value Fund - Standard Class	187,368	(52,781)	134,587
M Capital Appreciation Fund	70,447	(3,119)	67,328
M International Equity Fund	48,399	(4,564)	43,835
M Large Cap Growth Fund	13,054	(2,059)	10,995
M Large Cap Value Fund	3,894	(743)	3,151
MFS® VIT Growth Series - Initial Class	140,141	(122,684)	17,457
MFS® VIT Total Return Series - Initial Class	166,439	(110,311)	56,128
MFS® VIT Utilities Series - Initial Class	140,997	(118,616)	22,381
MFS® VIT II Core Equity Portfolio - Initial Class	2,273	(9,074)	(6,801)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	87,685	(470,618)	(382,933)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	8,625	(9,767)	(1,142)
Neuberger Berman AMT Quality Equity Portfolio - I Class	2,525	(14,515)	(11,990)
Nomura VIP Emerging Markets Series - Standard Class	202,874	(1,443,629)	(1,240,755)
Nomura VIP Small Cap Value Series - Standard Class	602,846	(172,822)	430,024
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	130,267	(346,800)	(216,533)
Putnam VT Global Health Care Fund - Class IB	1,111	(3,831)	(2,720)
Putnam VT Large Cap Value Fund - Class IB	31,868	(21,500)	10,368
Templeton Foreign VIP Fund - Class 1	2,877	(11,173)	(8,296)
Templeton Foreign VIP Fund - Class 2	7,116	(15,786)	(8,670)
Templeton Global Bond VIP Fund - Class 1	330,216	(215,396)	114,820
Templeton Growth VIP Fund - Class 1	19,123	(23,800)	(4,677)
Templeton Growth VIP Fund - Class 2	1,805	(7,163)	(5,358)
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	133	(7)	126
TOPS® Balanced ETF Portfolio - Class 2 Shares	20,286	(7,639)	12,647
TOPS® Conservative ETF Portfolio - Class 2 Shares	142	(8)	134
TOPS® Growth ETF Portfolio - Class 2 Shares	135	(8)	127
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	18,684	(19,072)	(388)

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)
The change in units outstanding for the year ended December 31, 2024, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)

AB VPS Discovery Value Portfolio - Class A	253,758	(102,032)	151,726
AB VPS International Value Portfolio - Class A	19,717	(14,408)	5,309
AB VPS Large Cap Growth Portfolio - Class A	7,582	(6,614)	968
AB VPS Relative Value Portfolio - Class A	23,400	(36,751)	(13,351)
AB VPS Sustainable Global Thematic Portfolio - Class A	137,951	(41,609)	96,342
American Funds® IS Global Growth Fund - Class 2	475,372	(119,701)	355,671
American Funds® IS Global Small Capitalization Fund - Class 2	289,725	(59,985)	229,740
American Funds® IS Growth Fund - Class 2	437,558	(474,198)	(36,640)
American Funds® IS Growth-Income Fund - Class 2	813,929	(299,580)	514,349
American Funds® IS International Fund - Class 2	884,208	(246,879)	637,329
ClearBridge Variable Mid Cap Portfolio - Class I	113,438	(94,943)	18,495
DWS Alternative Asset Allocation VIP Portfolio - Class A	77,806	(19,848)	57,958
DWS Equity 500 Index VIP Portfolio - Class A	125,014	(178,588)	(53,574)
DWS Small Cap Index VIP Portfolio - Class A	38,127	(15,705)	22,422
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	495	(1,093)	(598)
Fidelity® VIP Contrafund® Portfolio - Service Class	335,687	(429,236)	(93,549)
Fidelity® VIP Equity-Income Portfolio - Initial Class	957	(5,846)	(4,889)
Fidelity® VIP Equity-Income Portfolio - Service Class	16,264	(8,598)	7,666
Fidelity® VIP Growth Opportunities Portfolio - Service Class	3,403	(13,415)	(10,012)
Fidelity® VIP Growth Portfolio - Service Class	267,632	(186,731)	80,901
Fidelity® VIP High Income Portfolio - Service Class	4,477	(4,761)	(284)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	6,029	(7,879)	(1,850)
Fidelity® VIP Mid Cap Portfolio - Service Class	284,122	(198,677)	85,445
Fidelity® VIP Overseas Portfolio - Service Class	13,464	(17,559)	(4,095)
Franklin Income VIP Fund - Class 1	261,576	(93,207)	168,369
Franklin Mutual Shares VIP Fund - Class 1	143,672	(77,945)	65,727
Franklin Small-Mid Cap Growth VIP Fund - Class 1	25,505	(14,636)	10,869
Invesco V.I. American Franchise Fund - Series I Shares	23,664	(85,534)	(61,870)
Invesco V.I. Core Equity Fund - Series I Shares	21,476	(58,790)	(37,314)
Invesco V.I. Core Plus Bond Fund - Series I Shares	5,021	(7,525)	(2,504)
Invesco V.I. EQV International Equity Fund - Series I Shares	126,999	(33,573)	93,426
Janus Henderson Balanced Portfolio - Institutional Shares	4,159	(16,455)	(12,296)
Janus Henderson Balanced Portfolio - Service Shares	27,516	(28,532)	(1,016)
Janus Henderson Enterprise Portfolio - Service Shares	19,605	(12,183)	7,422
Janus Henderson Global Research Portfolio - Institutional Shares	20,406	(32,424)	(12,018)
Janus Henderson Global Research Portfolio - Service Shares	1,446	(13,535)	(12,089)
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	10,598	(56,384)	(45,786)
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	239,410	(233,376)	6,034
LVIP American Century Balanced Fund - Standard Class II	138,543	(35,056)	103,487
LVIP American Century Inflation Protection Fund - Standard Class II	68,595	(39,252)	29,343
LVIP American Century Ultra® Fund - Standard Class	959,020	(14,315)	944,705
LVIP Baron Growth Opportunities Fund - Service Class	253,292	(117,022)	136,270
LVIP Baron Growth Opportunities Fund - Standard Class	6,802	(2,983)	3,819
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	157,827	(99,672)	58,155
LVIP BlackRock Equity Dividend Fund - Standard Class	394,967	(151,235)	243,732
LVIP BlackRock Global Allocation Fund - Standard Class	555,639	(382,274)	173,365
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	112,438	(60,962)	51,476
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	273,293	(101,508)	171,785
LVIP BlackRock Real Estate Fund - Standard Class	282,016	(213,303)	68,713
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	95,752	(98,419)	(2,667)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	32,875	(34,214)	(1,339)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	16,234	(61,362)	(45,128)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	1,706	(909)	797
LVIP Dimensional International Core Equity Fund - Standard Class	202,806	(74,146)	128,660
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	35,212	(16,838)	18,374
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	46,699	(74,078)	(27,379)
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	30,257	(51,773)	(21,516)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	45,690	(33,406)	12,284
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	693,853	(97,046)	596,807
LVIP Franklin Templeton Core Bond Fund - Standard Class	1,974,265	(188,345)	1,785,920
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	13,352	(9,954)	3,398
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	304,603	(196,922)	107,681
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	490,206	(94,915)	395,291
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	260,453	(97,832)	162,621
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	287,549	(272,905)	14,644
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	62,192	(36,551)	25,641
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	176,860	(208,591)	(31,731)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	133,408	(143,860)	(10,452)
LVIP Government Money Market Fund - Standard Class	1,205,159	(1,342,766)	(137,607)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	2,914	(2,165)	749
LVIP JPMorgan High Yield Fund - Standard Class	274,563	(144,694)	129,869
LVIP JPMorgan Retirement Income Fund - Standard Class	153	(342)	(189)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	40,802	(26,752)	14,050
LVIP JPMorgan Short Duration Bond Fund - Standard Class	344,376	(335,580)	8,796
LVIP Macquarie Wealth Builder Fund - Standard Class	5,870	(4,635)	1,235
LVIP MFS International Growth Fund - Standard Class	271,690	(200,515)	71,175
LVIP MFS Value Fund - Standard Class	700,738	(213,263)	487,475
LVIP Mondrian Global Income Fund - Standard Class	272,231	(54,865)	217,366
LVIP Mondrian International Value Fund - Standard Class	230,428	(131,360)	99,068
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	2,830	(3,665)	(835)
LVIP Nomura Diversified Floating Rate Fund - Standard Class	208,039	(29,649)	178,390
LVIP Nomura High Yield Fund - Standard Class	166,546	(30,466)	136,080
LVIP Nomura Mid Cap Value Fund - Standard Class	186,708	(101,784)	84,924
LVIP Nomura SMID Cap Core Fund - Standard Class	230,073	(154,285)	75,788
LVIP Nomura Social Awareness Fund - Standard Class	53,988	(14,336)	39,652
LVIP Nomura U.S. Growth Fund - Standard Class	79,457	(67,085)	12,372
LVIP Nomura U.S. REIT Fund - Standard Class	322,203	(283,922)	38,281
LVIP SSGA Bond Index Fund - Standard Class	1,174,305	(73,528)	1,100,777
LVIP SSGA Conservative Index Allocation Fund - Standard Class	78,901	(64,765)	14,136
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	15,552	(22,656)	(7,104)
LVIP SSGA International Index Fund - Standard Class	1,256,095	(150,131)	1,105,964
LVIP SSGA International Managed Volatility Fund - Standard Class	64,352	(40,479)	23,873
LVIP SSGA Mid-Cap Index Fund - Standard Class	1,020	(60)	960
LVIP SSGA Moderate Index Allocation Fund - Standard Class	385,367	(160,968)	224,399
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	566,476	(99,701)	466,775
LVIP SSGA S&P 500 Index Fund - Standard Class	2,319,743	(1,288,351)	1,031,392
LVIP SSGA Small-Cap Index Fund - Standard Class	707,887	(559,478)	148,409
LVIP Structured Conservative Allocation Fund - Standard Class	32,689	(17,380)	15,309
LVIP Structured Moderate Allocation Fund - Standard Class	343,407	(115,608)	227,799
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	244,380	(768,584)	(524,204)
LVIP T. Rowe Price 2020 Fund - Standard Class	16,936	(3,011)	13,925
LVIP T. Rowe Price 2030 Fund - Standard Class	2,275	(743)	1,532
LVIP T. Rowe Price 2040 Fund - Standard Class	6,712	(15,834)	(9,122)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	170,626	(261,277)	(90,651)
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	3,829	(11,681)	(7,852)
LVIP Vanguard Bond Allocation Fund - Standard Class	704,129	(82,013)	622,116
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	401,036	(436,432)	(35,396)
LVIP Vanguard International Equity ETF Fund - Standard Class	672,977	(159,465)	513,512
LVIP Wellington Capital Growth Fund - Standard Class	29,623	(960,616)	(930,993)
LVIP Wellington SMID Cap Value Fund - Standard Class	105,339	(46,497)	58,842
M Capital Appreciation Fund	22,607	(2,007)	20,600
M International Equity Fund	41,021	(1,398)	39,623
M Large Cap Growth Fund	28,382	(619)	27,763
M Large Cap Value Fund	13,840	(596)	13,244
MFS® VIT Growth Series - Initial Class	109,624	(184,086)	(74,462)
MFS® VIT Total Return Series - Initial Class	137,458	(82,590)	54,868
MFS® VIT Utilities Series - Initial Class	142,543	(134,059)	8,484
MFS® VIT II Core Equity Portfolio - Initial Class	14,420	(18,481)	(4,061)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	135,854	(58,654)	77,200
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	18,097	(10,430)	7,667
Neuberger Berman AMT Quality Equity Portfolio - I Class	3,417	(7,031)	(3,614)
Nomura VIP Emerging Markets Series - Standard Class	676,480	(498,311)	178,169
Nomura VIP Small Cap Value Series - Standard Class	339,371	(147,970)	191,401
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	245,192	(123,740)	121,452
Putnam VT Global Health Care Fund - Class IB	4,312	(9,992)	(5,680)
Putnam VT Large Cap Value Fund - Class IB	38,616	(8,678)	29,938
Templeton Foreign VIP Fund - Class 1	4,320	(7,165)	(2,845)
Templeton Foreign VIP Fund - Class 2	13,559	(13,161)	398
Templeton Global Bond VIP Fund - Class 1	559,174	(131,145)	428,029
Templeton Growth VIP Fund - Class 1	26,304	(9,186)	17,118
Templeton Growth VIP Fund - Class 2	2,564	(4,639)	(2,075)
TOPS® Balanced ETF Portfolio - Class 2 Shares	8,670	(3,472)	5,198
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	43,655	(14,154)	29,501

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
7. Subsequent Events
Management evaluated subsequent events through the date at which the Variable Account’s financial statements were available to be issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholder and Board of Directors of The Lincoln National Life Insurance Company and Contract Owners of Lincoln Life Flexible Premium Variable Life Account R

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life Flexible Premium Variable Life Account R (“Variable Account”), as of December 31, 2025, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP
We have served as the Variable Account’s auditor since 1998.
Philadelphia, Pennsylvania
April 8, 2026

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Discovery Value Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
AB VPS International Value Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
AB VPS Large Cap Growth Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
AB VPS Relative Value Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
AB VPS Sustainable Global Thematic Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Global Growth Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Global Small Capitalization Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Growth Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Growth-Income Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS International Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
ClearBridge Variable Mid Cap Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Equity-Income Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Equity-Income Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Growth Opportunities Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Growth Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP High Income Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Mid Cap Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Overseas Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Income VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Small-Mid Cap Growth VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. American Franchise Fund - Series I Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Core Plus Bond Fund - Series I Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. EQV International Equity Fund - Series I Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Balanced Portfolio - Institutional Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Global Research Portfolio - Service Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century Balanced Fund - Standard Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century Inflation Protection Fund - Standard Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century Ultra® Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from August 23, 2024 (commencement of operations) through December 31, 2024
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Equity Dividend Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Global Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Real Estate Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional International Core Equity Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Core Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Government Money Market Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Retirement Income Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Short Duration Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Macquarie Wealth Builder Fund - Standard Class		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP MFS Value Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Mondrian Global Income Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura Diversified Floating Rate Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura High Yield Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura Mid Cap Value Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura SMID Cap Core Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura Social Awareness Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura U.S. Growth Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura U.S. REIT Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Conservative Index Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Mid-Cap Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from October 4, 2024 (commencement of operations) through December 31, 2024
LVIP SSGA Moderate Index Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Structured Conservative Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Structured Moderate Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP T. Rowe Price 2020 Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP T. Rowe Price 2030 Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP T. Rowe Price 2040 Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Vanguard Bond Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Vanguard International Equity ETF Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Wellington Capital Growth Fund - Standard Class			For the year ended December 31, 2024
LVIP Wellington SMID Cap Value Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
M Capital Appreciation Fund	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
M International Equity Fund	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
M Large Cap Growth Fund	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
M Large Cap Value Fund	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Growth Series - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT II Core Equity Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Total Return Series - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Utilities Series - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Neuberger Berman AMT Quality Equity Portfolio - I Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Emerging Markets Series - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Small Cap Value Series - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Putnam VT Global Health Care Fund - Class IB	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Putnam VT Large Cap Value Fund - Class IB	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Templeton Foreign VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Templeton Foreign VIP Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Templeton Growth VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Templeton Growth VIP Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	As of December 31, 2025	For the period from December 1, 2025 through December 31, 2025	For the period from December 1, 2025 (commencement of operations) through December 31, 2025
TOPS® Balanced ETF Portfolio - Class 2 Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
TOPS® Conservative ETF Portfolio - Class 2 Shares	As of December 31, 2025	For the period from December 1, 2025 through December 31, 2025	For the period from December 1, 2025 (commencement of operations) through December 31, 2025
TOPS® Growth ETF Portfolio - Class 2 Shares	As of December 31, 2025	For the period from December 1, 2025 through December 31, 2025	For the period from December 1, 2025 (commencement of operations) through December 31, 2025
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025